UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07763

The Masters’ Select Funds Trust
(Exact name of registrant as specified in charter)

4 Orinda Way, Suite 200-D, Orinda, CA 94563
(Address of principal executive offices) (Zip code)

Kenneth E. Gregory
4 Orinda Way, Suite 200-D
Orinda, CA 94563
(Name and address of agent for service)

(925) 254-8999
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2010

Item 1. Reports to Stockholders.

The Masters’ Select Funds Trust

Annual Report

The Masters’ Select Equity Fund The Masters’ Select International Fund The Masters’ Select Value Fund The Masters’ Select Smaller Companies Fund The Masters’ Select Focused Opportunities Fund

December 31, 2010

www.mastersfunds.com

The Masters’ Select Concept

In constructing the Masters’ Select Funds, the goal was to design funds that would isolate the stock-picking skills of a group of highly regarded portfolio managers. To meet this objective, we designed the funds with both risk and return in mind, placing particular emphasis on the following factors:

1.	Only stock pickers Litman/Gregory believes to be exceptionally skilled are chosen to manage each fund’s sub-portfolios.

2.
Of equal importance, each stock picker runs a very concentrated sub-portfolio of not more than 15 of his or her “highest conviction” stocks. In the Focused Opportunities Fund, each stock picker may own no more than seven stocks.

3.	Although each manager’s portfolio is concentrated, Masters’ Select seeks to manage risk partly by building diversification into each Fund.

•	With the Equity and International Funds, Litman/Gregory has sought to achieve this by including managers with differing investment styles and market cap orientations.

•
With the Smaller Companies Fund, much like Equity and International, Litman/Gregory has brought together managers who use different investment approaches, though each focuses on the securities of smaller companies.

•
With the Value Fund, Litman/Gregory has included managers who each take a distinct approach to assessing companies and defining value. Please note that the Value Fund is classified as a “non-diversified” fund; however, its portfolio has historically met the qualifications of a “diversified” fund.

•
With the Focused Opportunities Fund, this is done by using multiple managers with diverse investment styles. However, even with this diversification, the Fund is classified as a “non-diversified” fund, as it may hold as few as 15 stocks and no more than 21 stocks. In the future, if more sub-advisors are added, the Fund could become more diversified.

4.
Litman/Gregory believes that excessive asset growth often results in diminished performance. Therefore, each Masters’ Select Fund may close to new investors at a level that Litman/ Gregory believes will preserve each manager’s ability to effectively implement the “select” concept. If more sub-advisors are added to a particular Fund, the Fund’s closing asset level may be increased.

Portfolio Fit

As with all equity funds, Masters’ Select Funds are appropriate for investors with a long-term time horizon, who are willing to ride out occasional periods when the funds’ net asset values decline. Within that context, we created the Masters’ Select Equity and Masters’ Select International Funds to be used as core equity and international fund holdings. Masters’ Select Smaller Companies Fund has been created to provide a core domestic small cap investment opportunity. We created Masters’ Select Value Fund for investors who seek additional, dedicated value exposure in their portfolios. Masters’ Select Focused Opportunities Fund has been created to provide a core large-cap holding for long-term investors. Although performance in each specific down market will vary, we purposely set the allocations to each manager with the objective of keeping risk about equal to the funds’ overall benchmarks. In the end, the focus on the highest conviction stocks of a group of very distinguished managers with superior track records is what we believe makes the funds ideal portfolio holdings.

Diversification does not assure a profit or protect against a loss in a declining market.

Contents

Our Commitment to Shareholders	2
Funds’ Performance	3
Letter to Shareholders	4
Masters’ Select Equity Fund
Equity Fund Review	5
Equity Fund Managers	9
Equity Fund Value of Hypothetical $10,000	9
Equity Fund Stock Highlights	10
Equity Fund Schedule of Investments	13
Masters’ Select International Fund
International Fund Review	15
International Fund Managers	20
International Fund Value of Hypothetical $10,000	20
International Fund Stock Highlights	21
International Fund Schedule of Investments	24
Masters’ Select Value Fund
Value Fund Review	26
Value Fund Managers	30
Value Fund Value of Hypothetical $10,000	30
Value Fund Stock Highlights	31
Value Fund Schedule of Investments	33
Masters’ Select Smaller Companies Fund
Smaller Companies Fund Review	34
Smaller Companies Fund Managers	38
Smaller Companies Fund Value of Hypothetical $10,000	38
Smaller Companies Fund Stock Highlights	39
Smaller Companies Fund Schedule of Investments	41
Masters’ Select Focused Opportunities Fund
Focused Opportunities Fund Review	42
Focused Opportunities Fund Managers	46
Focused Opportunities Fund Value of Hypothetical $10,000	46
Focused Opportunities Fund Stock Highlights	47
Focused Opportunities Fund Schedule of Investments	48
Expense Examples	49
Statements of Assets and Liabilities	50
Statements of Operations	51
Statements of Changes in Net Assets
Equity Fund	52
International Fund	52
Value Fund	53
Smaller Companies Fund	53
Focused Opportunities Fund	54
Financial Highlights
Equity Fund Institutional Class	55
International Fund Institutional Class	56
Value Fund Institutional Class	57
Smaller Companies Fund Institutional Class	58
Focused Opportunities Fund Institutional Class	59
Equity and International Investor Class	60
Notes to Financial Statements	61
Report of Independent Registered Public Accounting Firm	72
Other Information	73
Index Definitions	77
Industry Terms and Definitions	79
Tax Information	80
Trustee and Officer Information	81

This report is intended for shareholders of the funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Masters’ Select Funds. Statements and other information in this report are dated and are subject to change.

Litman/Gregory Fund Advisors, LLC has ultimate responsibility for the funds’ performance due to its responsibility to oversee its investment managers and recommend their hiring, termination and replacement.

Table of Contents 1

Litman/Gregory Fund Advisors’
Commitment to Shareholders

We are deeply committed to making each Masters’ Select Fund a highly satisfying long-term investment for shareholders. In following through on this commitment we are guided by our core values, which influence four specific areas of service:

First, we are committed to the Masters’ Select concept.

•
We will only hire managers who we strongly believe will deliver exceptional long-term returns relative to their benchmarks. We base this belief on extremely thorough due diligence research. This not only requires us to assess their stock picking skills, but also to evaluate their ability to add incremental performance by investing in a concentrated portfolio of their highest conviction ideas.

•
We will monitor each of the managers so that we can maintain our confidence in their ability to deliver the long-term performance we expect. In addition, our monitoring will seek to assess whether they are staying true to their Masters’ Select mandate. Consistent with this mandate we focus on long-term performance evaluation so that the Masters’ Select stock pickers will not be distracted by short-term performance pressure.

Second, we will do all we can to ensure that the framework within which our stock pickers do their work further increases the odds of success.

•
Investments from new shareholders in each Fund are expected to be limited so that each manager’s Masters’ Select asset base remains small enough to retain flexibility to add value through individual stock picking.

•
The framework also includes the diversified multi-manager structure that makes it possible for each manager to invest in a concentrated manner knowing that the potential volatility within his or her portfolio will be diluted at the fund level by the performance of the other managers. In this way the multi-manager structure seeks to provide the fund-level diversification necessary to temper the volatility of each manager’s sub-portfolio.

•
We will work hard to discourage short-term speculators so that cash flows into the Funds are not volatile. Lower volatility helps prevent our managers from being forced to sell stocks at inopportune times or to hold excessive cash for non-investment purposes. This is why years ago the Funds implemented a 2% redemption fee for the first 180 days of a shareholder’s investment in any Fund, which is paid to each Fund for the benefit of shareholders.

Third, is our commitment to do all we can from an operational standpoint to maximize shareholder returns.

•
We will remain attentive to Fund overhead, and whenever we achieve savings we will pass them through to shareholders. For example, we have had several manager changes that resulted in lower sub-advisory fees to our Funds. In every case we have passed through the full savings to shareholders in the form of fee waivers.

•
We will provide investors with a low minimum, no-load, no 12b-1 Institutional share class for all Masters’ Select Funds, and a low minimum, no-load Investor share class for the Masters’ Select Equity Fund and Masters’ Select International Fund.

•
We also will work closely with our sub-advisors to make sure they are aware of tax-loss selling opportunities (only to be taken if there are equally attractive stocks to swap into). We account for partial sales on a specific tax lot basis so that shareholders will benefit from the most favorable tax treatment. The goal is not to favor taxable shareholders over tax-exempt shareholders but to make sure that the Masters’ Select stock pickers are taking advantage of tax savings opportunities when doing so is not expected to reduce pre-tax returns.

Fourth, is our commitment to communicate honestly about all relevant developments and expectations.

•	We will continue to do this by providing thorough and educational shareholder reports.

•	We will continue to provide what we believe are realistic assessments of the investment environment.

Our commitment to Masters’ Select is also evidenced by our own investment. Our employees have, collectively, substantial investments in the Funds, as does our company retirement plan. In addition, we use the Funds extensively in the client accounts of our investment advisor practice (through our affiliate Litman/Gregory Asset Management, LLC). We have no financial incentive to do so because the fees we receive from Masters’ Select held in client accounts are fully offset against the advisory fees paid by our clients. In fact, we have a disincentive to use the Funds in our client accounts because each Masters’ Select Fund is capacity constrained (they may be closed as mentioned above), and by using them in client accounts we are using up capacity for which we may not be paid. But we believe these Funds offer value that we can’t find/obtain elsewhere and this is why we enthusiastically invest in them ourselves and on behalf of our clients.

While we believe highly in the ability of the Funds’ sub-advisors, our commitments are not intended as guarantees of future results.

While the Funds are no-load, there are management fees and operating expenses that do apply, as well as a 12b-1 fee that applies to Investor class shares. Please refer to the prospectus for further details.

2 The Masters’ Select Funds Trust

Masters’ Select Funds’ Performance

	Average Annual Total Returns
Institutional Class Performance as of 12/31/2010	One-Year	Two-Year	Three-Year	Five-Year	Ten-Year	Since Inception
Masters’ Select Equity Fund (12/31/1996)	19.21%	31.15%	-2.89%	0.92%	2.64%	6.80%
Russell 3000 Index	16.93%	22.50%	-2.01%	2.74%	2.16%	6.02%
Custom Equity Index	16.72%	21.92%	-2.12%	2.89%	2.74%	6.07%
Lipper Multi-Cap Core Fund Index	16.64%	25.64%	-1.49%	2.95%	2.57%	5.99%
Gross Expense Ratio: 1.34% Net Expense Ratio as of 4/30/10: 1.33%

Masters’ Select International Fund (12/1/1997)	15.86%	26.69%	-4.35%	5.49%	6.08%	9.58%
S&P Global (ex U.S.) LargeMid Cap Index	11.89%	26.34%	-4.19%	5.55%	5.93%	6.83%
Lipper International Large-Cap Core Fund Index	8.83%	18.60%	-7.28%	2.33%	3.06%	5.21%
Gross Expense Ratio: 1.27% Net Expense Ratio as of 4/30/10: 1.15%

Masters’ Select Value Fund (6/30/2000)	11.30%	26.62%	-5.50%	-0.76%	3.66%	3.92%
Russell 3000 Value Index	16.23%	17.98%	-3.91%	1.45%	3.63%	4.58%
Lipper Large-Cap Value Fund Index	13.03%	18.85%	-3.81%	1.53%	1.90%	2.19%
Gross Expense Ratio: 1.45% Net Expense Ratio as of 4/30/10: 1.42%

Masters’ Select Smaller Companies Fund (6/30/2003)	22.26%	35.68%	0.53%	2.52%	n/a	7.50%
Russell 2000 Index	26.86%	27.01%	2.22%	4.47%	n/a	9.11%
Lipper Small-Cap Core Fund Index	25.69%	30.02%	2.88%	4.76%	n/a	9.53%
Gross Expense Ratio: 1.63% Net Expense Ratio as of 4/30/10: 1.62%

Masters’ Select Focused Opportunities Fund (6/30/2006)	15.13%	31.10%	-4.51%	n/a	n/a	0.74%
S&P 500 Index	15.05%	20.62%	-2.86%	n/a	n/a	1.94%
Gross Expense Ratio: 1.50% Net Expense Ratio as of 4/30/10: 1.40%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. The funds impose a 2.00% redemption fee on shares held less than 180 days. Performance does not reflect the redemption fee. If reflected, performance would be lower.

The performance quoted does not include a deduction for taxes that a shareholder would pay on distributions or the redemption of fund shares. Indexes are unmanaged, do not incur expenses, taxes or fees and cannot be invested in directly. See pages 77-78 for the index definitions.

Each of the funds may invest in foreign securities. Investing in foreign securities exposes investors to economic, political and market risks and fluctuations in foreign currencies. The Masters’ Select International Fund will invest in emerging market countries, which involve additional risks such as government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets. Each of the funds may invest in the securities of small companies. Small-company investing subjects investors to additional risks, including security price volatility and less liquidity than investing in larger companies. Masters’ Select Value and Masters’ Select Focused Opportunities are non-diversified funds, which means that each respective fund may concentrate more of its assets in fewer individual holdings than a diversified fund. Though primarily equity funds, the Value and Focused Opportunities funds may invest portions of assets in securities of distressed companies. Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may become worthless.

Gross and net expense ratios are for the institutional share class and are per the Prospectus dated April 30, 2010. Through April 30, 2011, Litman/Gregory has contractually agreed to waive a portion of its advisory fees effectively reducing total advisory fees to approximately 0.95% of the average daily net assets of the International Fund, 1.08% of the average daily net assets of the Value Fund and 1.02% of the Focused Opportunities Fund. Litman/Gregory may voluntarily waive a portion of its advisory fee in addition to those fees that are contractually waived. Litman/Gregory has agreed not to seek recoupment of advisory fees waived. Through April 30, 2011, Litman/Gregory has voluntarily agreed to waive a portion of its management fee to pass through any costs benefits resulting from sub-advisor breakpoints, changes in the sub-advisory fee schedules or allocations within the Equity Fund, the International Fund, the Value Fund, the Smaller Companies Fund, and the Focused Opportunities Fund.

Funds’ Performance 3

Dear Fellow Shareholder,

Back in September, when the S&P 500 return was negative on the year, it didn’t seem likely that stocks would end 2010 with returns in the teens. But that’s exactly what happened, at least in the U.S. and emerging markets. It was a strong year for Masters’ Select Equity and Masters’ Select International, the two oldest Masters’ Select funds. Masters’ Select Focused Opportunities was a benchmark performer and Masters’ Select Value and Smaller Companies lagged their benchmarks in 2010. (See page 3 for performance detail.)

As time distances investors from the worst of the financial crisis, confidence and a willingness to take on more risk seems to be building. However, despite economic improvements, macroeconomic risk continues to appear elevated (at least in our view) and is mostly tied to excessive debt in much of the developed world. Our sub-advisors’ big-picture views vary. Many are more bullish than we are, some are cautious and at least one is still quite negative. However, at the end of the day, their bottom-up analyses drives their assessment of stock-picking opportunities and here the news is encouraging. They report to us that they are finding return opportunities that they believe are quite attractive, and when they share their reasoning and analysis behind the stocks they own for Masters’ Select, we almost always find ourselves in agreement. (See pages 10, 21, 31, 39 and 47 for the sub-advisors’ discussion of some of their Masters’ holdings.)

In what may be a challenging investment environment in coming years, we believe that the Masters’ Select funds will be well-positioned relative to many peer group competitors by virtue of the skill level of our sub-advisors and the fact that they can build portfolios that consist of only their highest-conviction stock ideas. This ability to concentrate on what is most compelling and eliminate other positions that are somewhat less attractive is core to the Masters’ Select model. Moreover, at the overall fund level, we believe our manager diversification can mitigate some of the risk of highly concentrated portfolios. Each fund has a well-diversified portfolio with respect to the overall number of holdings with the exception of Focused Opportunities, which is designed to be even more highly concentrated. However, even that fund is globally diversified, employs different stock-picking approaches and typically holds about 20 stocks.

We are working hard to build on the long-term success of Masters’ Select Equity and Masters’ Select International (which independent fund research firm Morningstar recently referred to as “an exceptional core foreign holding”). In the case of Masters’ Select Value and Masters’ Select Smaller Companies we are encouraged with the performance over the past 24 months as we seek to improve their long-term records.  In the case of Value, the fund has significantly out-performed its benchmark since our last manager change 2 ¼ years ago and has slightly outperformed its primary benchmark over ten years. (It has materially outperformed other value benchmarks we follow over this longer time period—see page 26 for more detail). Smaller Companies has also significantly outperformed its benchmark over the past two years though it lagged in 2010 (in fact, all the Masters’ Select funds have exhibited strong outperformance over the past two-year period).

Litman/Gregory partners and employees as well as the Masters’ Select funds’ independent trustees continue to have a substantial investment in the funds. As of the end of 2010 this amounted to $13.3 million. This investment reflects both our commitment to the funds and our confidence in their future. We continue to remain intensely focused on rewarding your and our investments in Masters’ Select.

Sincerely,

Ken Gregory and Jeremy DeGroot

Litman/Gregory Fund Advisors, LLC
Advisor to the Masters’ Select Funds

Performance discussions for the Equity Fund and the International Fund are specifically related to the Institutional share class.

Some of the comments are based on current management expectation and are considered “forward-looking statements”. Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statement by words such as “estimate”, “may”, “expect”, “should”, “could”, “believe”, “plan”, and similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Diversification does not assure a profit or protect against a loss in a declining market.

References to other mutual funds should not be interpreted as an offer of these securities.

Please see pages 77-78 for index definitions. You cannot invest directly in an index.

Please see page 79 for industry definitions.

4 The Masters’ Select Funds Trust

Masters’ Select Equity Fund Review

Masters’ Select Equity had a strong year in 2010, with its 19.2% gain well ahead of the Russell 3000 Index benchmark’s gain of 16.9%. This was the fund’s second consecutive year of strong relative and absolute performance since a slump from 2005 through 2008 (prior to that the fund had outperformed in six consecutive years). Since December 31, 2008 Masters’ Select Equity has returned a cumulative 72% compared to 50% for the benchmark index. Longer term the fund still trails over the past five years but has bested its Russell 3000 benchmark over 10 years and since inception 14 years ago.

Performance as of December 31, 2010

	Average Annual Total Returns
	One Year	Three- Year	Five- Year	Ten- Year	Since Inception
Masters’ Select Equity Fund Institutional Class (12/31/1996)	19.21%	-2.89%	0.92%	2.64%	6.80%
Russell 3000 Index	16.93%	-2.01%	2.74%	2.16%	6.02%
Custom Equity Index	16.72%	-2.12%	2.89%	2.74%	6.07%
Lipper Multi-Cap Core Fund Index	16.64%	-1.49%	2.95%	2.57%	5.99%
Masters’ Select Equity Fund Investor Class (4/30/2009)	19.04%	n/a	n/a	n/a	30.34%
Russell 3000 Index	16.93%	n/a	n/a	n/a	28.68%
Custom Equity Index	16.72%	n/a	n/a	n/a	28.67%
Lipper Multi-Cap Core Fund Index	16.64%	n/a	n/a	n/a	29.24%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. See page 3 for a detailed discussion of the risks and costs associated with investing in the Masters’ Select Equity Fund. All performance discussions in this report refer to the performance of the Institutional share class.

Portfolio Commentary

Performance of managers: In 2010, four of the seven Masters’ Select Equity stock pickers outperformed their respective benchmarks. The range of relative performance among the managers was wide, with the outperforming managers finishing the year well ahead of their respective benchmarks, while the three underperforming managers lagged by a meaningful margin. The outperformance relative to the managers’ respective benchmarks ranged from 7.1% to 24.4%, while the underperformance ranged from 4.5% to 10.6%.i

As we have written in the past, we do not expect short-term outperformance from every manager in every time period. Our goal for all of our investment managers is long-term outperformance relative to their respective benchmarks. Through December 31, 2010, all seven sub-advisors are ahead of their respective benchmarks during their entire tenure with Masters’ Select. (Four sub-advisors have been on the fund since its inception 14 years ago, while the other three sub-advisors were added to the portfolio at various points in 2008.) Based on our on-going assessment of the skills of each manager and their attention to the Masters’ Select portfolio, we remain confident in their ability to add value over their benchmarks over the long-term.

Sector and stock-picking impact: We focus on the performance of individual stocks rather than the effect of sector allocation when discussing the performance of our funds, though at times sector exposure may provide some insight into the funds’ relative performance. Based on attribution data for 2010, Masters’ Select Equity’s overall sector exposure had a minor positive impact on performance relative to the Russell 3000 benchmark, with no single sector weighting contributing or detracting meaningfully from relative performance. The portfolio’s average cash position of over 4% during the year was a drag on performance given the strong stock returns experienced during the year. The primary driver of the fund’s strong 2010 performance was stock selection, and on that front, outperformance in the consumer discretionary and staples areas, as well as information technology, were more than enough to offset underperforming holdings in the industrials, materials, and telecom sectors.

Leaders and laggards: The table on page 6 lists the biggest contributors to and detractors from performance for the year. The largest contributor to performance was casino operator Las Vegas Sands, which gained 130% in 2010. The stock was owned by two managers during the year—Sands Capital (no connection to the company) and Turner Investment Partners. Sands Capital purchased the stock for their sleeve of the Masters’ Select Equity portfolio in the first half of 2008, and although the stock price collapsed during the market’s downturn in late 2008/early 2009, Sands’ confidence in the company’s long-term profitability led them to build their position meaningfully, which lowered their average cost significantly. Their conviction ultimately paid off big for shareholders. Sands sold the stock late in the third quarter. Turner purchased Las Vegas Sands in February of 2010 after gaining confidence that gaming activity and hotel bookings abroad were improving from depressed levels, while the company was also benefitting from tremendous growth at their new casino in Singapore, as well as new regulations that would create barriers to entry for new competition. Turner also sold the stock late in the third quarter after gaining more than 100% during their seven-month holding period.

In energy, Schlumberger was a top-10 contributor, gaining 30% for the year. The company was temporarily disrupted by the global financial crisis and recession in 2009, and Sands added Schlumberger to the Masters’ Select portfolio believing that oil and gas activity has resumed its upward secular trend, and that the company was emerging from the downturn in a stronger and more dominant position. In addition to successful initiatives aimed at cost rationalization and supply-chain management, Schlumberger has been able to apply their financial strength opportunistically in key areas of innovation and growth through targeted mergers and acquisitions. For instance, Schlumberger’s recent merger with Smith International will broaden and deepen the company’s technology suite with completion tools, bits, and drilling/completion fluids, which should strengthen the company’s uniquely integrated and complementary tooling options. At year end, Sands continued to own the stock. Dick Weiss also owns Schlumberger as a result of his holding in Smith International being acquired by Schlumberger. At the end of the year, eight of the portfolio’s 10 largest contributors to 2010 performance remained in the portfolio.

Fund Summary 5

Not all stocks are winners, and in looking at the worst-performing stocks for the year, the biggest detractors were spread across a number of sectors, such as Kohl’s in the retailing space, Cemex in the materials sector, and Radian in the financial sector. Two technology holdings that struggled in 2010 were American Superconductor and Dell Computer. Turner purchased American Superconductor in late 2009 but sold it in March of this year at a loss following reports that China may slow its wind turbine production levels due to tightening credit conditions, and comments from high-level Chinese government officials that said they are rethinking their massive commitment to wind energy because China may not be suitable for wind power generation.

Another detractor in the technology space was Dell Computer, a long-term holding that remains in the Southeastern Asset Management sleeve of the portfolio. Southeastern continues to like that Dell has become more of a services company, which is much more profitable than their PC business. On the PC side of the business they continue to believe that Dell’s business strategy of providing online-based, customized PC sales, where they benefit from negative working capital by receiving payment from customers before spending on the computers they produce, is an underappreciated benefit. At the current price, Southeastern doesn’t think the market is giving the company credit for its new business mix or understands how Dell’s massive share buybacks have boosted the value of the company. At the end of the year, three of the year’s 10 largest detractors remained in the portfolio.

Ultimately, it is important to understand that the fact that a stock has lost (or made) money for Masters’ Select in a given period tells us nothing about how successful the holding was or will ultimately become. The fund will hold some stocks for significantly longer periods of time and the success of these holdings must be judged over the entire holding period and therefore won’t be known until they are ultimately sold.

Masters’ Select Equity Fund Contribution by Holding
For the Year Ended December 31, 2010

Top Contributors
Security	Portfolio Contribution
Las Vegas Sands Corp.	1.03%
Apple, Inc.	0.81%
Snap-on, Inc.	0.73%
Cenovus Energy, Inc.	0.69%
Cypress Semiconductor Corp.	0.66%
Hochtief AG	0.64%
Boston Scientific Corp.	0.61%
Schlumberger Ltd.	0.56%
Kinetic Concepts, Inc.	0.54%
DIRECTV - Class A	0.54%

Bottom Contributors
Security	Portfolio Contribution
Level 3 Communications, Inc.	-0.70%
Radian Group, Inc.	-0.37%
Covidien Ltd.	-0.31%
Rubicon Technology, Inc.	-0.29%
American Superconductor Corp.	-0.29%
Monsanto Co.	-0.24%
Kohl’s Corp.	-0.18%
Cemex S.A.B. de C.V. - ADR	-0.17%
Dell, Inc.	-0.17%
Foster Wheeler AG	-0.17%

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period.

6 The Masters’ Select Funds Trust

Portfolio mix: Often this fund’s sector weights may vary widely from those of its benchmark. This reflects the managers’ bottom-up, focused stock-selection process in which little or no consideration is given to how their sleeves’ sector weights compared to the index.

The portfolio’s largest sector deviation from the Russell 3000 Index is industrials, which was just over six percentage points below the benchmark weight; consumer staples remained a meaningful 4.5 percentage points underweight. All other sector weights were within 3.5 percentage points of the benchmark, with the majority of sectors within two percentage points of the benchmark weights.

Differences between the fund and the benchmark are particularly apparent in the fund’s meaningful exposure to foreign-domiciled companies. During the year, the portfolio’s weighting to foreign companies declined from 19.4% to just under 15%, where current holdings include Cemex SA (Mexico), Cheung Kong Holdings, Ltd (Hong Kong), and China Wireless Technology. ASML Holdings (Netherlands) was sold from the portfolio earlier in the year.

As for company size, the fund’s weighted average market cap increased from $25.5 billion to $30.2 billion in the year. Portfolio trading played only a modest role in the increased market capitalization. The increase in market cap is largely the result of stock-price appreciation, as many of the portfolio’s large-cap holdings such as Apple and Schlumberger were among the best performers during the year. At the end of the year, the portfolio’s mid-cap exposure stood at just over 37%, which remains close to its highest level (42%) in the fund’s history. Small-cap exposure at the end of the quarter was 5.0%, which is close to the fund’s lowest small-cap weighting in its 14-year history.

By Sector

	Sector Allocation
	Fund as of 12/31/09	Fund as of 12/31/10	Russell 3000 Index as of 12/31/10
Consumer Discretionary	12.0%	14.7%	11.5%
Consumer Staples	2.6%	4.6%	9.1%
Energy	13.3%	13.6%	11.3%
Finance	18.8%	16.6%	16.5%
Health Care & Pharmaceuticals	16.6%	11.5%	11.3%
Industrials	9.6%	5.5%	11.6%
Materials	3.5%	5.9%	4.3%
Technology	17.1%	20.4%	18.3%
Telecom	1.7%	1.0%	2.8%
Utilities	0.0%	0.0%	3.4%
Cash Equivalents & Other	4.7%	6.2%	0.0%
	100.0%	100.0%	100.0%

By Market Capitalization	By Domicile

Totals may not add up to 100% due to rounding

Market Capitalization:
Micro-Cap < $517 million
Small-Cap $517 million - $1.25 billion
Small/Mid-Cap $1.25 billion - $5 billion
Mid-Cap $5 billion - $14.1 billion
Large-Cap > $14.1 billion

Totals may not add up to 100% due to rounding

Fund Summary 7

Taxes: Masters’ Select Equity realized taxable gains in 2010. However, the fund has a sizable tax-loss carry-forward that more than offset those gains so there was no capital gain distribution in 2010. At the end of the year, the tax-loss carry-forward remained sizable at 11% of net assets and will be used to offset future realized capital gains.ii

In Closing

We’re pleased with the very strong rebound that Masters’ Select Equity has experienced since 2008, both on an absolute and relative basis. Prior to 2009 we were disappointed, as were our fellow shareholders, with the fund’s performance during its slump that started in 2005. Prior to that time it had a very strong record relative to its benchmark, beating it by almost 3 percentage points per year (2.78%) after six consecutive years of outperformance.

We believe the changes we made in 2008 to our sub-advisor group have righted the fund and that this is part of the explanation for the strong performance since that time. We’re very pleased with the fund’s sub-advisor group both with respect to our assessment of their stock-picking skills and their commitment to Masters’ Select. And we’re also pleased with their performance. As mentioned earlier, all seven have outperformed their benchmarks during their Masters’ Select tenure.

As we look forward, the macro environment remains challenging and returns are not likely to be as robust in the near term as they have been in the last two years. Nevertheless, we’re encouraged by reports from the fund’s sub-advisors that they continue to find stock-picking opportunities that they believe are compelling.

As we move into Masters’ Select Equity’s 15th year, we and our sub-advisors remain focused on our goal of delivering strong long-term performance relative to the fund’s peer group and benchmarks.

i
The managers and their respective benchmarks are: Bill D’Alonzo: Russell 2500 Growth Index; Christopher Davis and Ken Feinberg: S&P 500 Index; Mason Hawkins: Russell 3000 Value Index; Clyde McGregor: Russell 3000 Value Index; Frank Sands Jr, John Freeman and Michael Sramek: Russell 1000 Growth Index; Bob Turner: Russell 1000 Growth Index; Dick Weiss: Russell 2000 Index.

ii
Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and it is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

8 The Masters’ Select Funds Trust

Masters’ Select Equity Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Christopher Davis/ Kenneth Feinberg	Davis Selected Advisers, L.P.	20%	Mostly large companies	Blend
Bill D’Alonzo and Team	Friess Associates, LLC	10%	All sizes, but mostly small and mid-sized companies	Growth
Mason Hawkins	Southeastern Asset Management, Inc.	20%	All sizes and global, may have up to 50% foreign stocks	Value
Clyde McGregor	Harris Associates L.P.	20%	All sizes but mostly large and mid-sized companies	Value
Frank Sands, Jr./ A. Michael Sramek/ John Freeman	Sands Capital Management, LLC	10%	All sizes, but mostly large and mid-size companies	Growth
Robert Turner/ Frank Sustersic/ Jason Shrotberger	Turner Investment Partners, Inc.	10%	All sizes.	Growth
Richard Weiss	Wells Capital Management, Inc.	10%	All sizes, but mostly small and mid-sized companies	Blend

Equity Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the Masters’ Select Equity Fund from December 31, 1996 to December 31, 2010 compared with the Russell 3000 Index, Lipper Multi-Cap Core Fund Index and Custom Equity Index.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indices are unmanaged, do not incur fees, expenses or taxes and cannot be invested in directly.

Fund Summary 9

Masters’ Select Equity Fund Stock Highlights

TRW Automotive Holdings Corp. – Bill D’Alonzo

NYSE-listed TRW Automotive Holdings Corp. is among the world’s largest automotive suppliers.  The company focuses on safety products ranging from airbags to advanced sensor-based electronic systems that set new standards for safety “intelligence” in the latest cars and trucks.  TRW serves more than 40 vehicle manufacturers, including Ford Motor, Mercedes-Benz and Volkswagen.

Not long ago TRW was a company in trouble, weighed down by withering demand for autos and a heavy debt burden.  In response, TRW eliminated underperforming facilities from its global network and pursued other cost-cutting measures, reducing fixed costs by about one-fifth during the recession.  The company now benefits from a lean cost structure and uses net operating losses incurred during those tough times to offset new tax liabilities, freeing up cash to pay down debt. Thanks to a dominant position in the market for vehicle safety supplies, the company’s earnings are accelerating amid resurgent auto sales.

Revenue topped $14 billion in the 12 months through September, up 27 percent from the prior year. September-quarter earnings more than doubled, exceeding estimates by 88 percent.

The Friess Associates team spoke with Chief Financial Officer Joseph Cantie about TRW’s strategy to commit at least 6 percent of sales to research and development.  The company strives for continuous innovation to meet the evolving needs of its customers.  Regularly refreshing its product offerings helps the company remain the cutting-edge supplier in vehicle safety and maintain healthy profit margins.

The Friess Associates team bought TRW at just seven times 2010 earnings estimates.  Based on the consensus forecast, Wall Street expects TRW to finish 2010 with 488 percent earnings growth.

Amazon.com, Inc. – Sands Team

Amazon.com, Inc. is the dominant internet retailer with a clear focus on being the Earth’s most customer-centric company where consumers can find and discover almost anything they want to buy online. The company opened its virtual doors in July 1995 and today offers the largest selection of goods on the internet. Customers can buy a broad range of items on Amazon, including everything from electronics, jewelry, apparel, and hardware, to kitchen sinks. Amazon breaks revenues out into three broad categories: Media, Electronics and General Merchandise (EGM), and “Other.” Media represents about 44% of the business, EGM 53%, and the remaining 3% “Other.” Amazon also derives a significant portion of its revenue internationally: roughly 55% of the company’s sales are generated within North America, while 45% are derived from international markets.

The internet retail market is inherently attractive with robust growth of 14%+ annually expected over the next five years. As the shopping destination on the internet, Amazon is exceptionally well positioned to benefit from this growth. With nearly 121 million active customer accounts (up an amazing +23% year-over-year), Amazon is a dominant force on the internet and continues to take share. We believe share gains will continue as Amazon continues to offer its customers the lowest possible prices, unbeatable breadth and depth of product selection, excellent customer service, and the added convenience of free shipping.

Furthermore, Amazon possesses additional significant competitive advantages that should allow the company to sustain its growth in excess of internet retail market growth over the coming years. These advantages include over 15 years of fulfillment/warehousing experience, a scalable and difficult-to-replicate online platform, an unparalleled user interface, a large and growing network of third party sellers and affiliate partners, and a high degree of customer satisfaction and retention via wish lists and other tools, a proprietary recommendation engine, and expanding breadth and depth of merchandise. We expect robust top-line growth and modest scale-based expense leverage to drive 25 - 30% average annual earnings-per-share growth over the next 3-5 years.

Acme Packet, Inc. – Turner Team

Acme Packet, Inc. (APKT) is the leading telecom equipment vendor of Session Border Controller (SBC) products for enabling next generation VOIP and multi-media applications. The SBC market is benefitting from a long-term secular migration toward IP networks by carriers and enterprises and Acme enjoys a dominant position in the SBC market. The company expects an estimated $221 million in revenues in 2012. Over 10,000 Acme Packet systems have been deployed by more than 1,105 customers in 105 countries. They include 91 of the top 100 service providers in the world and 11 of the Fortune 25.

Due to the increased usage of internet protocol (IP) networks, we feel Acme Packet is well positioned to capture tremendous growth within this space. IP networks are quickly taking the place of traditional telephone networks as these new networks can be used in mobile technologies. The company owns 62% of the Session Border Controller market1, and we expect the company to capture further market gains as this technology becomes more prevalent to service provider such as Verizon and enterprises. We believe we are in the early innings of this growing market as we expect the service-provider market to grow to $900 million and the enterprise market to grow to $725 million over the next four years, a 20% to 50% annual growth rate. The shift to IP multimedia subsystems (IMS) also should provide Acme with sizeable opportunities aided by the global 4G wireless build-outs over the next decade. It is estimated that Acme Packet has nearly 120 active IMS projects globally and those figures should rise as the company looks to expand globally.

Competition is almost non-existent for the company in the service provider SBC market as the costs to develop a competitive product are expensive. Those that have tried have either been acquired or do not have a sole focus on SBC’s.

On the enterprise side, Acme Packet owns roughly 33% of this market and this makes up about 10% of the company’s revenues2. After the 2009 acquisition of Covergence Networks, the company now has a significant presence in this market and is in direct competition with Cisco. We believe Acme will be successful in growing their enterprise business as customers place more importance on content and support features, both being qualities that distinguish Acme from others. Additionally, we feel Acme can grow this business by adding to their current sales force, which already is known for being best-in-class as they are extremely responsive and focused. We believe the enterprise market represents a larger opportunity for Acme long-term as it is expected to exceed the service provider SBC market by 2015. Driving this growth is the need for businesses to capture all IP-based voice, video and data into a single IP connection as it promotes cost savings and a more efficient network experience.

10 The Masters’ Select Funds Trust

The company has not rested on its laurels within the SBC market, as Acme Packet has recently developed a series of related products that should drive future growth. The company’s multi-service security gateway (MSG), which provides a session routing proxy and a session-aware load balancer, should complement Acme’s current SBC product for its service customers. Although the MSG products are not a material revenue generator for the company at this point, we expect that these products will have a significant impact on the company’s growth as the total addressable market should be roughly $1.2 billion by 2014.

Acme Packet currently trades at 50 times fiscal 2012 consensus. Our price target of $76.50 is based on a 45 times multiple applied to our fiscal 2012 EPS estimate of $1.70, which represents roughly 25% upside to current consensus driven by what we believe will be an expanding addressable market for Session Border Controls (SBC), further adoption of video content placing constraints on the network, and international growth. Our target assumes some modest multiple compression as earnings growth decelerates from a 120% y/y rate in 2010 to a 40%+ profile through 2012. However, we continue to believe a premium valuation is warranted given our belief that Acme Packet is a secular growth story with leverage to some of the most important trends in technology.

Taser International, Inc. – Dick Weiss

Taser International, Inc. is a global leader in the development and manufacture of electronic control devices for use in law enforcement, military, private security and personal defense markets. TASER devices use proprietary technology to incapacitate combative or high-risk subjects who pose a risk to law enforcement officers, innocent citizens or themselves in a manner generally recognized as a safer alternative to other uses of force. The company is also developing SAAS-based software product to handle the back office needs of many of these same agencies.

The taser gun has developed into a standard piece of equipment for many law enforcement departments in the U.S. While a replacement cycle may begin in the U.S. over the next few years bolstering sales, there is also still room to increase penetration from the current level of 50% of all domestic law enforcement. Another source of the growth will be the international markets which are under-penetrated relative to the U.S. The target foreign markets are largely the English speaking world as well as Europe. Current estimates are that these markets are only 15% penetrated.

The last few years have witnessed as enormous amount of new product introductions from TASER. These include a consumer device (C2), a 3-shot taser (X3), crowd-control tasers and an on-officer camera device with related software (AXON and Evidence.com). Unfortunately, most of these products have not been met with initial success, which is one reason the stock has been a poor performer. One offset to this lack of success is that the company has put much effort into controlling costs and is in the process of reducing R&D as well.

The key to the future success of TASER will rest upon the success of its AXON efforts and in particular its software effort. Evidence.com is a SAAS-based software system that can replace existing outmoded data-based systems used by most police departments. Most of these systems were not developed to cope with the proliferation of devices such as on-officer cameras, car cameras, evidence storage and other data-intensive information. Evidence.com can provide a cost-efficient, subscription-based model for data management, evidence collection/storage/management and overall analytics to aid in running the department. If successful, this SAAS model could become the standard of the industry where no standards currently exist.

TASER has unique technologies with high barriers to entry. It has used these advantages to dominate the U.S. law enforcement market for non-lethal devices. While the international opportunities remain large, the most compelling aspect of the story is its attempt to leverage its law enforcement relationships to sell a SAAS-based software product. If this strategic move into software is successful, it could radically change the nature of the company and its valuation. With the stock trading at 55% of a  present value that assumes only modest success with Evidence.com, the risk/reward appears to be quite attractive.

Loews Corp. – Christopher Davis/Kenneth Feinberg

In the six months since our mid-year review of Loews Corporation, the company and its subsidiaries have made good progress and yet the shares have trailed the market by more than 6%. Bearing in mind Elizabeth Arden’s famous observation that “repetition makes reputation,” we thought it worth revisiting and updating our mid-year thoughts on this company. This is particularly true because as the shares have underperformed, we find them an even more compelling value today than we did then. As a result, it seems better to reiterate our rationale then turn to a new company.

Starting with the basics, Loews is a holding company with interests in property & casualty insurance, offshore drilling, natural gas transmission pipelines, natural gas exploration and production, and hotels. To reiterate our investment thesis, (i) the public market value of the holding company is at a substantial discount to the sum of its investments (many of which are publicly traded entities themselves), (ii) the companies in which Loews is invested trade at reasonable valuations themselves given their growth prospects and competitive positions, and (iii) management at Loews, with Jim Tisch as the CEO, has demonstrated over the long-term that they are talented and disciplined allocators of capital.

Fund Summary 11

As we mentioned in June, Loews is managed by members of the Tisch family, who collectively own ~25% of the company. Over half a century, Loews has invested in and divested of various businesses and opportunistically repurchased its own shares, all from the perspective of long-term owner-operators. Its shares outstanding today are about one third what it was in 1970. Over the last 30 years, the total return to Loews’ shareholders has been 14.6%, compared to 10.6% for the S&P 500 index. This is a testament to their investing acumen and prudent allocation of capital.

Loews’ current portfolio of investments includes stakes in three publicly traded companies (CNA Financial, Diamond Offshore, and Boardwalk Pipelines) whose combined market value almost equals the market value of Loews common stock itself. In addition, Loews has $5 per share of private company investments and $7 per share of cash net of its long-term debt, which is available to be invested in opportunities as they present themselves. The current discount of Loews’ share price to the market value of its net assets is 20%, and adjusted to exclude net cash and certain debt and preferred share investments in its subsidiaries, the discount is 24%.

The risk of such a ‘sum of the parts’ analysis for holding companies is if the parts themselves end up to be overvalued. In this case, we feel the opposite is true and that Loews’ publicly traded subsidiaries are attractively valued as well. CNA Financial, the P&C insurer, trades for ~0.7x its tangible book value and ~10x earnings. Diamond Offshore which owns and operates offshore drilling platforms globally is valued at 9x its trailing earnings. While BP’s oil spill in the Gulf of Mexico has created uncertainty about offshore drilling prospects and depressed earnings in the near-term, longer-term we believe that the global demand for oil will require greater offshore development and demand for Diamond’s drilling rigs. Diamond remained largely unlevered in recent years, and has taken advantage recently to acquire new-build rigs from distressed sellers at attractive valuations. Boardwalk Pipelines is a master limited partnership that owns and operates interstate gas transmission pipelines. Loews acquired two pipelines at attractive valuations after the sector experienced distress in the early 2000s. Since then, Boardwalk has invested significant capital into new pipeline projects to service growing natural gas production from shale basins. The current distribution yield is 7%, and should increase as its capital projects fully come on line.

In short, because we believe that these subsidiaries are trading at a discount to their intrinsic values, buying the holding company is like getting a discount on a discount. Clearly, management agrees and, as you would expect with such owner operators, are putting their money where their mouth is by continuing to repurchase shares at current prices. Given their long-term record, we find this repurchase activity very compelling.

Although revisiting the same company six months later risks being repetitive, the fact that Loews’ shares have become relatively cheaper makes this a risk worth taking. After all, in the immortal words of Mae West “Too much of a good thing is wonderful.”

Martin Marietta Materials, Inc. - Clyde McGregor

Martin Marietta Materials, Inc. is held in both the Equity Fund and the Value Fund. Please refer to the discussion on page 31.

1	Source: Infonetics Research
2	Source: CapStone Estimates
In keeping with Southeastern Asset Management’s disclosure policies, Mason Hawkins has not contributed commentary on his holdings in this report.

See page 79 for Industry Terms and Definitions

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

12 The Masters’ Select Funds Trust

Masters’ Select Equity Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2010

Shares		Value

COMMON STOCKS: 93.8%
Consumer Discretionary: 14.7%
17,800	Amazon.com, Inc.*	$3,204,000
156,000	DIRECTV - Class A*	6,229,080
201,000	Disney (Walt) Co.	7,539,510
58,500	Guess?, Inc.	2,768,220
212,500	HSN, Inc.*	6,511,000
143,000	Interpublic Group of Companies, Inc.*	1,518,660
61,000	Johnson Controls, Inc.	2,330,200
95,100	Mohawk Industries, Inc.*	5,397,876
18,000	New Oriental Education & Technology Group - ADR*	1,894,140
163,000	Pier 1 Imports, Inc.*	1,711,500
85,000	Talbots, Inc.*	724,200
59,800	Tempur-Pedic International, Inc.*	2,395,588
34,540	Tenneco, Inc.*	1,421,666
34,600	Time Warner Cable, Inc.	2,284,638
49,000	TRW Automotive Holdings Corp.*	2,582,300
62,500	Williams-Sonoma, Inc.	2,230,625
		50,743,203
Consumer Staples: 4.6%
18,400	Coca-Cola Co.	1,210,168
74,330	Costco Wholesale Corp.	5,367,369
36,750	Procter & Gamble Co.	2,364,128
407,000	Sara Lee Corp.	7,126,570
		16,068,235
Energy: 13.6%
176,400	Canadian Natural Resources Ltd.	7,835,688
212,000	Cenovus Energy, Inc.	7,046,880
356,000	Chesapeake Energy Corp.	9,223,960
50,590	EOG Resources, Inc.	4,624,432
26,100	FMC Technologies, Inc.*	2,320,551
63,500	Halliburton Co.	2,592,705
116,300	McDermott International, Inc.*	2,406,247
38,200	National Oilwell Varco, Inc.	2,568,950
51,000	Range Resources Corp.	2,293,980
63,200	Schlumberger Ltd.	5,277,200
13,500	Transocean, Inc.*	938,385
		47,128,978
Finance: 16.6%
185,800	American Express Co.	7,974,536
140,000	AON Corp.	6,441,400
368,500	Bank of New York Mellon Corp.	11,128,700
56	Berkshire Hathaway, Inc. - Class A*	6,745,200
263,500	CapitalSource, Inc.	1,870,850
96,800	Charles Schwab Corp.	1,656,248
391,000	Cheung Kong Holdings Ltd. - ADR	6,021,400
16,700	Fairfax Financial Holdings Ltd.	6,839,652
128,000	Loews Corp.	4,980,480
75,300	Transatlantic Holdings, Inc.	3,886,986
		57,545,452
Health Care, Pharmaceuticals & Biotechnology: 11.5%
26,000	Allergan, Inc.	1,785,420
894,000	Boston Scientific Corp.*	6,767,580
55,500	Greatbatch, Inc.*	1,340,325
199,000	Health Management Association, Inc.*	1,898,460
43,100	Illumina, Inc.*	2,729,954
9,100	Intuitive Surgical, Inc.*	2,345,525
46,100	Johnson & Johnson	2,851,285
62,500	Laboratory Corporation of America Holdings*	5,495,000
85,300	Merck & Co., Inc.	3,074,212
74,227	NuVasive, Inc.*	1,903,922
222,000	Omnicare, Inc.	5,636,580
37,300	Patterson Companies, Inc.	1,142,499
191,200	QLT, Inc.*	1,401,496
63,000	VCA Antech, Inc.*	1,467,270
		39,839,528
Industrials: 5.5%
225,640	A123 Systems, Inc.*	2,152,606
59,300	Ceradyne, Inc.*	1,869,729
84,000	Hochtief AG	7,148,323
123,200	Snap-on, Inc.	6,970,656
172,500	Taser International, Inc.*	810,750
		18,952,064
Materials: 5.9%
34,500	Barrick Gold Corp.	1,834,710
546,000	Cemex S.A.B. de C.V. - ADR	5,847,660
107,370	Chemtura Corp.*	1,715,773
49,000	Martin Marietta Materials, Inc.	4,519,760
15,500	Potash Corp. of Saskatchewan, Inc.	2,399,865
74,000	Sealed Air Corp.	1,883,300
87,890	Solutia, Inc.*	2,028,501
		20,229,569
Technology: 20.4%
46,910	Acme Packet, Inc.*	2,493,735
26,000	Alliance Data Systems Corp.*	1,846,780
19,200	Apple, Inc.*	6,193,152
95,090	Atheros Communications, Inc.*	3,415,633
323,000	Broadridge Financial Solutions, Inc.	7,083,390
2,612,000	China Wireless Technologies Ltd.	1,636,438
171,420	Cypress Semiconductor Corp.*	3,184,984
513,000	Dell, Inc.*	6,951,150
96,260	Digimarc Corp.*	2,888,763
15,000	Equinix, Inc.*	1,218,900
93,380	Fortinet, Inc.*	3,020,843
7,250	Google, Inc. - Class A*	4,306,283
123,000	Molex, Inc.	2,321,010
103,330	Netlogic Microsystems, Inc.*	3,245,595
95,700	Omnivision Technologies, Inc.*	2,833,677
61,000	QUALCOMM, Inc.	3,018,890
39,300	Rovi Corp.*	2,436,993
16,000	Salesforce.com, Inc.*	2,112,000
314,000	Symmetricom, Inc.*	2,226,260
85,840	Ultratech, Inc.*	1,706,499
27,500	Visa, Inc. - Class A	1,935,450
197,100	Xerox Corp.	2,270,592
57,500	Zebra Technologies Corp.*	2,184,425
		70,531,442
Telecommunication Services: 1.0%
3,587,480	Level 3 Communications, Inc.*	3,515,730

TOTAL COMMON STOCKS
(cost $269,770,755)		324,554,201

Schedule of Investments 13

Masters’ Select Equity Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2010

Principal Amount		Value

SHORT-TERM INVESTMENTS: 7.1%
24,494,000	State Street Bank & Trust., 0.010%, 12/31/10, due 01/03/11 [collateral: par value $26,015,000, Fannie Mae, 3.420%, due 11/24/20, value $25,006,919] (proceeds $24,494,000)	$24,494,000

TOTAL SHORT-TERM INVESTMENTS (cost $24,494,000)	24,494,000

TOTAL INVESTMENTS IN SECURITIES (cost $294,264,755): 100.9%	349,048,201

Liabilities in Excess of Other Assets: (0.9)%	(3,224,214

Net Assets: 100.0%	$345,823,987

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
*	Non-Income Producing Security

The accompanying notes are an integral part of these financial statements.

14 The Masters’ Select Funds Trust

Masters’ Select International Fund Review

Masters’ Select International had another strong year in 2010. The fund returned 15.9%, well ahead of its benchmarks: the S&P Global (ex U.S.) LargeMid Cap Index (up 11.9%) and the MSCI EAFE index (up 8.2%). Most important to us at Litman/Gregory is the fund’s long-term performance. Since its 12/1/97 inception through 12/31/10, the fund has delivered a strong average annual return of 9.6%, compared to 6.8% for the S&P Global (ex U.S.) index and 5.3% for the EAFE index. We also compare Masters’ Select International to the Lipper International Large-Cap Core Index, which rose 8.8% during the year and has returned 5.2% since the fund’s inception.

Performance is summarized in the table below. Also see the discussion on page 19 regarding the performance of index funds that attempt to track foreign stock indexes.

Performance as of December 31, 2010

	Average Annual Total Returns
	One Year	Three-Year	Five-Year	Ten-Year	Since Inception
Masters’ Select International Fund Institutional Class (12/1/1997)	15.86%	-4.35%	5.49%	6.08%	9.58%
S&P Global (ex U.S.) LargeMid Cap Index	11.89%	-4.19%	5.55%	5.93%	6.83%
Lipper International Large-Cap Core Index	8.83%	-7.28%	2.33%	3.06%	5.21%
MSCI EAFE Index	8.21%	-6.55%	2.94%	3.93%	5.26%
Masters’ Select International Fund Investor Class (4/30/2009)	15.58%	n/a	n/a	n/a	29.42%
S&P Global (ex U.S.) LargeMid Cap Index	11.89%	n/a	n/a	n/a	30.98%
Lipper International Large-Cap Core Index	8.83%	n/a	n/a	n/a	26.31%
MSCI EAFE Index	8.21%	n/a	n/a	n/a	26.15%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. See page 3 for a detailed discussion of the risks and costs associated with investing in the Masters’ Select International Fund. All performance discussions in this report refer to the performance of the Institutional share class.

The fund performance against its peer group is also important and here the fund looks very strong over a variety of time frames based on data from the independent fund research firm Morningstar:

•
Based on its total returns over 1, 3, 5 and 10 years through December 31 2010, it ranked in the top 7%, 19%, 13% and 12% for each of these periods among 829, 694, 511 and 289 foreign large blend funds respectively.i

•	Since the fund’s inception Morningstar reported that as of 12/9/2010, it “ranks fifth best out of 85 foreign large blend offerings that have been around that long.”ii

•	2010 marked the fifth time that the fund ranked in the top 10% of its Morningstar peer group in the last 12 years and the ninth time over that span that its ranking has been in the top quartile.

Masters’ Select International continues to be a Morningstar “Fund Analyst Pick” in the Foreign Large Blend categoryiii and in a December update report they wrote that, “Masters’ Select International is an exceptional core foreign holding.”

Portfolio Commentary

Factors that contributed to Masters’ Select International’s 2010 performance are discussed in the following paragraphs along with an update of noteworthy developments relating to the portfolio composition.

Performance of managers: In 2010, five of the fund’s six sub-advisors outperformed their respective benchmarks, while the sixth lagged slightly. Net of their management fees, the returns for the six managers ranged from 10.1% to 23.8%. While we are happy with the recent performance, we and the fund’s sub-advisors remain focused on generating superior long-term performance. In that regard, five of the six managers have beaten their benchmarks since their respective inception dates as sub-advisors on the fund.*

Country, sector and stock-picking impact: Though all the Masters’ Select funds are driven by bottom-up stock picking, the country and sector exposures that result from this process can provide some insight into the fund’s performance. During a period when foreign stocks rose over 10%, the fund’s cash weighting of 5% was a slight drag on relative performance.

Excluding cash, our attribution analysis shows that Masters’ Select International’s sector and country positioning relative to the S&P Global (ex U.S.) LargeMid Cap Index had in aggregate only a marginal impact on relative performance.

	Masters’ Select International Fund Morningstar Foreign Large Blend Peer Group Rankings Based on Total
	Fund Returns As of December 31, 2010
	Annual Ranking
	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
% Rank in Category	5%	6%	16%	25%	15%	85%	4%	66%	7%	66%	17%	7%
Funds in Category	340	396	439	482	504	551	608	657	743	778	823	829

*
The managers and their respective benchmarks are: Bill Fries and Vin Walden: MSCI All Countries World Free ex U.S. Index; Jim Gendelman: MSCI  All Countries World Growth ex U.S. Index; David Herro: MSCI World ex U.S. Value Index; Northern Cross Team: S&P Global ex U.S. LargeMid  Cap Index; Ted Tyson: MSCI All Countries World Growth ex U.S. Index; Amit Wadhwaney: MSCI All Countries World ex U.S. Value Index.

Fund Summary 15

On the currency front, the fund, which had minimal currency hedges during the year, benefited slightly from its foreign currency exposure despite the dollar’s appreciation versus the euro and the pound.

Stock selection was the key driver behind the fund’s outperformance for the year, particularly in the consumer discretionary, industrials, and the materials sectors. It was, however, weak in the technology sector. From a regional perspective, stock selection within Europe was very strong as our managers deftly navigated the uncertainty and volatility created by the European debt crisis.

One example of a successful pick is Valeo, a French maker of components involved in interior controls and transmission systems for automobiles. Mastholm, the sub-advisor that bought Valeo’s stock in late 2009, believed the market was extrapolating recent weak car demand unrealistically far into the future. Based on their conversations with car manufacturers and suppliers, however, Mastholm was confident that car production and, as a result, demand for Valeo’s car components, would exceed investors’ expectations. The numbers came in as Mastholm expected and the stock appreciated. Valeo continues to be a fund holding (although at a lower weighting now) because Mastholm believes investors have yet to appreciate the higher margins the company will generate by consolidating the number of suppliers it works with. In addition, the company is refocusing on products that offer superior revenue growth opportunities, such as heat shields for batteries (according to Mastholm this is an area of growing need given the car industry’s greater focus on electric and/or hybrid vehicles).

Leaders and laggards: See the table below for a list of the largest contributors and detractors to Masters’ Select International’s performance over the past year.

One of the fund’s laggards in 2010 was Gafisa, a smaller-cap Brazilian home builder that was sold from the fund during the first half of 2010. However, the stock is a good example of our oft-repeated point that whether or not a stock has lost or made money for the fund over the past quarter or year is not necessarily indicative of how successful the holding has been during the entire holding period, or how successful it may become. In the case of Gafisa, during our full holding period of over four years it nearly doubled and contributed significantly to the fund’s relative performance.

Another laggard was Resolution, a current holding of Third Avenue’s Amit Wadhwaney. Despite its recent performance, Wadhwaney’s conviction in the holding remains very high. Resolution’s management created the company to acquire and consolidate U.K. life insurance companies with the aim of creating shareholder value from operating, financial, and tax synergies. Third Avenue says Resolution’s management has a solid track record of doing just that. However, its stock has been punished because investors perceive that it is moving too slowly in making acquisitions and realizing value. Third Avenue, however, believes that Resolution’s careful approach in selecting what assets it buys and how much it pays for them will eventually benefit shareholders. Meanwhile, the market’s impatience with the company has allowed Wadhwaney to pick up shares at lower prices.

Among the fund’s winners during the year was Ensco, a U.K.-based offshore driller. Ensco’s stock was punished after the BP oil spill in the Gulf of Mexico due to investor concerns that the spill would lead to a moratorium or regulations that would hurt Ensco’s drilling operations in U.S. waters. However, Thornburg, the Masters’ Select sub-advisor who bought the stock, believed market participants overreacted for a few reasons. First, only about 20% of Ensco’s business stems from U.S. waters. Second, any moratorium on gulf-oil exploration would likely be a positive for oil prices in general and, as a result, a tailwind for Ensco’s operations. Third, the company was trading at around book value, which Thornburg considered to be extremely cheap for a company that they believed could achieve book value growth of over 10% a year and generate a return on capital in the mid teens or higher. This growth and profitability, according to Thornburg, will mostly result from the oil industry’s increased focus on offshore drilling as oil in shallower areas becomes more difficult to find.

Masters’ Select International Fund Contribution by Holding
For the Year Ended December 31, 2010

Top Contributors
Security	Portfolio Contribution
Clariant AG	0.93%
Xstrata Plc	0.78%
Ensco Plc - ADR	0.77%
Swatch Group AG (The)	0.76%
Potash Corp. of Saskatchewan, Inc.	0.74%
PDG Realty S.A. Empreendimentos e Participacoes	0.71%
Anhanguera Educacional Participacoes S.A.	0.69%
Valeo S.A.	0.68%
Andritz AG	0.66%
Novo Nordisk A/S	0.64%

Bottom Contributors
Security	Portfolio Contribution
Gafisa S.A.	-0.45%
Storebrand ASA	-0.42%
Seadrill Ltd.	-0.39%
Resolution Ltd.	-0.39%
Gazprom OAO	-0.25%
Qiagen N.V.	-0.25%
Petroleo Basileiro S.A. - ADR	-0.25%
HSBC Holdings Plc	-0.23%
Toyota Motor Corp.	-0.20%
Banco Bilbao Vizcaya Argentaria	-0.19%

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period.

16 The Masters’ Select Funds Trust

Portfolio mix: Please see below and page 18 for sector, regional, and market-cap allocations as of year-end.

As with all Masters’ Select funds, the primary focus of Masters’ Select International is to generate superior long-term returns. We believe one explanation for Masters’ Select International’s success over the years is the willingness of the fund’s stock pickers to hold the stocks they believe offer the most compelling risk/return potential over their investment horizon, irrespective of the stock’s weighting in the benchmark or whether they are even in the benchmark. One such example is Mercadolibre, an Argentina-based online e-commerce and trading platform that sub-advisor Jim Gendelman of Marsico Capital Management believes is extremely well positioned longer term to benefit from growing emerging-market consumption and higher internet adoption rates.

Noteworthy portfolio facts include:

•
The fund’s sector allocation, a byproduct of each sub-advisor’s bottom-up stock selection, changed slightly in 2010. The fund’s technology weighting decreased in favor of financials. Relative to its benchmark, the fund continues be overweighted to the consumer discretionary sector (13.6% versus 8.5%) and underweighted to materials (7.5% versus 12.8%). The fund’s largest sector weighting is to financials at 27%, only slightly higher than its weighting in the benchmark.

•
The fund’s weighting to Asia ex-Japan decreased by four percentage points to 12%, and compares to the index weighting of 19%. The fund remains underweighted to Japan (9% versus 15% for the index). The fund’s weighting to Europe increased from 50% to 57% and is now nearly 13 percentage points more than the index.

•
Exposure to emerging markets decreased five percentage points to 18%, and a good chunk of this weighting stems from stock picks in Latin America and Brazil in particular. This compares to an index weighting of 23% to emerging markets.

•
The fund’s market-cap allocation did not change much over the past year. The fund’s allocation to large-caps (greater than $10 billion) increased slightly to 60% as of December 31. As of year-end, the fund’s weighting to mid-caps ($2 billion to $10 billion) and small-caps (less than $2 billion market-cap) was 28% and 6%, respectively. Historically, the fund has held about 13% in small-caps on average. The remaining 6% of assets was in cash equivalents.

By Sector
	Sector Allocation
	Fund as of 12/31/09	Fund as of 12/31/10	S&P Global (ex U.S.) LargeMid Cap Index as of 12/31/10

Consumer Discretionary	15.5%	13.6%	8.5%
Consumer Staples	8.8%	8.1%	8.7%
Energy	9.3%	9.0%	11.3%
Finance	24.0%	27.1%	25.2%
Health Care & Pharmaceuticals	4.7%	4.4%	5.9%
Industrials	9.5%	12.3%	10.7%
Materials	8.8%	7.5%	12.8%
Technology	11.2%	7.9%	7.1%
Telecom	2.3%	3.5%	5.5%
Utilities	0.0%	0.0%	4.3%
Cash Equivalents & Other	6.0%	6.5%	0.0%
	100.0%	100.0%	100.0%

By Region
	Regional Allocation
	Fund as of 12/31/09	Fund as of 12/31/10	S&P Global (ex U.S.) LargeMid Cap Index as of 12/31/10
Africa	0.0%	0.9%	2.1%
Australia/New Zealand	0.0%	1.4%	5.9%
Asia (ex Japan)	16.1%	11.9%	19.0%
Japan	10.5%	8.5%	14.7%
Western Europe & UK	49.8%	57.0%	43.6%
Latin America	9.7%	8.8%	5.6%
North America	5.8%	3.3%	8.0%
Middle East	2.1%	1.7%	1.1%
Cash Equivalents & Other	6.0%	6.5%	0.0%
	100.0%	100.0%	100.0%

Totals may not add up to 100% due to rounding.

Fund Summary 17

By Asset Class	By Market Capitalization

Market Capitalization: Developed Markets Small-Cap < $2.0 billion Developed Markets Large and Mid-Cap > $2.0 billion	Market Capitalization: Small-Cap < $2.0 billion Mid-Cap $2.0 billion - $10.0 Large-Cap > $10.0 billion
*	Totals may not add up to 100% due to rounding

18 The Masters’ Select Funds Trust

Taxes: Masters’ Select International realized taxable gains in 2010. However the fund has a sizable tax-loss carry-forward that more than offset these gains so there was no capital gain distribution in 2010. At the end of the year, the tax-loss carry-forward remained sizable at 21% of net assets and will be used to offset future realized capital gains. We view this as a significant benefit for taxable shareholders over the next year and possibly beyond.v

In Closing

Stocks around the world have experienced a powerful rebound from the depths of the financial crisis and Masters’ Select International has participated in this rebound with two strong years for absolute and relative returns. Going forward, the global economy continues to face challenges, particularly the high debt levels in the developed world. Nevertheless, we’re encouraged by reports from the fund’s sub-advisors that they continue to find stock-picking opportunities that they believe are compelling.

As we move into Masters’ Select International’s 14th year, we feel fortunate for the opportunity to work with the highly skilled group of stock pickers that are responsible for the fund’s portfolio and we all remain focused on our goal of extending the fund’s strong long-term track record relative to its peer group and benchmarks.

Foreign Stock Indexes and Index Funds

As we have mentioned in the past, in considering the fund’s performance it is useful to consider not just the fund’s benchmark (the S&P Global (ex U.S.) LargeMid Cap Index), but also real-world investable alternatives to those benchmarks. Low-cost index funds are the obvious alternative. In that regard it is interesting to observe the performance of index funds in the international equity space relative to the underlying indexes. To assess this we looked at the Morningstar Fund Analyst Picks in the Foreign Large Blend category. There are nine funds that Morningstar recommends, and as of December 2010, Masters’ Select International continues to be one of them. Of the nine, two are index funds. The best performing of the two is the Vanguard Total International Stock Index, with expenses of 0.26%.iv The Vanguard fund tracks a broad MSCI benchmark that is comparable to the Masters’ Select International benchmark. The following table matches up the return of the Vanguard fund with the broad international index that Masters’ Select uses as its benchmark.

Performance as of 12/31/2010

	Average Annual Total Returns
	One Year	Three-Year	Five-Year	Ten-Year
Vanguard Total International Stock Index Fund	11.12%	-5.30%	4.44%	5.12%
S&P Global (ex U.S.) LargeMid Cap Index	11.89%	-4.19%	5.55%	5.93%

Interestingly, the performance of the Vanguard Total Stock International Index Fund versus our S&P Global (ex U.S.) LargeMid Cap Index benchmark has continued to diverge, with the investable index fund trailing the index. The index fund also underperformed over longer trailing time periods when compared to the S&P Global (ex U.S.) benchmark. We think this is an interesting observation as we compare real-world investing for an index fund, which involves expenses and potential transaction-related complications, to the hypothetical world of a benchmark. The bottom line is that the Vanguard Total International Stock Index Fund, a highly regarded index fund that offers a real-world investable alternative for passive investors, returned meaningfully less than our S&P Global (ex U.S.) LargeMid Cap Index benchmark over all trailing time periods over the last 10 years (1, 3, 5, 10 year time periods).

i
Morningstar, Inc., is an independent mutual fund research and rating service. Each Morningstar category represents a universe of funds with similar investment objectives. Rankings for the period shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The highest percentile rank is 1 and the lowest is 100. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

ii	To view the entire article, visit www.mastersfunds.com/resources/news/asp.

iii
According to Morningstar, “The overwhelming majority of the picks offer a combination of strong track records, reasonable volatility, compelling strategies, great managers, and low expenses, either on an absolute basis or at least relative to their categories.”

iv
The Vanguard Total International Stock Fund is a passively managed fund that seeks to track the performance of a benchmark that measures the returns of stocks of companies located in Europe, the Pacific region and emerging markets countries. The fund’s annual expense ratio is 0.26% and the fund charges a redemption fee of 2% if shares are redeemed within 2 months of purchase. Portfolio turnover during the fund’s most recently ended fiscal year was 12%. Investors in the fund are subject to Index Sampling Risk, which is the chance that securities selected for the fund in, the aggregate, will not provide investment performance matching that of the Index.

v
Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and it is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

Fund Summary 19

Masters’ Select International Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Bill Fries Vinson Walden	Thornburg Investment Management, Inc.	20%	All sizes	Eclectic, may invest in traditional value stocks or growth stocks
James Gendelman	Marsico Capital Management, LLC	17%	All sizes, but mostly large and mid-sized companies	Growth
David Herro	Harris Associates L.P.	20%	All sizes, but mostly large and mid-sized companies	Value
Ted Tyson and Team	Mastholm Asset Management, LLC	18%	All sizes	Growth
Amit Wadhwaney	Third Avenue Management, LLC	15%	All sizes	Value
Howard Appleby, Jean-Francois Ducrest, Jim LaTorre, Ted Wendell	Northern Cross, LLC	10%	Mostly large and mid-sized companies	Blend

International Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the Masters’ Select International Fund from December 1, 1997 to December 31, 2010 compared with the S&P Global (ex U.S.) LargeMid Cap Index and Lipper International Large-Cap Core Fund Index.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indices are unmanaged, do not incur fees, expenses or taxes and cannot be invested in directly.

20 The Masters’ Select Funds Trust

Masters’ Select International Fund Stock Highlights

Daiwa Securities Group, Inc. – David Herro

Daiwa Securities Group, Inc. is currently the largest position in our sleeve of the Masters’ Select International portfolio. As one of Japan’s largest diversified financial firms, it should benefit from Japan’s shift from a savings to an investing society.

Japan has the world’s longest life expectancy, and as a result, many residents worry about outliving their money, similar to the U.S. Historically, Japan has been a savings society with a majority of wealth sitting in bank accounts earning next to nothing. However, economic forces are pushing individuals’ assets out of cash and into equities and bonds. A younger generation sees the value of investing in equities and is leading this change. In early 2003, individuals had about 7% of their assets in equities and mutual funds – that number has doubled and is expected increase to nearly 30% in the next few years. We believe this trend will continue and Daiwa will benefit from Japan’s shift from a savings to an investing society.

Shares of Daiwa have been hurt in the past by numerous factors, including a particularly weak Japanese stock market in addition to decreased equity and capital market activity. However, management has done a good job navigating through the market downturn with very little exposure to sub-prime assets. Daiwa’s balance sheet remains well-capitalized and currently has a Tier-1 ratio greater than 20%. Also, currently Daiwa is trading at just 0.8x Book Value. We believe the current price significantly undervalues the company as recent private market transactions have been executed at higher prices, approximately 2.0x Book Value (Nikko Cordial).

Capital allocation has been good and management continues to return capital to shareholders via dividends and share buybacks. A recent decision to repurchase 2% of the company’s outstanding shares appears to demonstrate that Daiwa’s management shares our view that the company is trading at a significant discount to value.

We believe Japan’s pessimistic macro story obscures the many individual company opportunities that fit our value investment approach. We maintain our belief that Daiwa is a powerful franchise and with the stock trading at a significant discount to fair value we believe it provides a great investment opportunity.

Sensata Technologies Holding N.V. – James Gendelman

Sensata Technologies Holding, N.V. (“Sensata” or the “Company”) is a leading global industrial technology company. Sensata is based in the Netherlands and has offices and manufacturing facilities around the world including in Asia, Latin America, North America, and Europe. Sensata was part of Texas Instruments until 2006, when management and Bain Capital conducted a leveraged buy-out (“LBO”) of the division. The Company conducted its initial public offering in March 2010.

Sensata’s two primary lines of business are the design, manufacture, and sale of sensors and controls which are used to achieve safety and efficiency in automobiles, appliances, heavy equipment, and other industrial products. The Company’s sensors are used in autos, heating and air conditioning units, and other industrial applications. Sensata’s control products are utilized for power protection applications in appliances, aerospace, and other commercial areas.

Central to our belief that Sensata is an attractive long term investment is the fact that the Company’s products are mission-critical to its customers’ products while at the same time comprising only a small portion of the product’s total cost. By partnering with Sensata, the manufacturers of end products benefit from the scale of Sensata’s global research and development efforts and low cost manufacturing facilities, without having to design and build the components in-house. Customer buying behavior reflects the value of the Company’s products; for approximately 40% of its sales, Sensata is the customer’s sole supplier, and for approximately 35% of sales, Sensata is the primary or secondary supplier. At the same time, Sensata is not overly dependent on any one customer, as its top 20 customers only account for approximately 50% of sales.

Coming off an extremely strong 2010, we expect the Company’s revenue growth to remain at a high level as the worldwide economy continues to heal. Approximately half of Sensata’s revenues come from sales into the global auto industry. U.S. automobile sales slowed from approximately 17 million in 2006 to less than 11 million in 2009. We expect that Sensata will directly benefit from the U.S. auto industry’s expected return to normalized production levels, as slightly over $20 worth of Sensata components are used in each car produced in the U.S. The Company’s content per vehicle should grow as more of its components are needed to meet government-mandated safety and efficiency requirements, as well as automaker value-added engineering to enhance the driving experience. In Europe, which is ahead of the U.S. in safety and efficiency requirements, Sensata’s content per vehicle is already close to $30 per vehicle. We believe there is visibility from already announced (but not yet implemented) mandates and contract wins for Sensata content per vehicle to move into the mid-$30 range across developed markets within five to seven years, offering a double digit revenue compound annual growth rate (“CAGR”) in its auto end markets. Importantly, once selected to initially supply components for a particular vehicle, Sensata typically garners the supply contract for the life of a vehicle platform (typically five or more years).

Sensata’s revenues are nicely diversified by geography: just over 40% of 2010 revenues came from the Americas region, and the remainder is nearly evenly split between Europe and Asia (with emerging Asia growing fastest). We believe that the Company is poised to benefit from auto sales in emerging markets, and expect that Sensata’s products can increase from the current level of approximately $7 per vehicle towards $20 per vehicle over the next five to seven years. As emerging markets consumers see increased disposable income, we anticipate Sensata’s sales of controls and sensors used in appliances such as refrigerators and air conditioners will also increase. Sensata’s stock price may come under pressure if there are reduced market expectations for U.S. auto sales or the pace of emerging Asia’s economic growth.

Fund Summary 21

Over the next three years, we believe there is visibility into the Company growing its top-line more than 10% and bottom-line approximately 15% without factoring increases in vehicle production. Including macro tailwinds and small “bolt-on” acquisitions, top line growth could be in the mid-to-high teens, which would translate into an earnings and cash flow CAGR over 20%. The Company has an attractive free cash flow yield which it can use to extinguish debt related to its 2006 LBO from Texas Instruments. In addition to debt repayment, Sensata should generate sufficient free cash flow to make further accretive acquisitions of other sensor and control businesses and to consider returning cash to shareholders. As of December 31, 2010, Sensata traded at approximately 13x fiscal year 2011 and 11x fiscal year 2012 adjusted earnings-per-share (assuming a developed market automobile seasonally adjusted annual rate growth level of between 5-8% moving forward). We believe this valuation to be attractive, as compared to its peers which trade at approximately 15x fiscal year 2012.

Daimler AG – Jean-Francois Ducrest

After the financial crisis, we were looking for high quality industrial franchises that had been tested during the crisis and could substantially increase their earnings through the cycle from cost cutting. We also had developed a consensus in favor of luxury goods stocks as we could foresee not only China but other emerging countries growing a new class of affluent buyers. It was clear to us that the top end buyers were still thriving and willing to spend for luxury. This analysis led us to a name on our watch list: Daimler AG.

Daimler AG develops, manufactures, distributes and sells a wide range of automotive products. With its Mercedes-Benz Cars and Daimler Trucks divisions, the Daimler Group is one of the leading producers of premium cars and the world’s largest manufacturer of commercial vehicles globally.

Our investment philosophy at Northern Cross of building low turnover portfolios comprised of quality companies with strong market positions, high barriers to entry and expanding margins usually leads us away from the automotive industry. This cyclical industry has a history of chronic overcapacity, poor pricing power and interference from unions and governments. Daimler however, presented an intriguing opportunity for two reasons – the diesel truck business and the growth in demand for high end luxury cars.

New regulations were put into place in 2005 that resulted in a build-up of diesel truck fleets which would be grandfathered under the old rules. The effect of this was a drop in sales after the regulations which also coincided with the financial crisis and a decrease in capital spending by many companies. The now aging trucking fleets are at a point where they need to be replaced and this pent up demand combined with the developing economies recovery should lead to more sales for Daimler Trucks. Low cost competition for high end diesel trucks from China is virtually nonexistent which leaves Daimler with an advantage for many years.

Another long-term reason for owning this company is because of the Mercedes division of Daimler which is well positioned to take advantage of the increasing demand for luxury cars worldwide and specifically from China. Emerging market consumers are avid buyers of luxury cars, especially the top of the line models which are also the most profitable. Technology and brand are strong barriers to entry which benefits Daimler in this marketplace.

Valuation is an important part of our investment process. Northern Cross does not use price targets; however, we consider Daimler to be attractively valued and see room for price appreciation as they continue to deliver on their strong business model. Management has done a good job of cutting costs and improving profitability with the renewed pricing power. We believe that ultimately Daimler will trade at a low double digit multiple of earnings, which still leaves significant upside potential for this stock. Should margins fall below expectations, a possible split of the company would generate considerable value for shareholders.

Daimler AG was added to the portfolio on 1/7/2011.

51Job, Inc. – Ted Tyson

51Job, Inc. is the leading provider of human resource services in China. Its primary business driver is online recruitment services analogous to a Monster.com or CareerBuilder in the U.S. It enjoys a dominant position in a fragmented market with over twice the market share of its number 2 competitor. Overall penetration of the online human resources market in China remains low, with 51Job servicing roughly 150k businesses out of a total addressable market of 30-40 million.

On top of the country’s booming economy and rapid urbanization of its population, 51Job is also capitalizing on several other trends that are taking place in China. First, there is a growing shortage of skilled labor across the country. According to the Zhejian Human Resources and Social Security Bureau, the province currently employs 8 million skilled workers, but is in need of another 7 million to fill vacant positions. The situation is similar in the Zhujian Delta where labor shortages are reported to be over 10% in the region. Second, although far short of offsetting the increase in demand, the supply of job applicants is also rising. According to the Ministry of Education, there will be 6.6 million college graduates in 2011, roughly 300k more than in 2010. This supply/demand imbalance is leading to wage inflation which is estimated to grow at a 15% CAGR over the next 5 years, a clear positive for the company. Finally, internet penetration is rapidly rising with users already approaching 400 million. China is in the midst of rolling out an aggressive national broadband plan, which should accelerate internet usage and add further momentum to 51Job’s penetration story.

During the third quarter of 2010, 51Job increased its number of unique employers by 56% y-y, and expanded operating margins by 1800 basis points y-y to 29.2%. In addition to positive operating leverage, the improvement in profitability was driven by an aggressive shift from a brick and mortars model to an online platform, which incrementally improves profitability by 1000 basis points. Looking on to 2011, the Street is estimating revenues and operating profits to growth by 24% and 40%, respectively. This incorporates virtually no margin expansion from Q3 ’10 onward throughout all of 2011. Given the fact that recent channel checks point to no slow down in the 40-50% growth rate and also the continued success of migrating to the online platform, consensus estimates will likely need to rise substantially as the year progresses.

22 The Masters’ Select Funds Trust

Even without factoring in China’s economic growth, wage inflation, and price hike opportunity for its services, 51Job should comfortably grow its business many fold over the next several years. The company currently trades at a 26x/16x PE multiple on 2012/2013 consensus estimates, with 12% of its market capitalization in net cash.

Nexans S.A. – Amit Wadhwaney

Nexans S.A. (“Nexans”) is a Paris-based global leader in the business of manufacturing cables for specific applications in a number of industries – including energy, telecommunications, oil and gas, wind and solar power and railway applications – as well as for building applications and local area networks. Nexans derives nearly half of its revenue from its infrastructure segment which, among other activities, manufactures overhead, underground and subsea cables for energy transmission and distribution.

Our interest was piqued earlier this year as said part of the business clouded the short-term outlook for the company, with Nexans’ share price consequently suffering from association with recent European Union sovereign turmoil. We believe the punishment inflicted on Nexans’ share price was excessive for a number of reasons. As measured by its customer location, Nexans derives less than half of its income from European customers, while of growing significance are Nexans’ operations in a variety of emerging markets, which at present represent nearly one third of Nexans’ business. Somewhat predictably, Nexans’ emerging markets operations have been among its fastest growing and best performing.

Even if one were to remain focused on Nexans’ European exposure, it is important to consider the heterogeneity of the E.U., which is to say that not all European countries are in similarly dire straits (e.g., Germany as compared to Greece). In Nexans’ case, its largest European exposures derive from France and Germany. Also worth noting is that Nexans began addressing some stress in its European operations as early as 2009, when the company embarked on a restructuring plan that closed a meaningful amount of inefficient production capacity and undertook a difficult, but necessary headcount reduction in its European workforce. A newfound sense of importance with regard to its management of working capital has also been an important factor in Nexans’ restructuring plans and our attraction to the investment.

An important element of our investment in Nexans is the cushion provided by the company’s considerable financial strength. Another attraction is its current valuation, which imputes a modest, mid-single-digit multiple of the company’s current operating profit. Current profitability, it should be noted, reflects the considerable headwinds of the challenging economic environment. We believe that there is potential for Nexans to significantly improve its operating performance, both by virtue of benefits extracted from its restructuring plan, as well as due to more reasonable operating conditions in several important markets, as evidenced by encouraging order flow in recent months.

Teva Pharmaceutical Industries Ltd. – Bill Fries/Vinson Walden

Teva Pharmaceutical Industries Ltd. is the world’s largest manufacturer of generic drugs, with a strong market position in the United States and Western Europe. The firm has the largest pipeline of generic products, many of which are “first to file” opportunities. The company holds the #1 or #2 position in most of its marketed products, and the industry is one where economies of scale are important. Teva maintains important relationships with major distributors, which allows for volume flexibility and efficient introduction of new products. Generic drug manufacturers seem relatively insulated from reimbursement issues facing the major pharmaceutical companies, as prices decline once a drug comes off patent and competition ensues. Generic drugs account for roughly two thirds of Teva’s total revenues.

In addition to generics, Teva manufactures active pharmaceutical ingredients for both internal use and external distribution, providing the company with a cost advantage. Teva also has the number one branded product for Multiple Sclerosis (MS), Copaxone. However, Copaxone goes off patent in 2014, at which point profit from this drug may begin to decline.  In the meantime, Teva is experiencing growth in its Alzheimer’s drug Azilect, and is developing an oral medicine for MS, Laquinimod, which has thus far shown promising results in late-stage testing.

The acquisitions of Ivax (USA) in 2006, Barr (USA) in 2008 and Ratiopharm (Germany) in 2010 added complementary generic products as well as a pipeline of higher margin branded products to Teva’s portfolio, expanded its geographic footprint, and solidified its leadership position. These acquisitions have expanded Teva’s presence into important markets such as Latin America. The generic drug industry is still relatively fragmented, and more acquisitions are likely.

As of December 2010, Teva traded at 11x 2011 consensus earnings estimates. Historically, Teva has increased its revenues and earnings and we expect this trend to continue. New product launch activity is expected over the next few years, due to billions of dollars of branded drugs coming off patent. With many countries seeking to slow the rate of health care cost inflation, generic drugs can play an important role. The company has a stated target of doubling its sales every four years, while increasing profits at a greater pace. Teva also has a share buyback program and a small but growing dividend.

See page 79 for Industry Terms and Definitions

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Fund Summary 23

Masters’ Select International Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2010

Shares		Value

COMMON STOCKS: 93.5%
Argentina: 0.7%
183,947	MercadoLibre, Inc.*	$12,260,067

Australia: 1.4%
8,522,546	Telstra Corp. Ltd.	24,336,673

Austria: 2.1%
251,278	Andritz AG	23,150,345
245,747	Erste Group Bank AG	11,565,587
		34,715,932
Belgium: 1.8%
235,749	Anheuser-Busch InBev N.V.	13,513,608
356,622	Nationale A Portefeuille	17,481,026
		30,994,634
Brazil: 8.1%
854,335	Banco Bradesco S.A. - ADR	17,334,457
2,518,200	BR Malls Participacoes S.A.	25,940,494
2,178,400	BRF - Brasil Foods S.A.	35,877,986
2,097,762	OGX Petroleo e Gas Participacoes S.A.*	25,274,241
3,579,500	PDG Realty S.A. Empreendimentos e Participacoes	21,908,265
276,941	Petroleo Brasileiro S.A. - ADR	10,479,447
		136,814,890
Canada: 1.8%
94,800	Potash Corp. of Saskatchewan, Inc.	14,677,884
1,688,486	Viterra, Inc.	15,752,639
		30,430,523
China: 1.1%
374,300	51job, Inc. - ADR*	18,434,275

Denmark: 1.0%
151,615	Novo Nordisk A/S	17,134,870

Finland: 1.0%
637,716	Sampo Oyj	17,124,559

France: 5.5%
521,800	Accor S.A.	23,271,587
223,000	Neopost S.A.	19,472,878
64,776	Nexans S.A.	5,106,368
308,000	Publicis Groupe	16,087,665
91,061	Schneider Electric S.A.	13,659,290
276,300	Valeo S.A.	15,714,107
		93,311,895
Germany: 5.3%
478,500	Aixtron AG	17,690,797
206,200	Daimler AG	14,009,777
102,914	Linde AG	15,650,899
73,934	Muenchener Rueckversicherungs AG	11,233,793
603,000	SAP AG	30,769,468
		89,354,734
Hong Kong: 4.9%
770,000	Cheung Kong Holdings Ltd.	11,867,108
9,300,000	China Merchants Bank Co. Ltd.	23,569,292
1,650,000	Hutchison Whampoa Ltd.	17,023,768
5,239,600	Li & Fung Ltd.	30,635,811
		83,095,979
India: 1.5%
502,536	ICICI Bank Ltd. - ADR	25,448,423

Ireland: 0.9%
1,150,000	Fly Leasing Ltd. - ADR	15,709,000

Israel: 1.7%
550,700	Teva Pharmaceutical Industries Ltd. - ADR	28,707,991

Italy: 0.4%
2,155,551	Parmalat SpA	5,918,203

Japan: 8.5%
6,946,000	Daiwa Securities Group, Inc.	35,789,559
80,900	Fanuc Ltd.	12,435,415
2,175,000	Ichiyoshi Securities Co. Ltd.	16,488,444
882,000	Mitsui Fudosan Co. Ltd.	17,601,948
1,296,200	Nabtesco Corp.	27,673,570
514,000	Rohm Co. Ltd.	33,580,277
		143,569,213
Netherlands: 5.0%
4,259,400	ING Groep N.V.	41,529,576
439,920	LyondellBasell Industries N.V.*	15,133,248
844,800	Royal Dutch Shell Plc	27,980,516
		84,643,340
Poland: 1.1%
10,562,335	Netia S.A.	18,588,423

South Africa: 0.9%
266,582	Naspers Ltd.	15,699,505

South Korea: 2.4%
81,900	Hyundai Motor Co.	12,520,618
792,751	KT Corp. - ADR	16,489,221
156,715	LG Corp.	12,055,000
		41,064,839
Spain: 3.4%
3,170,452	Banco Santander S.A.	33,663,752
316,957	Inditex S.A.	23,784,754
		57,448,506
Sweden: 1.9%
3,239,800	D. Carnegie AB#	0
335,414	LE Lundbergforetagen AB	24,933,024
596,807	Telefonaktiebolaget LM Ericsson	6,934,045
		31,867,069

24 The Masters’ Select Funds Trust

Masters’ Select International Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2010

Shares		Value

Switzerland: 12.9%
402,000	Adecco S.A.	$26,355,365
1,050,100	Clariant AG	21,288,621
334,708	Julius Baer Group Ltd.	15,691,956
265,000	Novartis AG	15,586,567
87,146	Roche Holdings AG	12,779,237
62,403	Swatch Group AG (The)	27,840,054
491,500	Swiss Reinsurance Co. Ltd.	26,462,349
580,400	Transocean Ltd.*	40,343,604
1,922,000	UBS AG	31,579,021
		217,926,774
Taiwan: 2.0%
23,412,785	United Microelectronics Corp.	13,088,965
26,843,485	Yuanta Financial Holding Co. Ltd.	20,070,584
		33,159,549
United Kingdom: 14.7%
355,065	BHP Billiton Plc	14,127,306
375,688	British American Tobacco Plc	14,435,137
2,316,362	Carpetright Plc	28,866,508
1,451,000	Diageo Plc	26,818,025
499,900	Ensco Plc - ADR	26,684,662
14,200,800	Lloyds Banking Group Plc	14,551,884
5,233,223	Resolution Ltd.	19,107,844
1,189,000	Rolls-Royce Group Plc	11,553,430
3,683,700	Tesco Plc	24,418,232
1,107,818	Tullow Oil Plc	21,788,360
1,942,805	Xstrata Plc	45,619,551
		247,970,939
United States: 1.5%
849,254	Sensata Technologies Holding N.V.*	25,571,038

TOTAL COMMON STOCKS
(cost $1,371,498,581)		1,581,301,843

Principal Amount		Value

SHORT-TERM INVESTMENTS: 6.0%
101,591,000	State Street Bank & Trust Co., 0.010%, 12/31/10, due 01/03/11 [collateral: par value $107,815,000, Fannie Mae, 3.420%, due 11/24/20, value $103,637,169] (proceeds $101,591,000)	$101,591,000

TOTAL SHORT-TERM INVESTMENTS
(cost $101,591,000)		101,591,000

TOTAL INVESTMENTS IN SECURITIES
(cost $1,473,089,581): 99.5%		1,682,892,843

Other Assets Less Liabilities: 0.5%		9,243,206

Net Assets: 100.0%		$1,692,136,049

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
*	Non-Income Producing Security
#	This security is valued in accordance with the Fund’s fair valuation policy.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments 25

Masters’ Select Value Fund Review

Masters’ Select Value returned 11.3% in 2010, trailing its Russell 3000 Value Index benchmark, which was up 16.2%. The Lipper Large-Cap Value Index was up 13.0%.

Longer-term, the fund’s relative performance varies depending on the index comparison and time frame. Since its inception, Masters’ Select Value has returned 3.9% compared to 4.6% for the Russell 3000 Value Index, the fund’s primary benchmark. Over 10 years Masters’ Select Value’s average annual return was 3.66% versus 3.63% for the benchmark. Compared to other benchmarks we follow the fund measures up quite a bit better. Since inception the fund has out-returned the Lipper Large-Cap Value Index by a meaningful margin of 1.7 percentage points per year (3.9% versus 2.2%), similar to the 10-year margin of 1.8 percentage points. Morningstar categorizes the fund as Large Blend and compared to that category Masters’ Select Value has outperformed by a sizable 3.9 percentage points per year since the fund’s inception. Over 10 years the margin is also large at 2.8 percentage points. (Note: we believe Masters’ Select Value should be categorized as Value rather than Blend. According to Morningstar’s most recent statistics based on 12/31/10 data, the fund does fall into the Value box though their official categorization doesn’t reflect that at this time.)

Performance as of December 31, 2010
	Average Annual Total Returns
	One Year	Three- Year	Five- Year	Ten- Year	Since Inception
Masters’ Select Value Fund (6/30/2000)	11.30%	-5.50%	-0.76%	3.66%	3.92%
Russell 3000 Value Index	16.23%	-3.91%	1.45%	3.63%	4.58%
Lipper Large-Cap Value Fund Index	13.03%	-3.81%	1.53%	1.90%	2.19%
Morningstar Large Blend Category Average	14.17%	-3.13%	1.90%	0.83%	0.02%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. See page 3 for a detailed discussion of the risks and costs associated with investing in the Masters’ Select Value Fund.

Portfolio Commentary

Performance of managers: For 2010, only one of the fund’s four sub-advisors outperformed the Russell 3000 Value Index (we measure each manager’s performance net of the management fee they charge to the fund). For the year, individual sub-advisors’ returns ranged from 4.4% to 25.4%.i

As we have written many times before, we do not expect short-term outperformance from every manager in every time period. Rather, long-term outperformance relative to the benchmark is our goal for all of our sub-advisors. In that regard, each of the fund’s original three sub-advisors has outperformed the benchmark since the fund’s inception; two of the sub-advisors have outperformed meaningfully while the third sub-advisor has bested the benchmark by only a small margin over that time. The fourth manager, Clyde McGregor, has also significantly outperformed his benchmark during his more than two years with the fund.

Sector and stock-picking impact: While all of the Masters’ Select funds are driven by bottom-up stock picking, the sector exposure that results from this may provide some insight into the fund’s relative performance. However, in 2010, stock selection was clearly the primary driver of the fund’s underperformance compared to the Russell 3000 Value Index. The impact of sector exposure on the performance of Masters’ Select Value was small, but positive. With respect to the stock picking, the fund’s financial stocks did particularly well, but that outperformance was offset by underperformance of the fund’s telecom, technology, materials, and energy companies. Also, while the fund’s overweighting to the top-performing consumer discretionary sector helped the fund’s relative performance, the sub-advisors’ underlying stock picks detracted more value than what was added at the sector level.

Leaders and laggards: The table on page 27 the lists gest contributors to and detractors from performance for the year. Several of the largest contributors were concentrated in the financial sector, including Ace and Berkshire Hathaway (owned by Langerman/Brugere-Trelat) and Cheung Kong and Bank of New York Mellon (Mason Hawkins holdings). Each appreciated between 20% and 25% while they were held in the fund. Telecom company Vodafone was also a significant contributor to performance in 2010. Media companies Liberty Media (owned by Bill Nygren) and DirecTV (owned by both Nygren and Hawkins) gained 45% and 20%, respectively, during the year. Several of Clyde McGregor’s holdings in a variety of sectors also contributed meaningfully to the fund’s performance during the year, including Snap-On, Cenovus Energy, and Boston Scientific, which all gained more than 35% while held in the portfolio.

Significant detractors from performance during the year came from a variety of sectors. The biggest detractor was Level 3 Communications. (See the 9/30/2010 shareholder letter for more details about the company and manager Mason Hawkins’ investment thesis.) Health care companies Covidien, Rhoen Klinikum, and Medtronic (all owned by different managers) were detractors from performance during the year. Also hurting performance was tax preparer H&R Block, whose stock was hit during 2010 because of concerns about the firm’s mortgage portfolio and because the company lost the funding for its refund-anticipation program because of increased regulation. (H&R Block has exited the mortgage business.) Ultimately, Bill Nygren—who owns the stock—believes that while earnings will be somewhat impaired this year, there will be replacement products that will help the company recapture lost profits.

At year-end, all of the top 10 leaders and laggards remained in the portfolio with the exception of medical company Covidien, which was sold during the third quarter, and Berkshire Hathaway, which was sold in the first quarter.

26 The Masters’ Select Funds Trust

It is important to understand that the fact that a stock has lost (or made) money for Masters’ Select in a quarter tells us nothing about how successful the holding was or will ultimately become. The fund will hold some stocks for significantly longer periods of time and the success of these holdings won’t be known until they are ultimately sold.

Masters’ Select Value Fund Contribution by Holding
For the Year Ended December 31, 2010

Top Contributors
Security	Portfolio Contribution
DIRECTV - Class A	1.15%
Vodafone Group Plc	1.02%
Ace Ltd.	0.80%
Cheung Kong Holdings Ltd. - ADR	0.72%
Snap-on, Inc.	0.70%
Cenovus Energy, Inc.	0.68%
Liberty Media Corp. - Interactive	0.64%
Berkshire Hathaway, Inc.	0.63%
Boston Scientific Corp.	0.61%
Bank of New York Mellon Corp.	0.58%

Bottom Contributors
Security	Portfolio Contribution
Level 3 Communications, Inc.	-1.58%
H & R Block, Inc.	-0.77%
Dell, Inc.	-0.39%
Exelon Corp.	-0.34%
Covidien Ltd.	-0.29%
Deutsche Boerse AG	-0.21%
Rhoen Klinikum AG	-0.20%
Bank of America Corp.	-0.19%
Cemex S.A.B. de C.V. - ADR	-0.19%
Medtronic, Inc.	-0.16%

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period.

Fund Summary 27

Portfolio mix: The portfolio and benchmark sector exposures at the beginning and end of the year are shown in the table below. Often this fund’s sector weights vary widely from those of its benchmark, which reflects the managers’ bottom-up stock-selection process and a desire to find the best investment opportunities irrespective of their weighting in an index. Over the long run, we view this as a potentially distinct advantage, although it may lead to out-of-sync performance relative to the benchmark over shorter periods. Consistent with this approach, the fund’s sector exposure continues to be materially different than that of the Russell 3000 Value Index.

During 2010, the fund’s sector exposures changed slightly. While the fund’s exposure to consumer-related stocks decreased nearly 8 percentage points during the year, it remains the fund’s largest on an absolute basis as well as relative to the benchmark (27% vs. 17%). Interestingly, even though the fund’s relative overweighting in consumer stocks comes predominantly from consumer discretionary companies (as opposed to consumer staples), at 16%, consumer discretionary is near the fund’s historical low of 15% exposure to the sector. The fund’s next largest exposure is to financials; at 19%, this is a 5 percentage point increase from year-end 2009, but still reflects a 10 percentage point underweighting to the sector’s exposure in benchmark. Health care and technology each account for about 13% of the fund; the fund’s technology exposure is high compared to the benchmark’s 6% weighting. The fund’s small exposures to energy and industrials (6% and 3%, respectively) each reflect about a 6 percentage point underweighting to those sectors relative to the benchmark.

During the year there was a small decrease to the fund’s foreign exposure, which accounts for 29% of the fund’s portfolio. There were also slight increases to the fund’s large-cap and mid-cap weightings, at 44% and 25%, respectively. The fund’s portfolio remains devoid of small-cap exposure, though the managers are not restricted from owning them.

By Sector

	Sector Allocation
	Fund as of 12/31/09	Fund as of 12/31/10	Russell 3000 Value Index as of 12/31/10
Consumer Discretionary	19.0%	15.5%	7.9%
Consumer Staples	15.7%	11.3%	9.3%
Energy	7.3%	6.3%	12.1%
Finance	13.6%	18.5%	28.4%
Health Care & Pharmaceuticals	14.3%	13.5%	11.9%
Industrials	5.5%	3.3%	9.5%
Materials	2.7%	4.0%	3.4%
Technology	10.5%	13.2%	5.8%
Telecom	7.1%	6.2%	4.8%
Utilities	0.0%	4.9%	6.8%
Cash Equivalents & Other	4.5%	3.3%	0.0%
	100.0%	100.0%	100.0%

By Market Capitalization	By Domicile

Market Capitalization: Micro-Cap < $517 million Small-Cap $517 million - $1.25 billion Small/Mid-Cap $1.25 billion - $5 billion Mid-Cap $5 billion - $14.1 billion Large-Cap > $14.1 billion	Totals may not add up to 100% due to rounding

Totals may not add up to 100% due to rounding

28 The Masters’ Select Funds Trust

Taxes: Masters’ Select Value realized taxable gains in 2010. However, the fund has a sizable tax-loss carry-forward that more than offset these gains so there was no capital gain distribution in 2010. At the end of the year, the tax-loss carry-forward remained very sizable at 38% of net assets and will be used to offset future realized capital gains, probably for several years. We view this loss carry-forward as a significant benefit for taxable shareholders.ii

In Closing

We’re pleased with the very strong rebound that Masters’ Select Value has experienced since December 31, 2008, both on an absolute and relative basis (up 60% versus 39% for the benchmark), though we would be happier if the fund had outperformed in 2010. Though the fund slumped on a relative and absolute performance basis prior to 2009, we remain very confident in the management team which includes Clyde McGregor (since October 2008) of the Oakmark Funds and three sub-advisory firms who have been part of the fund since its inception: Mason Hawkins of the Longleaf Funds, Peter Langerman and Philippe Brugere-Trelat of Franklin Mutual Advisors and Bill Nygren also of the Oakmark Funds. As mentioned earlier, we are encouraged that each sub-advisory firm has out-returned its benchmark during its tenure on Masters’ Select Value.

As we look forward, the macro environment remains challenging and returns are unlikely to be as robust in the near term as they have been in the last two years. Nevertheless, we’re encouraged by reports from most of the fund’s sub-advisors that they continue to find stock-picking opportunities that they believe are compelling.

We and our sub-advisors remain intently focused on our goal of delivering strong long-term performance relative to the fund’s peer group and benchmarks.

i	The performance of each of the managers is measured against the Russell 3000 Value index.

ii
Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and it is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

Fund Summary 29

Masters’ Select Value Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Mason Hawkins	Southeastern Asset Management, Inc.	30%	All sizes	Value
Clyde McGregor	Harris Associates L.P.	20%	Mostly large and mid-sized companies	Value
Bill Nygren	Harris Associates L.P.	20%	Mostly large and mid-sized companies	Value
Peter Langerman/Philippe Brugere – Trelat	Franklin Mutual Advisers, LLC	30%	All sizes	Value

Value Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the Masters’ Select Value Fund from June 30, 2000 to December 31, 2010 compared with the Russell 3000 Value Index and Lipper Large-Cap Value Fund Index.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indices are unmanaged, do not incur fees, expenses or taxes and cannot be invested in directly.

30 The Masters’ Select Funds Trust

Masters’ Select Value Fund Stock Highlights

Pfizer, Inc. – Peter Langerman/Philippe Brugere - Trelat

Pfizer, Inc. is the largest pharmaceutical company in the world with a strong global distribution network and decades of research and development (“R&D”) experience. The company has a decent track record of cost cutting, and earns operating margins in the high 30s. Its cost focus should help achieve strong synergies from the Wyeth acquisition and protect high margins during the ongoing patent expiry cycle.

Revenues are expected to decline in 2011 and 2012 due to several patent expiries. While the market is quite focused on scheduled patent expiries, it is not giving Pfizer any credit for new products that could potentially be launched. We would not argue that Pfizer is an average to above average R&D company but it is not materially below average in perpetuity. Pfizer spends over $9 billion in R&D and has a decent late stage pipeline, which actually positions them reasonably well for the future.

Pfizer also benefits from long-term health care trends like an aging population in the developed world and growing incomes in developing markets. Despite being based in the U.S., Pfizer has strong exposure to foreign markets with over half its sales coming from outside the U.S. and especially the faster-growing emerging markets. The Wyeth acquisition also brought longer-term revenue streams like biologics, vaccines, consumer, and animal health, and will help Pfizer better manage through the patent expiry cycle.

The balance sheet is strong with a net debt balance of $19 billion, which is equal to one year of free cash flow. While Pfizer engaged in three large acquisitions over the past decade, it also returned a substantial portion of cash to shareholders in the form of dividends and share buybacks. To pay for Wyeth, the company cut the dividend and suspended share buybacks in 2009. However, since then it has implemented double-digit dividend increases and committed to an industry average dividend payout ratio in a few years. It also restarted share buybacks in 2010 and has the capacity to increase the pace substantially given strong free cash flow generation.

The recent management change at Pfizer should be a positive as the company is now being led by Ian Reed, a seasoned pharmaceutical executive who has been leading the biopharmaceutical business since 2006. Ian Reed is operationally focused and is a decent choice to execute on the cost cutting plan.

With the stock trading at less than 8x earnings, 5.5x EV/EBITDA and over a 13% normal free cash flow yield, we think the shares represent a compelling investment opportunity. Downside protection at these levels is good and we also get paid a 4.6% dividend yield to wait for the market to realize the mispricing.

Martin Marietta Materials, Inc. – Clyde McGregor

Value investors are generally attracted to companies with the following characteristics: an undervalued stock, a business with attributes that protect it from competition (often called a “moat”), favorable business dynamics that allow for growth in intrinsic value, and a management team that thinks and acts as owners. We believe that Martin Marietta Materials, Inc. (MLM) demonstrates these characteristics.

Martin Marietta Materials is primarily an aggregates producer, supplying material to the construction industry. The company estimates that a typical new house uses 380 tons of aggregates, a school or hospital may require 15,000 tons, and it takes roughly 21,000 tons to repave one mile of a four-lane highway. The company owns estimated reserves of approximately 13 billion tons of aggregates including material located on land leased from others at attractive lease rates for very long terms. Applying industry standard values of $1/ton for owned reserves and $0.40/ton for leased reserves, the company’s asset value exceeds $190/share after deducting debt. This value is more than twice the company’s current share price. At the company’s recent production rate, its reserves should last into the next century.

Aggregates themselves are heavy and relatively low value. This means that the distance that aggregates must be transported to a project is an important cost factor to the purchaser. Individual quarries tend to have a significant cost advantage in their local markets. As well, environmental regulation has become more intense over the past 25 years, making it much more difficult for competitors to enter an otherwise attractive regional market.

The aggregates industry faces divergent business conditions. The housing industry remains moribund, and commercial construction prospects appear to be limited. The weak financial condition of many state governments is also a negative. Finally, it must always be noted that weather can play a meaningful part in this industry’s profitability in any given year. On the positive side, federal stimulus money for infrastructure projects is available, and the country’s need to repair its roads and bridges is well-documented. We also believe that we have invested in this stock at a point where any upside surprise in housing or construction would be a meaningful positive while continued negative reports are already discounted into the share price.

Finally, we respect the company’s managers and believe that they have made capital allocation decisions that have worked to grow intrinsic value per share. MLM’s acquisition strategy has been sensible as the company has been achieving benefits of increased scale. The balance sheet is also in solid shape. All of these factors combine to make Martin Marietta Materials an appropriate addition to the Masters’ portfolios.

Fund Summary 31

Best Buy Co., Inc. – Bill Nygren

With annual sales of $50 billion, Best Buy Co., Inc. has emerged as the clear leader in the growing consumer electronics retail market. Technology is becoming an indispensable part of our lives, and Best Buy helps consumers navigate the rapidly changing product landscape. The company has over 1,300 stores in North America, 2,500 Carphone Warehouse stores in Europe, and 150 Five Star and Best Buy stores in China. Unlike many of the company’s mass-market peers, Best Buy distinguishes its offering by providing unparalleled in-store service and post-sale support through their network of Geek Squad technicians. Best Buy has quietly emerged as a leader in the market for mobile phones with their Best Buy Mobile “store-within-a-store” concept. Best Buy Mobile has been rolled out to all of the company’s domestic stores, and they have begun to open stand-alone Best Buy Mobile stores to address this growing market. Strong revenue and profit growth should follow the rapid proliferation of smartphones and continued Best Buy market share gains.

While the consumer electronics marketplace is extremely competitive, Best Buy has gained a significant amount of market share over the past several years. Best Buy faces difficult competition from other mass-market discounters and online vendors, but it is important to note that these players were around during Best Buy’s period of strong market share growth, and many other direct competitors have left the space (Circuit City, CompUSA, many regional players).

Best Buy shares have been weak over the past month following disappointing Q3 results. Profitability was respectable, as the company walked away from the most promotional segment of the “Black Friday” consumer electronics market, but sales growth was weaker than expected in TVs, mobile computing, and gaming. Best Buy’s performance is typically enhanced by new product innovation and growing complexity, which were lacking this year (internet TV and 3-D TV were not quite ready for prime-time). Additionally, it appears that consumers were focused primarily on the low-end, opening-price-point segment, which is not a core area for Best Buy. Better product innovation and a growing consumer recovery should benefit the company’s 2011 performance.

We feel the market overreacted to the news, and the shares are very attractively valued at current levels. Despite well above-average 10-year earnings growth of 15%, Best Buy’s PE multiple has compressed from around 40x in 2000, to just 10x today. At these levels, Best Buy sells at a large discount to the market and its retail peers. Best Buy continues to generate a lot of cash, and management has a strong track record of value-maximizing capital allocation.

See page 79 for Industry Terms and Definitions

In keeping with Southeastern Asset Management’s disclosure policies, Mason Hawkins has not contributed commentary on his holdings in this report.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

32 The Masters’ Select Funds Trust

Masters’ Select Value Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2010

Shares		Value
COMMON STOCKS: 96.7%
Consumer Discretionary: 15.5%
37,500	Best Buy Co., Inc.	$1,285,875
72,000	Comcast Corp.	1,498,320
103,000	DIRECTV - Class A*	4,112,790
34,000	Discovery Communications, Inc.*	1,247,460
80,000	H&R Block, Inc.	952,800
62,300	HSN, Inc.*	1,908,872
91,000	Liberty Media Corp. - Interactive*	1,435,070
27,900	Mohawk Industries, Inc.*	1,583,604
49,000	Walt Disney Co. (The)	1,837,990
		15,862,781
Consumer Staples: 11.3%
108,530	CVS Caremark Corp.	3,773,588
88,569	Imperial Tobacco Group Plc	2,718,616
94,499	Kraft Foods, Inc.	2,977,664
115,100	Sara Lee Corp.	2,015,401
		11,485,269
Energy: 6.3%
61,000	Cenovus Energy, Inc.	2,027,640
168,000	Chesapeake Energy Corp.	4,352,880
		6,380,520
Financials: 18.5%
54,460	ACE Ltd.	3,390,135
60,984	AON Corp.	2,805,874
93,000	Bank of New York Mellon Corp.	2,808,600
67,400	Bank of America Corp.	899,116
28,000	Capital One Financial Corp.	1,191,680
178,000	Cheung Kong Holdings Ltd. - ADR	2,741,200
24,710	Deutsche Boerse AG	1,714,274
8,200	Fairfax Financial Holdings Ltd.	3,358,392
		18,909,271
Health Care, Pharmaceuticals & Biotechnology: 13.5%
260,200	Boston Scientific Corp.*	1,969,714
44,000	Bristol Myers Squibb Co.	1,165,120
19,400	Laboratory Corp. of America Holdings*	1,705,648
86,320	Medtronic, Inc.	3,201,609
67,400	Omnicare, Inc.	1,711,286
109,930	Pfizer, Inc.	1,924,874
97,116	Rhoen Klinikum AG	2,142,210
		13,820,461
Industrials: 3.3%
55,282	Edenred*	1,311,604
35,900	Snap-on, Inc.	2,031,222
		3,342,826

Materials: 4.0%
261,567	Cemex S.A.B. de C.V. - ADR	2,801,382
13,100	Martin Marietta Materials, Inc.	1,208,344
		4,009,726
Technology: 13.2%
95,500	Broadridge Financial Solutions, Inc.	2,094,315
75	Comdisco Holding Co., Inc.*	684
330,000	Dell, Inc.*	4,471,500
42,500	Diebold, Inc.	1,362,125
39,500	eBay, Inc.*	1,099,285
66,000	Intel Corp.	1,387,980
43,500	Texas Instruments, Inc.	1,413,750
46,000	Tyco Electronics Ltd.	1,628,400
		13,458,039
Telecommunication Services: 6.2%
2,783,708	Level 3 Communications, Inc.*	2,728,034
1,408,830	Vodafone Group Plc	3,643,209
		6,371,243
Utilities: 4.9%
50,960	E.ON AG	1,565,330
82,780	Exelon Corp.	3,446,959
		5,012,289
TOTAL COMMON STOCKS
(cost $91,897,837)		98,652,425

TOTAL INVESTMENTS IN SECURITIES
(cost $91,897,837): 96.7%		98,652,425

Other Assets Less Liabilities: 3.3%		3,403,294

Net Assets: 100.0%		$102,055,719

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
*	Non-Income Producing Security

The accompanying notes are an integral part of these financial statements.

Schedule of Investments 33

Masters’ Select Smaller Companies Fund Review

Masters’ Select Smaller Companies Fund returned 22.3% in 2010. During the same period, the Russell 2000 Index returned 26.9%. Since the fund’s inception in mid-2003, the fund has returned 7.5% annualized, trailing the benchmark’s 9.1% gain. We are disappointed in the long-term underperformance though we are more encouraged with the performance since December 31, 2008. During that time the fund has returned 84% compared to 61% for the benchmark.

Performance as of December 31, 2010

	Average Annual Total Returns
	One Year	Three-Year	Five-Year	Since Inception
Masters' Select Smaller Companies Fund (6/30/2003)	22.26%	0.53%	2.52%	7.50%
Russell 2000 Index	26.86%	2.22%	4.47%	9.11%
Lipper Small-Cap Core Fund Index	25.69%	2.88%	4.76%	9.53%
Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. See page 3 for a detailed discussion of the risks and costs associated with investing in the Masters’ Select Smaller Companies Fund.

Portfolio Commentary

Performance of managers: In 2010, only one of five managers beat their respective benchmark (returns ranged from 10.3% to 37.0%). Longer term, of the three sub-advisors who have been with the fund since its inception in June 2003, two remain ahead of their benchmarks since that time. The third sub-advisor has underperformed for the past two and half years and now lags the benchmark. Nevertheless, we continue to have a high degree of confidence in this manager based on their 14 years of experience on another Masters’ Select fund, and also based on the results of our on-going due diligence. The two newer sub-advisors have yet to build a long-term record on Masters’ Select Smaller Companies. As we have written in the past, we do not expect outperformance from every manager in every shorter-term time period. Our goal for each, and for the overall fund, is long-term outperformance relative to the appropriate benchmark.i

Sector and stock-picking impact: Though all the Masters’ Select funds are driven by bottom-up stock picking, the sector exposure that results from this may provide some insight into the fund’s relative performance. For the year, Masters’ Select Smaller Companies’ overall sector exposure had a negligible impact on performance relative to the Russell 2000 benchmark, with no single sector weighting contributing or detracting meaningfully from relative performance. The fund’s average cash position of almost 7% was a meaningful drag on portfolio performance in what was a strong year for small-cap stocks. On the stock-selection front, outperformance in the energy and telecom service sectors was more than offset by underperforming holdings in information technology and consumer-discretionary sectors.

Leaders and laggards: The table on page 35 lists the biggest contributors to and detractors from performance for the year. As of December 31, nine of the top 10 contributors remain in the portfolio, while only one of the largest detractors remains in the portfolio. Among the winners, Green Mountain Coffee Roasters (up almost 55%), owned by Copper Rock Capital, experienced a few periods of stock-price weakness in 2010 including short-term weakness after reporting lower first quarter earnings due to a warranty recall, as well as accounting issues and subsequent earnings restatement later in the year. Despite these market concerns, the company remained one of Copper Rock’s favorite holdings, and was among the larger positions in the overall Masters’ Select portfolio during the year, benefitting shareholders. Another top contributor was Liberty Media (up 45%), which is owned by Reed Connor & Birdwell. The stock has been in the portfolio for two years and is up more than five-fold since being added to their sleeve of the Masters’ Select portfolio. Manager Jeff Bronchick continues to believe Liberty Media’s CEO is doing a superb job in an industry Bronchick knows well, and he believes there remains plenty of opportunity for margin improvement and cash flow growth.

Among the detractors, Sykes Enterprises underperformed given concerns around the company’s above-average European exposure and its lowering of full-year earnings guidance. The company was also digesting an acquisition that led to further weakness and ultimately led to its sale from the portfolio. Emulex was added to the portfolio in February but underperformed during the fund’s holding period because of stock-price pressures due to a dilutive acquisition that negatively impacted 2010 earnings estimates. The stock was sold in the third quarter.

It is important to understand that the fact that a stock has lost (or made) money for Masters’ Select Smaller Companies in a given period tells us nothing about how successful the holding has been or will ultimately become. The fund will hold some stocks for significantly longer periods of time and the success of these holdings won’t be known until they are ultimately sold. So in that respect, while it is interesting to know how specific stocks performed during the period, this information is of limited value in assessing the ultimate success of these stock holdings.

34 The Masters’ Select Funds Trust

Masters’ Select Smaller Companies Fund Contribution by Holding For the Year Ended December 31, 2010

Top Contributors		Bottom Contributors
Security	Portfolio Contribution	Security	Portfolio Contribution
Rosetta Resources, Inc.	1.56%	American Superconductor Corp.	-0.75%
Rowan Companies, Inc.	1.04%	Emulex Corp.	-0.58%
Skyworks Solutions, Inc.	1.04%	Sykes Enterprises, Inc.	-0.57%
Liberty Media Corp. - Interactive	0.95%	Brown Shoe Co., Inc.	-0.44%
Syniverse Holdings, Inc.	0.94%	Brocade Communications Systems, Inc.	-0.44%
Trinity Industries, Inc.	0.93%	J Crew Group, Inc.	-0.41%
Acme Packet, Inc.	0.85%	Avis Budget Group, Inc.	-0.34%
Green Mountain Coffee Roasters, Inc.	0.85%	Duff & Phelps Corp.	-0.33%
Signet Jewelers Ltd.	0.79%	Integrated Device Technology, Inc.	-0.31%
Time Warner Cable, Inc.	0.79%	Art Technology Group, Inc.	-0.31%

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period.

Fund Summary 35

Portfolio mix: Often this fund’s sector weights vary widely from those of its benchmark. This reflects the managers’ bottom-up, focused stock-selection process in which little or no consideration is given to how their sleeves’ sector weights compared to the index. Over the long run, we view this as potentially a distinct advantage. During the year, the most significant portfolio change was an increase in the technology weight, which increased from 21.3% to 26.0%, resulting in a more than a seven percentage point overweighting relative to the benchmark. A number of the technology names were added by Copper Rock in the third and fourth quarters and include Acme Packet and LogMeIn in the communications area, Skyworks Solutions in the semiconductor industry, and Vocus, a software company. Conversely, the fund’s exposure to consumer discretionary and health care names was reduced. Health care companies that were sold recently include AthenaHealth, and SXC Health Solutions, both of which were sold at gains. As was the case for most of the year, the fund remains significantly underweight to the financial sector, which accounts for 12.4% of the portfolio vs. 20.5% for the benchmark.

Geographically, the fund has slightly more than 7% invested in non-U.S. domiciled companies, including Bermuda-based Signet Jewelers and White Mountains Insurance Group. With regard to company size, the fund’s market capitalization rose meaningfully during the year. The portfolio’s overall exposure to small-cap stocks (market caps less than $1.25 billion) declined from 43.4% to 23.8%, while mid-cap exposure increased by a proportionate amount, rising from 38.8% to 59.8%. The net effect was an increase in the weighted average market cap from $1.9 billion to $3.2 billion, and a median market cap of $1.8 billion.

By Sector

	Sector Allocation
	Fund as of 12/31/09	Fund as of 12/31/10	Russell 2000 Index as of 12/31/10
Consumer Discretionary	19.0%	16.6%	13.7%
Consumer Staples	4.3%	3.4%	3.0%
Energy	10.2%	12.1%	6.4%
Finance	13.1%	12.4%	20.5%
Health Care & Pharmaceuticals	9.4%	7.1%	12.4%
Industrials	11.5%	12.1%	15.8%
Materials	3.8%	4.5%	5.7%
Technology	21.3%	26.0%	18.5%
Telecom	0.0%	0.6%	1.0%
Utilities	0.0%	0.0%	3.1%
Cash Equivalents & Other	7.4%	5.2%	0.0%
	100.0%	100.0%	100.0%

By Market Capitalization	By Domicile

Market Capitalization:
Micro-Cap < $517 million
Small-Cap $517 million - $1.25 billion
Small/Mid-Cap $1.25 billion - $5 billion
Mid-Cap $5 billion - $14.1 billion
Large-Cap > $14.1 billion

Totals may not add up to 100% due to rounding.
Totals may not add up to 100% due to rounding.

36 The Masters’ Select Funds Trust

Taxes: Masters’ Select Smaller Companies realized taxable gains in 2010. However the fund has a sizable tax-loss carry-forward that more than offset those gains so there was no capital gain distribution in 2010. At the end of the year, the tax-loss carry-forward remained very sizable at 83% of net assets and will be used to offset future realized capital gains, probably for several years. We view this loss carry-forward as a significant benefit for taxable shareholders.ii

In Closing

We’re pleased with the very strong rebound that Masters’ Select Smaller Companies has experienced since 2008, though we would be happier if the fund had outperformed in 2010.

We’re fortunate to have the core group of three sub-advisors that have been on the fund since its inception. We have great confidence in each. We are hopeful that the two newer sub-advisors will reward our confidence as they build long-term records.

As we look forward, the macro environment remains challenging and returns are unlikely to be as robust in the near term as they have been in the last two years. Nevertheless, we’re encouraged by reports from most of the fund’s sub-advisors that they continue to find stock-picking opportunities that they believe are compelling.

We and our sub-advisors remain intently focused on our goal of delivering strong long-term performance relative to the fund’s peer group and benchmarks.

i
The managers and their respective benchmarks are: Jeff Bronchick: Russell 2000 Value Index; Bill D’Alonzo: Russell 2000 Growth Index; Dennis Bryan and Rikard Ekstrand: Russell 2000 Value Index Tucker Walsh: Russell 2000 Growth Index; Dick Weiss: Russell 2000 Index.

ii
Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and it is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

Fund Summary 37

Masters’ Select Smaller Companies Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Bill D’Alonzo and Team	Friess Associates, LLC	20%	Small and mid-sized companies	Growth
Jeff Bronchick/ Tom Kerr	Reed Conner & Birdwell, LLC	20%	Small and mid-sized companies	Value
Tucker Walsh	Copper Rock Capital Partners, LLC	20%	Small and mid-sized companies	Growth
Dennis Bryan/ Rikard Ekstrand	First Pacific Advisors, LLC	20%	Small and mid-sized companies	Value
Richard Weiss	Wells Capital Management, Inc.	20%	Small and mid-sized companies	Blend

Smaller Companies Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the Masters’ Select Smaller Companies Fund from June 30, 2003 to December 31, 2010 compared with Russell 2000 Index and Lipper Small-Cap Core Fund Index.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indices are unmanaged, do not incur fees, expenses or taxes and cannot be invested in directly.

38 The Masters’ Select Funds Trust

Masters’ Select Smaller Companies Fund Stock Highlights

EnerSys – Bill D’Alonzo

NYSE-listed EnerSys is the world’s largest manufacturer of lead-acid batteries for the industrial industry. The company’s motive batteries are used to power industrial forklifts and other materials-handling equipment. Its reserve power batteries are used in telecommunications, utility and military applications that call for an uninterrupted power supply.

As its industrial customers responded to the global slowdown by scaling down and pulling batteries from idle equipment, EnerSys restructured facilities and focused on maintaining its own financial health. Efforts to reduce operating costs and improve low-cost manufacturing processes have pushed operating margins to their best levels since 2001. The company’s profitability also comes at the expense of competitors still reeling from the economic downturn and now facing higher lead costs. EnerSys has gained considerable market share while successfully passing along a high percentage of raw material price increases. Improved profitability, market share gains and new products now energize the company’s earnings results as industrial activity recovers.

Revenues reached $1.8 billion in the 12 months through September, representing a 14 percent year-over-year increase. September-quarter earnings grew 81 percent, exceeding estimates by 14 percent. Revenues jumped 29 percent during the quarter. Results reflected building order volumes as global industrial customers brought production back on line and telecommunications and utility providers upgraded infrastructure.

The Friess Associates team spoke to Chief Executive John Craig regarding strong demand trends for the company’s proprietary Thin Plate Pure Lead batteries. EnerSys was recently awarded a multi-year contract with the United States Defense Logistics Agency for the high-margin batteries, which provide better energy storage than traditional lead-acid batteries in a smaller profile.

The Friess Associates team bought EnerSys at less than 12 times earnings estimates for the fiscal year ending March 2011. Consensus estimates predict EnerSys will finish that 12-month stretch with 58 percent year-over-year earnings growth.

Arrow Electronics, Inc. – Dennis Bryan

Arrow Electronics, Inc. (ARW) is the second largest global distributor of electronic components and the largest global supplier of mid-range computer systems. The company was founded in 1935 and is based in Melville, New York. The company operates in two segments, Global Components and Global Enterprise Computing Solutions. The Global Components segment offers semiconductor products and related services. It provides passive, electromechanical, and interconnect products comprising capacitors, resistors, potentiometers, power supplies, relays, switches, and connectors, as well as computing, memory, and other products. The Global Enterprise Computing Solutions segment offers enterprise and midrange computing products, services, and solutions to value-added resellers.

ARW’s customers include the manufacturers of consumer and industrial equipment, telecommunication products, automotive and transportation, aerospace and defense, scientific and medical devices, and computer and office products. Arrow Electronics serves as a supply channel partner for approximately 900 suppliers and 125,000 original equipment manufacturers, contract manufacturers, and commercial customers.

ARW is a key link in the supply chain for electronic components and services. The two largest U.S. electronic distributors, Avnet and Arrow Electronics, control more than 50% of the U.S. market and are greater than twice the size of their nearest competitor. They are also the two largest distributors in Asia, the world’s fastest-growing region.

We are attracted to this company for several reasons. Arrow provides a diversified way of participating in the growth of the technology sector. We also do not have to bet on any one particular technology to be successful other than being convinced that Arrow will remain a critical part of the supply/production technology chain.

At the end of 2010, ARW was trading at $34.25, or less than 11x trailing-twelve month earnings per share. We believe that ARW’s earnings power is greater than $4.00 per share, with consensus estimates for 2011 being roughly $4.20. Arrow has recently achieved better results than we expected, especially with respect to management holding down operating expenses. For instance, in prior years ARW’s operating expense ratio would hover around the 9% level. However, over the past year management has kept operating expenses below the 8.5% level. This is crucial because ARW’s gross margins typically are in the low double digit range.

Over the last few years, ARW has also generated substantial free cash flow for shareholders, $1.7 billion since 2007. Most of this free cash flow has been used to acquire other distributors and electronic companies to enhance the company’s competitive position.

Over the full economic cycle, we would not be surprised to see the company produce approximately $400 million, or more than $3.30 per share, of free cash flow annually over the next few years. This is after capital expenditures but before any acquisitions. Should ARW be successful in achieving these targets, we believe it is possible for the stock to provide meaningful returns for shareholders.

Global Cash Access Holdings, Inc. – Jeff Bronchik

Global Cash Access Holdings, Inc. (GCA) is the leading merchant processor for the gaming industry in North America providing cash access points for gaming customers through ATM machines in which customers receive cash from debit or credit card transactions. This is a niche service offering that involves strong client relationships with casinos, 24-hour cash access uptime, navigating gaming regulatory issues and cash advance technology at the point-of-sale. GCA also offers ancillary services to the gaming industry including marketing and credit solutions, as well as the promise of “cashless” gaming.

Despite high margins, high cash on cash returns, prodigious cash flow, and north of 70% market share by some calculations, the stock has been a poor performer over the last few years for a number of reasons. Prior management and the original founders of GCA were replaced in 2007 after a variety of gaming regulatory issues, as well as some very gray issues involving proper corporate governance. The difficult economic environment since 2007 resulted in a sharp decline in per-visitor spending with the net effect distinctly negative for GCA both on a revenue and margin basis. Lastly, the company was delivered bad news in July 2010 when Harrah’s Entertainment, its largest customer by revenue (but with below average profitability), declined to renew its multiyear contract. The stock declined over 40% in one day and provided our initial entry point.

Fund Summary 39

Our investment premise is multi-fold. The stock is distinctly inexpensive with nearly a 20% free cash flow yield and trading at 6.5 times 2011 cash earnings, which may provide a margin of safety in the event the casino industry takes longer than expected to recover from the lows of consumer economic activity in 2009/2010. It also may provide some downside protection against overblown fears that Harrah’s move is the precursor to a massive industry shift, which our research suggests is somewhat far-fetched. Two large contracts are coming due in 2011 and it is not impossible that GCA could either lose parts of either contract, or reduce profitability to retain them. But as the largest industry player with both people and regulatory and technology scale, as well as hundreds of staggered, multi-year contracts, it is difficult to engender a wholesale takeover of GCA’s marketshare.

GCA is also not sitting still during this economic turmoil. CEO Scott Betts (formerly of First Data Corporation) joined the firm in 2007, cleaned house, made smart tuck-in acquisitions, hired R&D talent and has both paid down debt and repurchased shares. A new CFO with broad gaming experience was brought in at the end of 2010. The company has $224mm in gross debt, which is a limited issue given its free cash flow and a 2012 maturity of its public debt which represents $127mm of the total.

Catalysts for the stock include a reasonable resolution for the contract issue over-hang in 2011 or any modest signs of life in gaming spend. Should either of these occur, we believe it is possible for the stock to provide meaningful returns for shareholders, without factoring in any longer term prospects for cashless gaming and further growth in non-ATM services.

Ultimate Software Group, Inc. – Tucker Walsh

Ultimate Software Group, Inc. (ULTI) has been a high conviction holding in the portfolio through much of 2010 as the company’s stock encompasses strong sustainable revenue growth and expanding operating margins. ULTI’s core product offering is payroll software that is taking share in a $10 billion market from brand names including ADP, Paychex, Ceridian, and Peoplesoft. Management wisely changed the offering to a Software-as-a-Service (SAAS) model several years ago, and this distribution strategy has enabled the company to grow recurring revenue greater than 25% per year. Because of this revenue visibility, ULTI can invest behind growth and expand operating margins 400 basis points per year before ultimately crossing 40%. Another advantage of SAAS is being able to layer on additional products in a very synergistic and scalable manner. Some of the additional offerings ULTI has include human resource solutions for performance management and recruiting, among others that drive revenue and margins per client higher.

For a small growth company, Ultimate Software has had tremendous success penetrating enterprise clients or those clients with employees in excess of 1000, and the smaller, workplace accounts. Notable and high profile customers include Google and the restaurant chain, PF Chang’s. The fact that Google agreed to outsource its payroll data to ULTI is noteworthy and serves as a valuable reference and validation that this company’s business model is very powerful.

Copper Rock believes the SAAS model and cloud computing are fast changing the software landscape. From a customer’s perspective SAAS allows firms to outsource the management and hosting of applications while at the same time more quickly benefit from product updates and new product releases. SAAS software companies no longer have to face the risk of heavily discounting at the end of each quarter and can better manage growth and operating expenses each quarter. It is very difficult for industry leaders to adopt SAAS distribution since most have products that are built on legacy architectures that cannot so easily adapt to a hosted solution. Since SAAS revenue is recognized each quarter for the life of the contract and not all up front, it takes some time for the true value of these new business models to emerge. We think that in the next couple years ULTI, and other SAAS companies, will be generating significant free cash flow that is not yet being fully appreciated by other investors.

Ultimate Software is certainly not without risk. ULTI is committed to growing recurring revenue at least 25% per year. If the company cannot close enough new deals this goal is unattainable. ULTI’s earnings forecast is depending on this recurring revenue and thus, if the aggressive sales goals are not met, ULTI may not be able to meet its operating margin targets as well. To manage and mitigate this risk, company management made the decision to align its sales force with the two primary sets of customers: the enterprise account and the workplace account. With this focus in mind, management believes it will be more successful, continuing to take share from the brand name competition due to its innovative solutions.

Taser International, Inc. – Dick Weiss

Taser International, Inc. is held in both Equity Fund and the Smaller Companies Fund. Please refer to the discussion on page 11.

Taser International, Inc. was added to the portfolio in January 2011.

See page 79 for Industry Terms and Definitions

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

40 The Masters’ Select Funds Trust

Masters’ Select Smaller Companies Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2010

Shares		Value
COMMON STOCKS: 94.8%
Consumer Discretionary: 16.6%
26,189	California Pizza Kitchen, Inc.*	$452,546
30,400	Charming Shoppes, Inc.*	107,920
260,000	dELiA*s, Inc.*	452,400
47,400	Foot Locker, Inc.	929,988
30,000	Genesco, Inc.*	1,124,700
25,000	HSN, Inc.*	766,000
34,500	Jarden Corp.	1,065,015
14,200	Jo-Ann Stores, Inc.*	855,124
19,400	Kohl’s Corp.*	1,054,196
89,000	Liberty Media Corp. - Interactive*	1,403,530
23,095	Signet Jewelers Ltd.*	1,002,323
19,025	Sotheby’s	856,125
31,580	Syms Corp.*	228,323
28,700	Tempur-Pedic International, Inc.*	1,149,722
18,000	Time Warner Cable, Inc.	1,188,540
316,600	Wendy’s/Arby’s Group, Inc.	1,462,692
		14,099,144
Consumer Staples: 3.4%
150,000	Central Garden and Pet Co.*	1,482,000
42,879	Green Mountain Coffee Roasters, Inc.*	1,409,004
		2,891,004
Energy: 12.1%
28,600	Atwood Oceanics, Inc.*	1,068,782
18,179	Baker Hughes, Inc.	1,039,293
24,100	Forest Oil Corp.*	915,077
23,000	Helmerich & Payne, Inc.	1,115,040
52,300	Key Energy Services, Inc.*	678,854
47,275	Northern Oil and Gas, Inc.*	1,286,353
48,700	Patterson-UTI Energy, Inc.	1,049,485
44,900	Rosetta Resources, Inc.*(a)	1,690,036
40,800	Rowan Companies, Inc.*	1,424,328
		10,267,248
Financials: 12.4%
450,000	Chimera Investment Corp.	1,849,500
173,500	CNO Financial Group, Inc.*	1,176,330
30,700	Federated Investors, Inc.	803,419
59,000	Hilltop Holdings, Inc.*	585,280
20,721	Portfolio Recovery Associates, Inc.*	1,558,219
105,000	Symetra Financial Corp.	1,438,500
9,500	White Mountains Insurance Group Ltd.	3,188,200
		10,599,448
Health Care: 7.1%
18,200	Community Health Systems, Inc.*	680,134
54,800	Healthsouth Corp.*	1,134,908
63,900	Impax Laboratories, Inc.*	1,285,029
52,400	Parexel International Corp.*	1,112,452
48,503	Zoll Medical Corp.*	1,805,767
		6,018,290
Industrials: 12.1%
16,500	Alaska Air Group, Inc.*	935,385
28,400	Ceradyne, Inc.*	895,452
48,400	EnerSys*	1,554,608
47,200	IESI-BFC Ltd.	1,146,960
60,000	Interface, Inc.	939,000
32,007	Robbins & Myers, Inc.	1,145,211
72,400	Trinity Industries, Inc.	1,926,564
33,256	WESCO International, Inc.*	1,755,917
		10,299,097
Information Technology: 26.0%
19,894	Acme Packet, Inc.*	1,057,565
29,500	Altera Corp.	1,049,610
32,700	Arrow Electronics, Inc.*	1,119,975
24,800	Atheros Communications, Inc.*	890,816
43,600	Avnet, Inc.*	1,440,108
197,000	Brocade Communications Systems, Inc.*	1,042,130
131,671	Entropic Communications, Inc.*	1,590,586
325,000	Global Cash Access Holdings, Inc.*	1,036,750
28,386	LogMeIn, Inc.*	1,258,635
67,100	MIPS Technologies, Inc.*	1,017,236
60,965	Molex, Inc.	1,150,410
48,500	Omnivision Technologies, Inc.*	1,436,085
101,600	Power-One, Inc.*	1,036,320
36,182	RealD, Inc.*	937,837
48,300	Semtech Corp.*	1,093,512
51,359	Skyworks Solutions, Inc.*	1,470,408
22,619	Ultimate Software Group, Inc.*	1,099,962
40,841	Vocus, Inc.*	1,129,662
38,700	Western Digital Corp.*	1,311,930
		22,169,537
Materials: 4.5%
26,200	Kronos Worldwide, Inc.	1,113,238
81,500	PolyOne Corp.*	1,017,935
180,100	Spartech Corp.*	1,685,736
		3,816,909
Telecommunication Services: 0.6%
9,400	AboveNet, Inc.	549,524

TOTAL COMMON STOCKS
(cost $63,789,055)		80,710,201

TOTAL INVESTMENTS IN SECURITIES
(cost $63,789,055): 94.8%		80,710,201

Other Assets Less Liabilities: 5.2%		4,399,511

Net Assets: 100.0%		$85,109,712

Percentages are stated as a percent of net assets.

*	Non-Income Producing Security
(a)	Restricted Security

The accompanying notes are an integral part of these financial statements.

Schedule of Investments 41

Masters’ Select Focused Opportunities Fund Review

Masters’ Select Focused Opportunities Fund returned 15.1% in 2010. This return was slightly higher than its benchmark, the S&P 500, which returned .08 percent less.

Since the fund’s inception on 6/30/06, its 0.7% return lags the S&P 500 return of 1.9%. The underperformance is attributable to 2008. In the three other full calendar years, it outperformed its benchmark. We continue to view the fund as in the process of building a long-term record.

Performance as of December 31, 2010
	Average Annual Total Returns
	One	Three-	Since
	Year	Year	Inception
Masters' Select Focused
Opportunities Fund
(6/30/2006)	15.13%	-4.51%	0.74%
S&P 500 Index	15.05%	-2.86%	1.94%
Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. See page 3 for a detailed discussion of the risks and costs associated with investing in the Masters’ Select Focused Opportunities Fund.

Portfolio Commentary

Performance of managers: During 2010, one sub-advisor’s performance hugely out-returned their benchmark for the year while the other two trailed their respective indexes, one by a wide margin. As we have written in the past, we do not expect short-term outperformance from every manager in every time period. Our goal for all of our investment managers is long-term outperformance relative to the appropriate benchmark. Longer term, the two managers who trailed in 2010 also trail their benchmarks since inception. When this occurs, we revisit our original analysis to make certain that our confidence in each manager continues to be deserved. In this case, we retain a high degree of confidence in these managers based on our ongoing due diligence and our long-term experience with them on other Masters’ Select funds.i

Sector and stock-picking impact: Given the highly concentrated nature each sub-advisor’s sleeve, as well as their bottom-up stock-picking processes, we tend to focus on the performance of individual stocks rather than the impact of sector allocation on the fund’s performance. However, we still consider the impact of the sector weights that fall out of the stock-selection process, and for 2010, the positive effect of the managers’ stock selection was enough to outweigh some performance drag from the fund’s sector allocation for the year. Despite being underweighted to the strong-performing consumer discretionary sector, the fund’s holdings within this sector hugely outperformed the holdings within the benchmark. Similarly, the fund’s holdings in the also-strong technology sector were underweighted relative to the benchmark, but superior stock selection resulted in a positive impact from this sector. The fund’s overweighting in the energy and telecom sectors, combined with good stock selection within those sectors, resulted in further positive performance contribution relative to the benchmark. The absence of any portfolio holdings in the industrials and materials sectors detracted from fund performance relative to the benchmark, as both sectors had above-average performance for the year. The biggest detractor from performance was the fund’s exposure in the utilities sector, where an overweighting relative to the benchmark was combined with poor performance of the stocks held by the fund in that sector.

Leaders and laggards: The table on page 43 presents the largest contributors to and detractors from performance for the year, and it provides several excellent examples of the deep research, investment discipline, and long-term thinking of our managers. National Oilwell Varco (NOV) was the largest contributor to fund performance for the year as the stock rose 54% from its closing price a year ago despite dropping nearly 25% from January to June in the wake of the Gulf oil spill. After comparing the “headline” risk resulting from the Gulf disaster with their fundamental analysis of NOV, the team at Sands concluded that many of the long-term effects of the spill (more blowout prevention, better rigs, better inspections) should help mitigate the potential for similar disasters and would also be incremental revenue drivers for NOV (and Schlumberger, another fund holding) over the longer term. Several other holdings rebounded sharply during the second half of the year after spending the first six months among the laggards, including Qualcomm, Schlumberger and Canadian Natural Resources. On the other hand, Intuitive Surgical, which was the top contributor in 2009 and for the first half of 2010, is now found near the top of the laggards list for the full year. Despite the rollback in the stock price, Intuitive remains a hugely profitable holding for the fund, illustrating our oft-repeated statement that the final success of any investment cannot be known until it is sold. As of this writing, the manager that owns Intuitive remains confident in its future and it remains in the portfolio. In fact, only two names from the laggard list, Google and Allied Irish Banks, are no longer held by the fund as of year-end. Similarly, 9 of the 10 holdings on the leaders list remain in the fund as of 12/31/10.

42 The Masters’ Select Funds Trust

Masters' Select Focused Opportunities Fund Contribution by Holding For the Year Ended December 31, 2010
Top Contributors		Bottom Contributors
Security	Portfolio Contribution	Security	Portfolio Contribution
National Oilwell Varco, Inc.	2.66%	Google, Inc.	-1.35%
Apple, Inc.	2.38%	E.ON AG	-1.22%
Amazon.com, Inc.	2.24%	Intuitive Surgical, Inc.	-0.61%
Las Vegas Sands Corp.	2.03%	Exelon Corp.	-0.49%
Canadian Natural Resources Ltd.	1.68%	Visa, Inc. - Class A	-0.11%
QUALCOMM, Inc.	1.51%	Allied Irish Banks Plc	-0.11%
Vodafone Group Plc	1.47%	Johnson & Johnson	-0.03%
Schlumberger Ltd.	1.23%
Loews Corp.	0.98%
Kraft Foods, Inc.	0.63%

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period.

Fund Summary 43

Portfolio mix: We expect that the highly concentrated nature of this fund, combined with the managers’ bottom-up stock selection, will more often than not result in sector allocations that vary widely from the fund’s S&P 500 benchmark. Over the long run, we view this as a potentially distinct advantage (as an example that is not specific to this fund, think about the ability to significantly underweight tech stocks in 2000 instead of having an incentive to stay near a benchmark weighting). Consistent with this approach, the fund’s sector exposure continues to be materially different than that of its benchmark. During the year, the fund reduced its holdings in the consumer staples by half with the sale of Lorillard and Premier Foods, yet it still remains overweight in the sector relative to the benchmark. Utility operator Exelon was added earlier this year and almost doubled the fund’s exposure in the utilities sector to 8.6%, which is almost twice the benchmark weighting. The purchase of Amazon.com by the team at Sands Capital early in the year not only added strong performance, it also doubled the fund’s exposure to the consumer discretionary sector.

Geographically, the fund has reduced its foreign holdings significantly from 29% a year ago to just over 18% at year end. The sales by Peter Langerman at Franklin Mutual Advisors of Allied Irish Banks, KPN NV and Premier Foods along with the acquisition by Kraft Foods of Cadbury PLC drove the reduction. Current foreign holdings now include U.K. telecom giant Vodafone, European utility operator EON AG and Canadian Natural Resources, one of the world’s largest independent oil and natural gas producers.

With respect to market capitalization, 92% of the fund’s holdings are in large or mega-cap companies, resulting in a median market capitalization of approximately $58.3 billion, an increase from the $33.7 median market cap of a year ago.

By Sector

	Sector Allocation
	Fund As of 12/31/09	Fund As of 12/31/10	S&P 500 Index as of 12/31/10
Consumer Discretionary	2.7%	5.2%	10.6%
Consumer Staples	20.9%	13.8%	10.6%
Energy	18.3%	16.6%	12.0%
Finance	19.9%	18.2%	16.1%
Health Care & Pharmaceuticals	12.9%	13.5%	10.9%
Industrials	0.0%	0.0%	10.9%
Materials	0.0%	0.0%	3.7%
Technology	10.4%	14.2%	18.6%
Telecom	5.2%	6.3%	3.1%
Utilities	4.7%	8.7%	3.3%
Cash Equivalents & Other	5.1%	3.5%	0.0%
	100.0%	100.0%	100.0%

By Market Capitalization	By Domicile

Market Capitalization: Micro-Cap < $517 million Small-Cap $517 million - $1.25 billion Small/Mid-Cap $1.25 billion - $5 billion Mid-Cap $5 billion - $14.1 billion Large-Cap > $14.1 billion	Totals may not add up to 100% due to rounding

Totals may not add up to 100% due to rounding

44 The Masters’ Select Funds Trust

Taxes: Masters’ Select Focused Opportunities realized taxable gains in 2010. However, the fund has a sizable tax-loss carry-forward that more than offset these gains so there was no capital gain distribution in 2010. At the end of the year, the tax-loss carry-forward remained very sizable at 46% of net assets and will be used to offset future realized capital gains, probably for several years. We view this loss carry-forward as a significant benefit for taxable shareholders.ii

In Closing

We’re pleased with the very strong rebound that Masters’ Select Focused Opportunities has experienced since December 31, 2008, both on an absolute and relative basis (up 72% versus 46% for the benchmark).

As we look forward, the macro environment remains challenging and returns are unlikely to be as robust in the near term as they have been in the last two years. Nevertheless, we’re encouraged by reports from most of the fund’s sub-advisors that they continue to find stock-picking opportunities that they believe are compelling.

Masters’ Select Focused Opportunities is still a relatively young fund. We and our sub-advisors remain intently focused on our goal of delivering the type of strong long-term performance relative to the fund’s peer group and benchmarks that we seek for each Masters’ Select fund.

i
The managers and their respective benchmarks are: Christopher Davis and Ken Feinberg: S&P 500 Index; Peter Langerman and Philippe Brugere-Trelat: Russell 3000 Value Index; Frank Sands Jr., John Freeman and Michael Sramek: Russell 1000 Growth Index.

ii
Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and it is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

Fund Summary 45

Masters’ Select Focused Opportunities Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Christopher Davis/ Kenneth Feinberg	Davis Selected Advisers, L.P.	33.33%	Mostly large companies	Blend
Peter Langerman/Philippe Brugere – Trelat	Franklin Mutual Advisers, LLC	33.33%	All sizes and global	Value
Frank Sands, Jr./ A. Michael Sramek/ John Freeman	Sands Capital Management, LLC	33.33%	All sizes, but mostly large and mid-sized companies	Growth

Focused Opportunities Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the Masters’ Select Focused Opportunities Fund from June 30, 2006 to December 31, 2010 compared with the S&P 500 Index.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indices are unmanaged, do not incur fees, expenses or taxes and cannot be invested in directly.

46 The Masters’ Select Funds Trust

Masters’ Select Focused Opportunities Fund Stock Highlights

Amazon.com, Inc. – Frank Sands Jr., Michael Sramek, and John Freeman

Amazon.com, Inc. is held in both the Equity Fund and the Focused Opportunities Fund. Please refer to the discussion on page 10.

Pfizer, Inc. – Peter Langerman/Philippe Brugere – Trelat

Pfizer, Inc. is held in both the Value Fund and the Focused Opportunities Fund. Please refer to the discussion on page 31.

Loews Corp. – Christopher Davis/Kenneth Feinberg

Loews Corp. is held in both the Equity Fund and the Focused Opportunities Fund. Please refer to the discussion on pages 11-12.

See page 79 for Industry Terms and Definitions.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Fund Summary 47

Masters’ Select Focused Opportunities Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2010

Shares		Value
COMMON STOCKS: 96.5%
Consumer Discretionary: 5.2%
19,000	Amazon.com, Inc.*	$3,420,000

Consumer Staples: 13.8%
100,220	CVS Caremark Corp.	3,484,649
104,116	Kraft Foods, Inc.	3,280,695
35,460	Procter & Gamble Co.	2,281,142
		9,046,486
Energy: 16.6%
111,280	Canadian Natural Resources Ltd.	4,943,058
41,000	National Oilwell Varco, Inc.	2,757,250
38,200	Schlumberger Ltd.	3,189,700
		10,890,008
Financials: 18.2%
65,880	American Express Co.	2,827,570
109,899	Bank of New York Mellon Corp.	3,318,950
108,350	Loews Corp.	4,215,898
49,860	Wells Fargo & Co.	1,545,161
		11,907,579
Health Care: 13.5%
11,100	Intuitive Surgical, Inc.*	2,861,025
36,740	Johnson & Johnson	2,272,369
210,500	Pfizer, Inc.	3,685,855
		8,819,249
Technology: 14.2%
10,900	Apple, Inc.*	3,515,904
69,000	QUALCOMM, Inc.	3,414,810
33,300	Visa, Inc. - Class A	2,343,654
		9,274,368
Telecommunication Services: 6.3%
1,605,760	Vodafone Group Plc	4,152,467

Utilities: 8.7%
90,600	E.ON AG	2,782,945
69,070	Exelon Corp.	2,876,075
		5,659,020
TOTAL COMMON STOCKS
(cost $53,223,902)		63,169,177

TOTAL INVESTMENTS IN SECURITIES
(cost $53,223,902): 96.5%		63,169,177

Other Assets Less Liabilities: 3.5%		2,294,513

Net Assets: 100.0%		$65,463,690

Percentages are stated as a percent of net assets.

* Non-Income Producing Security

The accompanying notes are an integral part of these financial statements.

48 The Masters’ Select Funds Trust

Masters’ Select Funds Trust

EXPENSE EXAMPLES – (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) redemptions fees; and (2) ongoing costs, including advisory fees; and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any redemption fees. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these redemption fees were included, your costs would have been higher.

	Beginning Account Value (07/01/10)	Ending Account Value (12/31/10)	Expenses Paid During Period* (07/01/10 to 12/31/10)	Expense Ratio During Period* (07/01/10 to 12/31/10)
Masters’ Select Equity Fund – Institutional Actual	$1,000.00	$1,247.10	$7.19	1.27%
Masters’ Select Equity Fund – Investor Actual	$1,000.00	$1,245.40	$8.60	1.52%
Masters’ Select Equity Fund – Institutional Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.46	1.27%
Masters’ Select Equity Fund – Investor Hypothetical (5% return before expenses)	$1,000.00	$1,017.54	$7.73	1.52%
Masters’ Select International Fund – Institutional Actual	$1,000.00	$1,288.90	$6.58	1.14%
Masters’ Select International Fund – Investor Actual	$1,000.00	$1,288.20	$8.02	1.39%
Masters’ Select International Fund – Institutional Hypothetical (5% return before expenses)	$1,000.00	$1,019.46	$5.80	1.14%
Masters’ Select International Fund – Investor Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	$7.07	1.39%
Masters’ Select Value Fund – Institutional Actual	$1,000.00	$1,168.50	$7.49	1.37%
Masters’ Select Value Fund – Institutional Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.97	1.37%
Masters’ Select Smaller Companies Fund – Institutional Actual	$1,000.00	$1,262.30	$8.78	1.54%
Masters’ Select Smaller Companies Fund – Institutional Hypothetical (5% return before expenses)	$1,000.00	$1,017.44	$7.83	1.54%
Masters’ Select Focused Opportunities Fund – Institutional Actual	$1,000.00	$1,219.00	$7.49	1.34%
Masters’ Select Focused Opportunities Fund – Institutional Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.82	1.34%

*Expenses are equal to the Funds’ annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (184), then divided by the number of days in the fiscal year (365) (to reflect the one-half year period).

Expense Examples 49

Masters’ Select Funds Trust
STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2010

	Equity Fund	International Fund	Value Fund	Smaller Companies Fund	Focused Opportunities Fund
ASSETS
Investments in securities at cost	$294,264,755	$1,473,089,581	$91,897,837	$63,789,055	$53,223,902
Investments in securities at value	$349,048,201	$1,682,892,843	$98,652,425	$80,710,201	$63,169,177
Cash	38,101	3,141	2,643,832	4,539,020	1,791,997
Cash, denominated in foreign currency (cost of $—, $44, $—, $— and $—, respectively)	—	44	—	—	—
Receivables:
Securities sold	1,387,059	16,957,190	480,648	58,983	443,706
Dividends and interest	238,091	1,142,352	187,914	95,913	119,650
Fund shares sold	289,608	1,886,463	166,447	20,509	—
Foreign tax reclaim	98	671,867	—	28	—
Unrealized gain on forward exchange contracts	—	38,954	266,345	—	139,930
Prepaid expenses	21,580	65,190	10,145	9,905	9,441
Total assets	351,022,738	1,703,658,044	102,407,756	85,434,559	65,673,901
LIABILITIES
Payables:
Advisory fees	312,758	1,276,538	93,469	82,108	55,395
Securities purchased	4,530,132	5,512,390	—	98,576	—
Fund shares redeemed	245,416	567,480	56,720	75,076	57,533
Foreign taxes withheld	1,978	119,754	1,429	885	2,776
Unrealized loss on forward exchange contracts	—	3,529,226	138,036	—	50,415
Accrued other expenses	108,467	516,607	62,383	68,202	44,092
Total liabilities	5,198,751	11,521,995	352,037	324,847	210,211
NET ASSETS	$345,823,987	$1,692,136,049	$102,055,719	$85,109,712	$65,463,690
Institutional Class:
Net Assets	$345,682,399	1,448,975,395	102,055,719	85,109,712	65,463,690
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	26,657,260	96,259,448	8,759,782	6,625,656	6,772,570
Net asset value, offering and redemption price per share	$12.97	$15.05	$11.65	$12.85	$9.67
Investor Class:
Net Assets	$141,588	$243,160,654
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	10,944	16,179,170
Net asset value, offering and redemption price per share	$12.94	$15.03
COMPONENTS OF NET ASSETS
Paid in capital	$334,417,285	$1,857,002,844	$133,988,425	$139,695,619	$85,820,968
Undistributed net investment income (loss)	(480)	(468,593)	403,125	—	192,294
Accumulated net realized loss on investments	(43,376,362)	(370,740,851)	(39,217,299)	(71,507,081)	(30,582,859)
Net unrealized appreciation (depreciation) on:
Investments	54,783,446	209,803,262	6,754,588	16,921,146	9,945,275
Foreign currency	98	(3,460,613)	126,880	28	88,012
Net assets	$345,823,987	$1,692,136,049	$102,055,719	$85,109,712	$65,463,690

The accompanying notes are an integral part of these financial statements.

50 The Masters’ Select Funds Trust

Masters’ Select Funds Trust
STATEMENTS OF OPERATIONS For the Year Ended December 31, 2010

	Equity Fund	International Fund	Value Fund	Smaller Companies Fund	Focused Opportunities Fund
INVESTMENT INCOME
Income
Dividends (net of foreign taxes withheld of $76,724, $2,390,678, $50,167, $4,022, and $34,566, respectively)	$3,099,793	$24,085,575	$2,011,277	$771,611	$1,272,668
Interest	755	8,081	17	81	1
Total income	3,100,548	24,093,656	2,011,294	771,692	1,272,669
Expenses
Advisory fees	3,502,772	15,249,452	1,157,254	952,814	693,846
Administration fees	75,338	339,564	22,568	17,879	13,949
Custody fees	48,831	1,089,749	21,337	30,510	11,078
Transfer agent fees	155,738	940,322	55,187	77,941	12,224
Chief compliance officer fees	10,300	10,300	10,300	10,300	10,300
Fund accounting fees	84,915	84,550	63,534	70,283	57,732
Professional fees	52,840	117,893	43,273	40,122	40,503
Trustee fees	54,815	124,192	43,288	41,025	41,410
Registration expense	32,096	54,934	23,175	21,720	22,672
Insurance expense	20,348	91,535	7,823	6,121	4,198
Reports to shareholders	64,266	308,350	22,086	28,480	4,732
Miscellaneous	21,155	97,864	6,648	5,791	4,471
Distribution Fees for Investor Class (See Note 9)	165	449,662	—	—	—
Total expenses	4,123,579	18,958,367	1,476,473	1,302,986	917,115
Less: fees waived	(58,329)	(1,767,581)	(27,454)	(4,197)	(64,359)
Less: expenses paid indirectly	(11,066)	(74)	(5,280)	(7,264)	(4,084)
Net expenses	4,054,184	17,190,712	1,443,739	1,291,525	848,672
Net investment income (loss)	(953,636)	6,902,944	567,555	(519,833)	423,997
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
Investments	42,281,120	94,664,703	11,645,100	8,131,484	2,944,710
Foreign currency transactions	(20,326)	(3,148,868)	815,687	(498)	532,834
Net realized gain	42,260,794	91,515,835	12,460,787	8,130,986	3,477,544
Net change in unrealized appreciation (depreciation) on:
Investments	15,800,831	133,779,504	(1,696,698)	8,769,792	5,222,267
Foreign currency translations	37	(3,793,220)	(242,795)	28	(203,710)
Net unrealized appreciation (depreciation):	15,800,868	129,986,284	(1,939,493)	8,769,820	5,018,557
Net realized and unrealized gain on investments and foreign currency	58,061,662	221,502,119	10,521,294	16,900,806	8,496,101
Net increase in net assets resulting from operations	$57,108,026	$228,405,063	$11,088,849	$16,380,973	$8,920,098

The accompanying notes are an integral part of these financial statements.

Statements of Operations 51

Masters’ Select Funds Trust
STATEMENTS OF CHANGES IN NET ASSETS

	Equity Fund		International Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM: OPERATIONS
Net investment income (loss)	$(953,636)	$(1,057,104)	$6,902,944	$5,266,063
Net realized gain (loss) on investments and foreign currency	42,260,794	(21,583,106)	91,515,835	(121,970,773)
Net change in unrealized appreciation on investments and foreign currency	15,800,868	122,794,592	129,986,284	450,713,073
Net increase in net assets resulting from operations	57,108,026	100,154,382	228,405,063	334,008,363
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Institutional Class	—	—	(6,635,213)	(6,594,330)
Investor Class*	—	—	(665,549)	(670,267)
From net realized gain
Institutional Class	—	—	—	—
Investor Class*	—	—	—	—
Total distributions	—	—	(7,300,762)	(7,264,597)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
Institutional Class	29,282,064	33,618,841	332,476,081	276,023,333
Investor Class*	133,642	4,000	290,293,342	147,677,951
Reinvested distributions
Institutional Class	—	—	4,851,795	5,078,324
Investor Class*	—	—	665,477	670,148
Redemption fee proceeds
Institutional Class	5,380	45,910	174,894	376,753
Investor Class*	39	—	13	—
Payment for shares redeemed
Institutional Class	(56,939,317)	(74,216,597)	(321,121,530)	(247,988,898)
Investor Class*	(16,633)	—	(229,589,876)	(9,175,557)
Net increase (decrease) in net assets from capital share transactions	(27,534,825)	(40,547,846)	77,750,196	172,662,054
Total increase in net assets	29,573,201	59,606,536	298,854,497	499,405,820
NET ASSETS
Beginning of year	316,250,786	256,644,250	1,393,281,552	893,875,732
End of year	$345,823,987	$316,250,786	$1,692,136,049	$1,393,281,552
Accumulated net investment income (loss)	$(480)	$—	$(468,593)	$540,636
CAPITAL TRANSACTIONS IN SHARES:
Institutional Class:
Sold	2,597,186	3,784,732	24,992,635	24,480,161
Reinvested distributions	—	—	323,237	388,846
Redeemed	(5,012,294)	(8,745,506)	(24,138,851)	(24,178,582)
Net increase (decrease) from capital share transactions	(2,415,108)	(4,960,774)	1,177,021	690,425
Investor Class:
Sold	11,996	415	20,604,780	12,341,109
Reinvested distributions	—	—	44,395	51,352
Redeemed	(1,467)	—	(16,144,157)	(718,309)
Net increase from capital share transactions	10,529	415	4,505,018	11,674,152
* Commenced operations on April 30, 2009.

The accompanying notes are an integral part of these financial statements.

52 The Masters’ Select Funds Trust

Masters’ Select Funds Trust
STATEMENTS OF CHANGES IN NET ASSETS

	Value Fund		Smaller Companies Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM: OPERATIONS
Net investment income (loss)	$567,555	$(18,151)	$(519,833)	$(567,796)
Net realized gain (loss) on investments and foreign currency	12,460,787	(16,997,846)	8,130,986	(18,488,031)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(1,939,493)	51,630,110	8,769,820	47,852,279
Net increase in net assets resulting from operations	11,088,849	34,614,113	16,380,973	28,796,452
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Institutional Class	(610,442)	(598,059)	—	—
From net realized gain
Institutional Class	—	—	—	—
Total distributions	(610,442)	(598,059)	—	—
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
Institutional Class	7,567,642	14,483,708	7,848,304	10,667,963
Reinvested distributions
Institutional Class	601,916	589,827	—	1,136
Redemption fee proceeds
Institutional Class	994	14,320	2,519	31,908
Payment for shares redeemed
Institutional Class	(26,477,006)	(29,745,791)	(24,760,552)	(43,212,744)
Net decrease in net assets from capital share transactions	(18,306,454)	(14,657,936)	(16,909,729)	(32,511,737)
Total increase (decrease) in net assets	(7,828,047)	19,358,118	(528,756)	(3,715,285)
NET ASSETS
Beginning of year	109,883,766	90,525,648	85,638,468	89,353,753
End of year	$102,055,719	$109,883,766	$85,109,712	$85,638,468
Accumulated net investment income (loss)	$403,125	$(369,675)	$—	$(574)
CAPITAL TRANSACTIONS IN SHARES:
Institutional Class:
Sold	702,738	1,678,865	689,492	1,293,534
Reinvested distributions	51,534	55,696	—	114
Redeemed	(2,433,568)	(3,605,587)	(2,212,178)	(5,940,112)
Net decrease from capital share transactions	(1,679,296)	(1,871,026)	(1,522,686)	(4,646,464)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets 53

Masters’ Select Funds Trust
STATEMENTS OF CHANGES IN NET ASSETS

	Focused Opportunities Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE IN NET ASSETS FROM: OPERATIONS
Net investment income	$423,997	$107,722
Net realized gain (loss) on investments and foreign currency	3,477,544	(24,678,951)
Net change in unrealized appreciation on investments and foreign currency	5,018,557	47,037,804
Net increase in net assets resulting from operations	8,920,098	22,466,575
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Institutional Class	(472,865)	(256,904)
From net realized gain
Institutional Class	—	—
Total distributions	(472,865)	(256,904)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
Institutional Class	5,896,212	8,578,592
Reinvested distributions
Institutional Class	472,402	256,755
Redemption fee proceeds
Institutional Class	582	9,718
Payment for shares redeemed
Institutional Class	(13,527,706)	(18,035,392)
Net decrease in net assets from capital share transactions	(7,158,510)	(9,190,327)
Total increase in net assets	1,288,723	13,019,344
NET ASSETS
Beginning of year	64,174,967	51,155,623
End of year	$65,463,690	$64,174,967
Accumulated net investment income (loss)	$192,294	$(291,672)
CAPITAL TRANSACTIONS IN SHARES:
Institutional Class:
Sold	687,408	1,259,789
Reinvested distributions	48,701	30,206
Redeemed	(1,549,024)	(2,698,089)
Net decrease from capital share transactions	(812,915)	(1,408,094)

The accompanying notes are an integral part of these financial statements.

54 The Masters’ Select Funds Trust

Masters’ Select Equity Fund – Institutional Class
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year.

	Year Ended December 31,
	2010		2009		2008	2007	2006
Net asset value, beginning of year	$10.88		$7.54		$15.17	$15.69	$15.24

Income from investment operations:
Net investment loss	(0.03)		(0.04)		(0.01)	(0.03)	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	2.12		3.38		(7.03)	0.78	1.44
Total income (loss) from investment operations	2.09		3.34		(7.04)	0.75	1.43
Less distributions:	––		––		(0.01)	––	––
From net investment income
From net realized gain	––		––		(0.58)	(1.27)	(0.98)
Total distributions	––		––		(0.59)	(1.27)	(0.98)
Redemption fee proceeds	––	^	––	^	–– ^	–– ^	–– ^
Net asset value, end of year	$12.97		$10.88		$7.54	$15.17	$15.69
Total return	19.21%		44.30%		(46.76)%	4.57%	9.34%
Ratios/supplemental data:
Net assets, end of year (millions)	$345.7		$316.2		$256.6	$708.7	$863.7
Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.29%		1.34%		1.25% %	1.21	1.19%
After fees waived and expenses paid indirectly	1.27%		1.33%		1.24% %	1.20	1.18%
Ratio of net investment loss to average net assets:	(0.30)%		(0.39)%		(0.04)%	(0.20)%	(0.08)%
Portfolio turnover rate	77.22	%¹	87.83	%¹	101.71%	35.19%	38.39%

^Amount represents less than $0.01 per share.
¹Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights 55

Masters’ Select International Fund – Institutional Class
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year.

	Year Ended December 31,
	2010		2009		2008	2007	2006
Net asset value, beginning of yearA	$13.05		$9.47		$18.68	$18.74	$17.48

Income from investment operations:
Net investment income	0.07		0.06		0.32	0.20	0.34
Net realized and unrealized gain (loss) on investments and foreign currency	2.00		3.59		(8.77)	3.81	3.71
Total income (loss) from investment operations	2.07		3.65		(8.45)	4.01	4.05
Less distributions:
From net investment income	(0.07)		(0.07)		(0.39)	(0.20)	(0.41)
From net realized gain	––		––		(0.37)	(3.87)	(2.38)
Total distributions	(0.07)		(0.07)		(0.76)	(4.07)	(2.79)
Redemption fee proceeds	––	^	––	^	–– ^	–– ^	–– ^
Net asset value, end of year	$15.05		$13.05		$9.47	$18.68	$18.74
Total return	15.86%		38.54%		(45.47)%	20.75%	23.61%
Ratios/supplemental data:
Net assets, end of year (millions)	$1,449.0		$1,241.0		$893.9	$2,071.0	$1,726.8
Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.28%		1.27%		1.22%	1.19%	1.21%
After fees waived and expenses paid indirectly	1.14%		1.15%		1.07%	1.03%	1.06%
Ratio of net investment income to average net assets:	0.51%		0.53%		2.19%	0.88%	1.68%
Portfolio turnover rate	98.74	%¹	104.05	%¹	113.63%	92.66%	98.03%

^Amount represents less than $0.01 per share.
¹Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

56 The Masters’ Select Funds Trust

Masters’ Select Value Fund – Institutional Class
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year.

	Year Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$10.53	$7.35	$15.09	$16.34	$14.60

Income from investment operations:
Net investment income	0.06	–– ^	0.06	0.08	0.08
Net realized and unrealized gain (loss) on investments and foreign currency	1.13	3.24	(7.17)	(0.42)	2.36
Total income (loss) from investment operations	1.19	3.24	(7.11)	(0.34)	2.44
Less distributions:
From net investment income	(0.07)	(0.06)	(0.14)	––	(0.04)
From net realized gain	––	––	(0.49)	(0.91)	(0.66)
Total distributions	(0.07)	(0.06)	(0.63)	(0.91)	(0.70)
Redemption fee proceeds	–– ^	–– ^	–– ^	–– ^	–– ^
Net asset value, end of year	$11.65	$10.53	$7.35	$15.09	$16.34
Total return	11.30%	44.04%	(47.35)%	(2.34)%	16.77%
Ratios/supplemental data:
Net assets, end of year (millions)	$102.1	$109.9	$90.5	$342.2	$367.0
Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.40%	1.45%	1.29%	1.23%	1.24%
After fees waived and expenses paid indirectly	1.37%	1.42%	1.27%	1.21%	1.21%
Ratio of net investment income (loss) to average net assets:	0.54%	(0.02)%	0.54%	0.45%	0.49%
Portfolio turnover rate	41.67%	48.20%	38.76%	24.42%	31.00%

^Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial Highlights 57

Masters’ Select Value Fund – Institutional Class
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year.

	Year Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$10.51	$6.98	$13.36	$14.86	$14.10

Income from investment operations:
Net investment loss	(0.08)	(0.07)	(0.02)	(0.06)	(0.09)
Net realized and unrealized gain (loss) on investments	2.42	3.60	(5.96)	0.35	1.47
Total income (loss) from investment operations	2.34	3.53	(5.98)	0.29	1.38
Less distributions:
From net realized gain	––	––	(0.40)	(1.79)	(0.62)
Total distributions	––	––	(0.40)	(1.79)	(0.62)
Redemption fee proceeds	–– ^	–– ^	–– ^	–– ^	–– ^
Net asset value, end of year	$12.85	$10.51	$6.98	$13.36	$14.86
Total return	22.26%	50.57%	(44.81)%	1.64%	9.67%
Ratios/supplemental data:
Net assets, end of year (millions)	$85.1	$85.6	$89.4	$245.1	$268.9
Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.56%	1.63%	1.39%	1.32%	1.32%
After fees waived and expenses paid indirectly	1.55%	1.62%	1.39%	1.31%	1.31%
Ratio of net investment loss to average net assets:	(0.62)%	(0.73)%	(0.15)%	(0.40)%	(0.56)%
Portfolio turnover rate	113.76%	131.36%	142.21%	130.65%	102.72%

^Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

58 The Masters’ Select Funds Trust

Masters’ Select Value Fund – Institutional Class
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year.

	Year Ended December 31,
	2010	2009	2008	2007	Period Ended** December 31, 2006
Net asset value, beginning of period	$8.46	$5.69	$11.48	$11.02	$10.00

Income from investment operations:
Net investment gain	0.06	0.01	0.01	0.09	––
Net realized and unrealized gain (loss) on investments and foreign currency	1.22	2.79	(5.66)	0.77	1.02
Total income (loss) from investment operations	1.28	2.80	(5.65)	0.86	1.02
Less distributions:
From net investment income	(0.07)	(0.03)	(0.08)	––	––
From net realized gain	––	––	(0.06)	(0.40)	––
Total distributions	(0.07)	(0.03)	(0.14)	(0.40)	––
Redemption fee proceeds	–– ^	–– ^	–– ^	–– ^	––	^
Net asset value, end of period	$9.67	$8.46	$5.69	$11.48	$11.02
Total return	15.13%	49.28%	(49.34)%	7.73%	10.20	%+
Ratios/supplemental data:
Net assets, end of period (millions)	$65.5	$64.2	$51.2	$117.8	$57.2
Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.45%	1.50%	1.36%	1.34%	1.63	%*
After fees waived and expenses paid indirectly	1.35%	1.40%	1.28%	1.26%	1.40	%*
Ratio of net investment income (loss) to average net assets:	0.67%	0.19%	0.28%	0.72%	(0.02	)%*
Portfolio turnover rate	45.47%	62.70%	72.09%	45.66%	7.12	%+

*Annualized.
+Not annualized.
^Amount represents less than $0.01 per share.
**Commenced operations on June 30, 2006.

The accompanying notes are an integral part of these financial statements.

Financial Highlights 59

Masters’ Select Funds – Investor Class
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Equity Fund				International Fund
	Year Ended December 31, 2010		Period Ended** December 31, 2009		Year Ended December 31, 2010		Period Ended** December 31, 2009
Net asset value, beginning of period	$10.87		$8.32		$13.04		$9.85

Income from investment operations:
Net investment income (loss)	(0.03)		(0.03)		0.04		––
Net realized and unrealized gain on investments and foreign currency	2.10		2.58		1.99		3.25
Total income from investment operations	2.07		2.55		2.03		3.25
Less distributions:
From net investment income	––		––		(0.04)		(0.06)
From net realized gain	––		––		––		––
Total distributions	––		––		(0.04)		(0.06)
Redemption fee proceeds	––	^	––		––	^	––
Net asset value, end of period	$12.94		$10.87		$15.03		$13.04
Total return	19.04%		30.65	%+	15.58%		32.97	%+
Ratios/supplemental data:
Net assets, end of period (thousands)	$141.6		$4.5		$ 243,160.7		$ 152,252.8
Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.54%		1.57	%*	1.42%		1.51	%*
After fees waived and expenses paid indirectly	1.52%		1.56	%*	1.39%		1.39	%*
Ratio of net investment income (loss) to average net assets:	(0.51)%		(0.70	)%*	0.22%		(0.10	)%*
Portfolio turnover rate	77.22	%¹	87.83	%+¹	98.74	%¹	104.05	%+1
*	Annualized.
+	Not annualized.
^	Amount represents less than $0.01 per share.
¹	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
**	Commenced operations on April 30, 2009.

The accompanying notes are an integral part of these financial statements.

60 The Masters’ Select Funds Trust

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization

The Masters’ Select Funds Trust (the “Trust”) was organized as a Delaware business trust on August 1, 1996 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Trust consists of five separate series: the Masters’ Select Equity Fund, the Masters’ Select International Fund, the Masters’ Select Value Fund, the Masters’ Select Smaller Companies Fund and the Masters’ Select Focused Opportunities Fund (each a “Fund” and collectively the “Funds”).

The Masters’ Select Equity Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of six highly regarded portfolio managers. The Fund offers two classes of shares: Institutional and Investor Class shares. The investor class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see note 9). The investor class commenced operations on April 30, 2009.

The Masters’ Select International Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of six highly regarded international portfolio managers. The Fund offers two classes of shares: Institutional and Investor Class shares. The investor class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see note 9). The investor class commenced operations on April 30, 2009.

The Masters’ Select Value Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of four highly regarded value portfolio managers. The Fund offers one class of shares: Institutional Class.

The Masters’ Select Smaller Companies Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of five highly regarded smaller company portfolio managers. The Fund offers one class of shares: Institutional Class.

The Masters’ Select Focused Opportunities Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of three highly regarded portfolio managers. The Fund offers one class of shares: Institutional Class.

Note 2 – Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation. Investments in securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Securities listed on the NASDAQ Global Market, the NASDAQ Global Select Market and the NASDAQ Capital Market are valued using the NASDAQ Official Closing Price (“NOCP”). Securities traded on an exchange for which there have been no sales are valued at the mean between the closing bid and asked prices. Debt securities maturing within 60 days or less are valued at amortized cost unless the Valuation Committee determines that amortized cost does not represent fair value. Securities for which market prices are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the securities are valued at fair value as determined in good faith by the Investment Managers that selected the security for the Fund’s portfolio and the Trust’s Valuation Committee in accordance with procedures approved by the Board of Trustees. In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of the security used by a Fund to calculate its net asset value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining the fair value of a security. As a result, different mutual funds could reasonably arrive at a different value for the same security. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Pricing services are used to obtain closing market prices and to compute certain fair value adjustments utilizing computerized pricing models. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine. At December 31, 2010 fair value factors were not used to price any of the securities within the portfolio.

Investments in other funds are valued at their respective net asset values as determined by those funds in accordance with the Investment Company Act of 1940.

B.
Foreign Currency Translation. The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when each Fund’s net asset value is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Notes to Financial Statements 61

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS - (Continued)

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

C.
Restricted Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds’ Board of Trustees. As of December 31, 2010, there was one restricted security held in the Smaller Companies Fund. The value of this security was $1,690,036 or 2.0% of the Fund’s net assets.

D.
Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Funds record realized gains or losses at the time the forward contract is settled. These gains and losses are reflected on the Statement of Operations as realized gain (loss) on foreign currency transactions. Counter-parties to these forward contracts are major U.S. financial institutions. For further information on the forward contracts held by each Fund, please refer to Note 7.

E.
Purchasing Put and Call Options. Each Fund may purchase covered “put” and “call” options with respect to securities which are otherwise eligible for purchase by a Fund and with respect to various stock indices subject to certain restrictions. Each Fund will engage in trading of such derivative securities primarily for hedging purposes.

If a Fund purchases a put option, a Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options). Purchasing put options may be used as a portfolio investment strategy when a Manager perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, a Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which a Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a Fund has a short position in the underlying security and the security thereafter increases in price. Each Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of a Fund in the underlying security and the price of the underlying security thereafter falls, the profit a Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased. Each Fund generally will purchase only those options for which a Manager believes there is an active secondary market to facilitate closing transactions.

Writing Call Options. Each Fund may write covered call options. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

62 The Masters’ Select Funds Trust

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS - (Continued)

Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

Each Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. Each Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

Risks of Investing in Options. There are several risks associated with transactions in options on securities. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to qualification of a Fund as a regulated investment company. During the year ended December 31, 2010, the Funds did not invest in put or call options.

F.
Federal Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Accordingly, no provisions for federal income taxes are required.

The Funds have reviewed the tax position, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2010, and has determined that no provision for income tax is required in the Fund’s financial statements. Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest.

G.
Distributions to Shareholders. Distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition – “temporary differences”), such amounts are reclassified within the capital accounts based on their federal tax-basis.

H.
Security Transactions, Dividend and Interest Income and Expenses. Security transactions are accounted for on the trade date. Realized gains and losses on securities transactions are reported on an identified cost basis. Dividend income and, where applicable, foreign tax withholding expenses are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Purchase discounts and premiums on fixed-income securities are accreted and amortized to maturity using the effective interest method. Many expenses of the Trust can be directly attributed to a specific Fund. Each Fund is charged for expenses directly attributed to it. Expenses that cannot be directly attributed to a specific Fund are allocated among the Funds in the Trust in proportion to their respective net assets or other appropriate method. Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses. Expenses that can be directly attributed to a specific class, such as 12b-1 expenses, and allocated to that specific class based on net assets.

Notes to Financial Statements 63

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS - (Continued)

I.
Repurchase Agreements. Each Fund may enter into repurchase agreements through which the Fund acquires a security (the “underlying security”) from a seller, a well-established securities dealer or a bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date, generally for a period of less than one week. It is the Trust’s policy that its Custodian takes possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities, including recorded interest, is sufficient to cover the value of the repurchase agreements. The Funds’ policy states that the value of the collateral is at least 102% of the value of the repurchase agreement. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by a Fund may be delayed or limited.

J.	Expenses Paid Indirectly. Under terms of the Trust’s Custodial Agreement, the Funds earn credits on cash balances which are applied against custodian fees.

K.
Indemnification Obligations. Under the Funds’ organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

L.
Accounting Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Litman/Gregory Fund Advisors, LLC (the “Advisor”). Under the terms of the Agreement, each Fund pays a monthly investment advisory fee to the Advisor at the annual rate below of the respective Fund’s average daily net assets before any fee waivers:

Equity Fund	1.10% on the first $750 million and
1.00% on assets in excess of $750 million

International Fund	1.10% on the first $1 billion and
1.00% on assets in excess of $1 billion

Value Fund	1.10% on the first $1 billion and
1.00% on assets in excess of $1 billion

Smaller Companies Fund	1.14% on the first $450 million and
1.04% on assets in excess of $450 million

Focused Opportunities Fund	1.10% on the first $1 billion and
1.00% on assets in excess of $1 billion

The Advisor engages Managers to manage the funds and pays the Managers from its advisory fees.

Through April 30, 2011 the Advisor has contractually agreed to waive a portion of its advisory fees effectively reducing total advisory fees to approximately 0.95% of the average daily net assets of the International Fund, 1.08% of the average daily net assets of the Value Fund, and 1.02% of the Focused Opportunities Fund. Additionally, the Advisor has voluntarily agreed to waive its management fee on the daily cash values of the Funds not allocated to Managers. For the year ended December 31, 2010, the amount waived, contractual and voluntary, was $58,329, $1,767,581, $27,454, $4,197 and $64,359 for the Masters’ Select Equity Fund, Masters’ Select International Fund, Masters’ Select Value Fund, Masters’ Select Smaller Companies Fund and Masters’ Select Focused Opportunities Fund, respectively. The Advisor has agreed not to seek recoupment of such waived fees.

U.S. Bancorp Fund Services, LLC (“USBFS”) serves as the Administrator to the Funds. State Street Bank and Trust (“State Street”) serves as the Funds’ Custodian and Fund Accountant. Boston Financial Data Services (“BFDS”), an affiliate of State Street, serves as the Funds’ Transfer Agent. Quasar Distributors, LLC (“Quasar”), an affiliate of USBFS, acts as the Funds’ distributor and principal underwriter.

An employee of the Advisor serves as the Funds’ Chief Compliance Officer (“CCO”). The CCO receives no compensation from the Funds for his services, however, the Funds reimbursed the Advisor $51,500 annually for the services of the CCO.

Affiliated entities of the Managers received net commissions on purchases and sales of the Funds’ portfolio securities for the year ended December 31, 2010 of $30,588 for the Masters’ Select International Fund.

Each independent Trustee, within the meaning of the 1940 Act, is compensated by the Trust at the rate of $75,000 per year.

64 The Masters’ Select Funds Trust

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS - (Continued)

Note 4 – Investment Transactions

The cost of securities purchased and the proceeds from securities sold for the year ended December 31, 2010, excluding short-term investments, were as follows:

Fund	Purchases	Sales
Equity Fund	$231,409,197	$266,014,811
International Fund	$1,397,464,024	$1,354,191,520
Value Fund	$41,393,668	$57,243,609
Smaller Companies Fund	$87,223,812	$102,724,453
Focused Opportunities Fund	$26,784,031	$32,715,409

Note 5 – Fair Value of Financial Instruments

On January 21, 2010, the FASB issued ASU 2010-06, Improving Disclosures about Fair Value Measurements. ASU 2010-06 amends ASC 820, Fair Value Measurements and Disclosures (formerly FASB Statement No. 157), to require additional disclosures regarding fair measurements. Specifically, the amendment requires reporting entities to disclose i) the inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions; ii) transfers between all levels including Level 1 and Level 2 as well as the reason(s) for all transfers; and with respect to Level 3 positions, transfers out separately from transfers in; and iii) purchases, sales, issuances, and settlements on a gross basis in the Level 3 roll forward rather than as one net number. Examples of inputs that may be used in valuing Level 2 securities are current yields, current discount rates, credit quality, yields for comparable securities, and trading volume.

The effective date of this guidance is for interim and annual periods beginning after December 15, 2009; however, the requirements to provide the Level 3 activity for purchases, sales, issuances, and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. The Funds have disclosed the applicable requirements of this accounting standard in their financial statements.

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, foreign exchange rates, and fair value estimates for foreign securities indices).

Level 3 –	Significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments).

The following table provides the fair value measurements of applicable Fund assets by level within the fair value hierarchy for each Fund as of December 31, 2010. These assets are measured on a recurring basis.

Equity Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity
Common Stock	$310,791,001	$—	$—	$310,791,001
Depository Receipts	$13,763,200	$—	$—	$13,763,200
Real Estate Investment Trusts	$—	$—	$—	$—
Total Equity	$324,554,201	$—	$—	$324,554,201
Short-Term Investments	$—	$24,494,000	$—	$24,494,000
Total Investments in Securities	$324,554,201	$24,494,000	$—	$349,048,201
Other Financial instruments*	$—	$—	$—	$—

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swaps contracts, and written options. Futures, forwards, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument while written options are valued at market value.

Notes to Financial Statements 65

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS - (Continued)

International Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs		Total
Equity
Common Stock	$107,985,842	$1,314,028,525	$—	**	$1,422,014,367
Depository Receipts	$159,287,476	$—	$—		$159,287,476
Total Equity	$267,273,318	$1,314,028,525	$—		$1,581,301,843
Short-Term Investments	$—	$101,591,000	$—		$101,591,000
Total Investments in Securities	$267,273,318	$1,415,619,525	$—		$1,682,892,843
Other Financial instruments*	$(3,490,272)	$—	$—		$(3,490,272)

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swaps contracts, and written options.  Futures, forwards, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument while written options are valued at market value.

**	Significant unobservable inputs were used in determining the value of portfolio security for the International Fund. However, the value of these security was $0 as of December 31, 2010.

Value Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity
Common Stock	$93,109,843	$—	$—	$93,109,843
Depository Receipts	$5,542,582	$—	$—	$5,542,582
Preferred Stock	$—	$—	$—	$—
Total Equity	$98,652,425	$—	$—	$98,652,425
Short-Term Investments	$—	$—	$—	$—
Total Investments in Securities	$98,652,425	$—	$—	$98,652,425
Other Financial instruments*	$128,309	$—	$—	$128,309

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swaps contracts, and written options.  Futures, forwards, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument while written options are valued at market value.

Smaller Companies Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity
Common Stock	$78,860,701	$—	$—	$78,860,701
Depository Receipts	$—	$—	$—	$—
Real Estate Investment Trusts	$1,849,500	$—	$—	$1,849,500
Total Equity	$80,710,201	$—	$—	$80,710,201
Short-Term Investments	$—	$—	$—	$—
Total Investments in Securities	$80,710,201	$—	$—	$80,710,201
Other Financial instruments*	$—	$—	$—	$—

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swaps contracts, and written options. Futures, forwards, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument while written options are valued at market value.

66 The Masters’ Select Funds Trust

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS - (Continued)

Focused Opportunities Fund
Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity
Common Stock	$63,169,177	$—	$—	$63,169,177
Total Equity	$63,169,177	$—	$—	$63,169,177
Short-Term Investments	$—	$—	$—	$—
Total Investments in Securities	$63,169,177	$—	$—	$63,169,177
Other Financial instruments*	$89,515	$—	$—	$89,515

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swaps contracts, and written options. Futures, forwards, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument while written options are valued at market value.

Note 6 – Income Taxes and Distributions to Shareholders

As of December 31, 2010, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Equity Fund	International Fund	Value Fund	Smaller Co Fund	Focused Opportunities Fund
Tax cost of Investments	298,761,012	1,490,401,069	92,263,580	64,658,543	53,422,685
Gross Tax Unrealized Appreciation	79,697,938	277,658,627	20,780,703	20,673,278	13,063,126
Gross Tax Unrealized Depreciation	(29,410,749)	(85,166,853)	(14,391,858)	(4,621,620)	(3,316,634)
Net Tax unrealized appreciation (depreciation) on investments	50,287,189	192,491,774	6,388,845	16,051,658	9,746,492
Net Tax unrealized appreciation (depreciation) on forward contracts and foreign currency	98	37,437	(1,429)	28	(1,502)
Net Tax unrealized appreciation (depreciation)	50,287,287	192,529,211	6,387,416	16,051,686	9,744,990
Undistributed ordinary Income	—	3,035,314	531,434	—	281,808
Capital Loss Carry Forward	(38,880,105)	(359,038,332)	(38,851,556)	(70,278,696)	(30,384,076)
Post-October Currency Losses	(480)	(1,392,988)	—	—	—
Post-October Capital Losses	—	—	—	(358,897)	—
Total accumulated gain/(loss)	11,406,702	(164,866,795)	(31,932,706)	(54,585,907)	(20,357,278)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales.

The capital loss carry forwards for each Fund were as follows:

	Capital Loss Carryover	Expires	Capital Loss Carryover	Expires
Equity Fund	—	—	38,880,105	12/31/17
International Fund	135,901,292	12/31/16	223,137,040	12/31/17
Value Fund	20,317,845	12/31/16	18,533,711	12/31/17
Smaller Companies Fund	39,636,392	12/31/16	30,642,304	12/31/17
Focused Opportunities Fund	3,901,235	12/31/16	26,482,841	12/31/17

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
Equity Fund	953,156	20,327	(973,483)
International Fund	(611,411)	611,411	—
Value Fund	815,687	(815,687)	—
Smaller Companies Fund	520,407	498	(520,905)
Focused Opportunities Fund	532,834	(532,834)	—

Notes to Financial Statements 67

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS - (Continued)

The permanent differences primarily relate to foreign currencies, securities litigation income and PFIC adjustments.

The tax composition of dividends (other than return of capital dividends for the years ended December 31, 2010 and 2009 were as follows:

	2010		2009
	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
Equity Fund	$—	$—	$—	$—
International Fund	$7,300,762	$—	$7,264,597	$—
Value Fund	$610,442	$—	$598,059	$—
Smaller Companies Fund	$—	$—	$—	$—
Focused Opportunities Fund	$472,865	$—	$256,904	$—

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2010.

Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, foreign currency transactions and losses realized subsequent to October 31 on the sale of securities and foreign currencies, and PFIC adjustments.

Note 7 – Off-Balance Sheet Risk

The Funds are parties to financial instruments with off-balance sheet risk, primarily forward contracts, in order to hedge the impact of adverse changes in the relationship between the U.S. dollar and various foreign currencies and certain assets and liabilities denominated in foreign currencies. These instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks also arise from the possible inability of counterparties to meet the terms of their contracts, future adverse movement in currency values and contract positions that are not exact offsets. The contract amount indicates the extent of the Funds’ involvement in such currencies.

A forward contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed future date. Forward contracts are reported in the financial statements as unrealized gain (loss) as measured by the difference between the forward exchange rate at the reporting date and the forward exchange rate on the date the contract is entered into. At December 31, 2010, the Funds had the following forward contracts outstanding:

International Fund

Settlement Date		Currency to be Delivered	U.S. $ Value at December 31, 2010	Currency to be Received	U.S. $ Value at December 31, 2010	Unrealized Appreciation	Unrealized Depreciation
3/1/2011	305,000,000	Japanese Yen	3,438,247	U.S. Dollars	3,761,800	—	(323,553)
7/1/2011	112,000,000	Japanese Yen	1,273,871	U.S. Dollars	1,383,613	—	(109,742)
7/20/2011	322,000,000	Japanese Yen	3,706,219	U.S. Dollars	3,979,134	—	(272,915)
8/3/2011	267,000,000	Japanese Yen	3,098,059	U.S. Dollars	3,300,263	—	(202,204)
8/15/2011	364,000,000	Japanese Yen	4,284,873	U.S. Dollars	4,500,163	—	(215,290)
9/7/2011	875,000,000	Japanese Yen	10,435,923	U.S. Dollars	10,821,981	—	(386,058)
9/16/2011	85,000,000	Japanese Yen	1,039,348	U.S. Dollars	1,051,441	—	(12,093)
9/21/2011	560,000,000	Japanese Yen	6,947,374	U.S. Dollars	6,927,737	19,637	—
9/21/2011	597,000,000	Japanese Yen	7,281,375	U.S. Dollars	7,385,462	—	(104,087)
6/15/2011	8,100,000	Swiss Franc	8,227,694	U.S. Dollars	8,688,827	—	(461,133)
6/15/2011	5,150,000	Swiss Franc	5,355,490	U.S. Dollars	5,524,377	—	(168,887)
6/15/2011	4,520,000	Swiss Franc	4,726,649	U.S. Dollars	4,848,580	—	(121,931)
7/6/2011	2,350,000	Swiss Franc	2,225,168	U.S. Dollars	2,521,603	—	(296,435)
7/19/2011	4,000,000	Swiss Franc	3,859,551	U.S. Dollars	4,292,887	—	(433,336)
8/3/2011	3,780,000	Swiss Franc	3,636,084	U.S. Dollars	4,057,647	—	(421,563)
			$69,535,924		$73,045,515	$19,637	($3,529,226)

68 The Masters’ Select Funds Trust

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS - (Continued)

Value Fund

Settlement Date		Currency to be Delivered	U.S. $ Value at December 31, 2010	Currency to be Received	U.S. $ Value at December 31, 2010	Unrealized Appreciation	Unrealized Depreciation
1/18/2011	130,000	U.S. Dollars	174,106	Euro Currency	165,546	8,560	—
1/18/2011	236,026	U.S. Dollars	316,104	Euro Currency	299,619	16,485	—
1/18/2011	122,000	U.S. Dollars	163,391	Euro Currency	164,900	—	(1,509)
1/18/2011	283,837	U.S. Dollars	380,135	Euro Currency	372,215	7,920	—
1/18/2011	2,991,080	Euro Currency	3,914,666	U.S. Dollars	4,005,871	—	(91,205)
1/18/2011	775,324	Euro Currency	1,008,169	U.S. Dollars	1,038,370	—	(30,201)
1/18/2011	355,127	Euro Currency	464,968	U.S. Dollars	475,612	—	(10,644)
1/18/2011	128,794	Euro Currency	168,195	U.S. Dollars	172,490	—	(4,295)
1/18/2011	153,350	Euro Currency	212,796	U.S. Dollars	205,377	7,419	—
1/18/2011	240,000	Euro Currency	334,646	U.S. Dollars	321,425	13,221	—
1/18/2011	180,000	Euro Currency	240,887	U.S. Dollars	241,069	—	(182)
2/14/2011	109,000	U.S. Dollars	169,957	Pound Sterling	167,520	2,437	—
2/14/2011	3,822,284	Pound Sterling	6,170,160	U.S. Dollars	5,959,857	210,303	—
			$13,718,181		$13,589,872	$266,345	($138,036)

Focused Opportunities Fund

Settlement Date		Currency to be Delivered	U.S. $ Value at December 31, 2010	Currency to be Received	U.S. $ Value at December 31, 2010	Unrealized Appreciation	Unrealized Depreciation
1/18/2011	70,000	U.S. Dollars	93,749	Euro Currency	89,140	4,609	—
1/18/2011	44,400	U.S. Dollars	59,464	Euro Currency	60,444	—	(981)
1/18/2011	1,567,081	Euro Currency	2,050,964	U.S. Dollars	2,098,748	—	(47,784)
1/18/2011	39,000	Euro Currency	54,381	U.S. Dollars	52,232	2,149	—
1/18/2011	125,000	Euro Currency	165,799	U.S. Dollars	167,409	—	(1,610)
1/18/2011	40,000	Euro Currency	53,530	U.S. Dollars	53,571	—	(40)
2/14/2011	2,420,424	Pound Sterling	3,907,194	U.S. Dollars	3,774,022	133,172	—
			$6,385,081		$6,295,566	$139,930	($50,415)

The Equity and Smaller Companies Fund do not have outstanding forward exchange contracts as of December 31, 2010.

Note 8 – Written Options Contracts

There are no option contracts written during the year ended December 31, 2010.

Note 9 – Distribution Plan

Certain Funds have adopted a Plan of Distribution (the “Plan”) dated February 25, 2009, pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Investor Classes of the Equity Fund and the International Fund will compensate broker-dealers or qualified institutions with whom the Fund has entered into a contract to distribute Fund shares (“Dealers”). Under the Plan, the amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets of the Classes, which may be payable as a service fee for providing recordkeeping, subaccounting, subtransfer agency and/or shareholder liaison services. For the year ended December 31, 2010, the Equity Investor Class and the International Class incurred $165, and $449,662, respectively, pursuant to the Plan.

The Plan will remain in effect from year to year provided such continuance is approved at least annually by a vote either of a majority of the Trustees, including a majority of the non-interested Trustees, or a majority of the Fund’s outstanding shares.

Note 10 – Line of Credit

The Trust has an unsecured $75,000,000 line of credit with its custodian. Borrowings under this arrangement bear interest at the higher of the federal funds rate or overnight libor plus 1.25% per annum. As compensation for holding available the lending commitment, the Trust pays 0.12% per annum fee on the unused portion of the commitment, which is allocated among the Funds based on their relative net assets. The fee is payable quarterly in arrears. There are no borrowing activity for the year ended December 31, 2010.

Notes to Financial Statements 69

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS - (Continued)

Note 11 – Other Derivative Information

At December 31, 2010, the Funds have invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

International Fund
		Asset Derivatives		Liability Derivatives
		Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Foreign exchange contracts		Unrealized appreciation on forward exchange contracts	$38,954	Unrealized depreciation on forward exchange contracts	$3,529,226
	Total		$38,954		$3,529,226

Value Fund
		Asset Derivatives		Liability Derivatives
		Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Foreign exchange contracts		Unrealized appreciation on forward exchange contracts	$266,345	Unrealized depreciation on forward exchange contracts	$138,036
	Total		$266,345		$138,036

Focused Opportunities Fund
		Asset Derivatives		Liability Derivatives
		Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Foreign exchange contracts		Unrealized appreciation on forward exchange contracts	$139,930	Unrealized depreciation on forward exchange contracts	$50,415
	Total		$139,930		$50,415

For the year ended December 31, 2010, the effect of derivative contracts on the Funds’ Statement of Operations were as follows:

International Fund
Net Realized Gain (Loss) on Investments				Net Change in Unrealized Appreciation (Depreciation) on Investments
		Contracts	Total			Contracts	Total
Foreign exchange contracts		$(169,709)	$(169,709)	Foreign exchange contracts		$(3,794,711)	$(3,794,711)
	Total	$(169,709)	$(169,709)		Total	$(3,794,711)	$(3,794,711)

Value Fund
Net Realized Gain (Loss) on Investments				Net Change in Unrealized Appreciation (Depreciation) on Investments
		Contracts	Total			Contracts	Total
Foreign exchange contracts		$835,132	$835,132	Foreign exchange contracts		$(241,366)	$(241,366)
	Total	$835,132	$835,132		Total	$(241,366)	$(241,366)

Focused Opportunities Fund
Net Realized Gain (Loss) on Investments				Net Change in Unrealized Appreciation (Depreciation) on Investments
		Contracts	Total			Contracts	Total
Equity/Foreign exchange contracts		$550,978	$550,978	Foreign exchange contracts		$(202,157)	$(202,157)
	Total	$550,978	$550,978		Total	$(202,157)	$(202,157)

*
Average amount outstanding during the year for equity contracts is described in note 8. Average amount outstanding during the year for foreign exchange contracts is generally consistent with amounts outstanding at December 31, 2010.

70 The Masters’ Select Funds Trust

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS - (Continued)

Note 12 – Subsequent Events

The funds have evaluated subsequent events through the issuance of the financial statements and determined that no subsequent events have occurred that require disclosure.

Note 13 – Accounting Pronouncements

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by The President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.  Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Notes to Financial Statements 71

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

The Masters' Select Equity Fund
The Masters' Select International Fund
The Masters' Select Value Fund
The Masters' Select Smaller Companies Fund
The Masters' Select Focused Opportunities Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Masters' Select Equity Fund, The Masters' Select International Fund, The Masters' Select Value Fund, The Masters' Select Smaller Companies Fund and The Masters' Select Focused Opportunities Fund (hereafter referred to as the "Funds") at December 31, 2010, the results of each of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit of financial statements includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 24, 2011

72 The Masters’ Select Funds Trust

Masters’ Select Funds Trust
OTHER INFORMAITON - (Unaudited)

Proxy Voting Policies and Procedures

The sub-advisors of the Funds vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Funds. You may obtain a description of these procedures, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the sub-advisors of the Funds voted proxies relating to portfolio securities during the 12-month period ended December 31 is available, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-960-0188 or by visiting the Funds’ website at http://www.mastersfunds.com.

Householding Mailings

To reduce expenses, the Trust may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-960-0188 (or contact your financial institution). The Trust will begin sending you individual copies thirty days after receiving your request.

Board Consideration of and Continuation of Investment Advisory Agreement

At the meeting held on December 6, 2010 (the “Meeting”), the Board of Trustees (the “Board”) of the Masters’ Select Funds Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), considered and approved the one-year renewal of: (1) the Unified Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Litman/Gregory Fund Advisors, LLC (the “Adviser”), with respect to the Masters’ Select Equity Fund, the Masters’ Select International Fund, the Masters’ Select Value Fund, the Masters’ Select Smaller Companies Fund, and the Masters’ Select Focused Opportunities Fund (the “Funds”), and (2) the investment sub-advisory agreements (the “Sub-Advisory Agreements”) between the Adviser and each of Davis Selected Advisers, L.P., Friess Associates, LLC, Harris Associates L.P., Sands Capital Management, LLC, Southeastern Asset Management, Inc., Turner Investment Partners, Inc., and Wells Capital Management, Inc. with respect to Masters’ Select Equity Fund, each of Harris Associates, L.P., Marsico Capital Management, LLC, Mastholm Asset Management, LLC, Northern Cross, LLC, Third Avenue Management, LLC, and Thornburg Investment Management, Inc. with respect to Masters’ Select International Fund, each of Franklin Mutual Advisers, LLC, Harris Associates, L.P., and Southeastern Asset Management, Inc., with respect to Masters’ Select Value Fund, each of Copper Rock Capital Partners, LLC, First Pacific Advisors, LLC, Friess Associates, LLC, Reed Conner & Birdwell, LLC and Wells Capital Management, Inc. with respect to Masters’ Select Smaller Companies Fund, and each of Davis Selected Advisers, L.P., Franklin Mutual Advisers, LLC, and Sands Capital Management, LLC with respect to Masters’ Select Focused Opportunities Fund (all of the foregoing sub-advisers collectively, the “Sub-Advisers”). The one-year renewal of all agreements is for the period ending December 31, 2011.

Prior to the Meeting, the Independent Trustees had requested detailed information from the Adviser regarding the Funds. The materials provided by the Adviser were extensive and included information relating to each Fund’s investment objectives and, where applicable, results, portfolio composition, advisory fee and expense comparisons, as well as information on each Sub-Adviser’s performance within the various Funds and in comparison to other accounts (including other mutual funds) managed by such Sub-Adviser. Financial and profitability information regarding the Adviser, descriptions of various services provided by the Adviser, such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to each Fund was also provided. In addition, the Independent Trustees discussed the approval of the Advisory Agreement and Sub-Advisory Agreements with representatives of the Adviser and were advised by independent counsel on these and other relevant matters.

In addition, the Board had received information about the Funds throughout the year, which included a wide variety of materials relating to the services provided (or to be provided) by the Adviser and the Sub-Advisers, including reports on the Funds’ and each Sub-Adviser’s investment results, portfolio composition, portfolio trading practices, and shareholder services, in addition to other information relating to the nature, extent, and quality of services provided (or to be provided) by the Adviser and the Sub-Advisers. Throughout the course of the year, the Board also received in-person presentations from various members of senior management at the Adviser and requested and reviewed supplemental information, which included extensive materials regarding the Funds’ investment results, advisory fees and expense comparisons, financial and profitability information regarding the Adviser, compliance monitoring, and information about the personnel providing investment management and administrative services to the Funds.

Other Information 73

The information provided to the Board at the Meeting, together with the information provided throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations. The Board did not identify any single issue or particular datum point that, in isolation, would be controlling in their decision to renew the Advisory Agreement and the Sub-Advisory Agreements. Rather, the Board considered the total mix of information provided. The following summary describes the key factors considered by the Independent Trustees (as well as the Board), and the conclusions thereto that formed the basis for approving the renewal of the Advisory Agreement and the Sub-Advisory Agreements, in light of the legal advice furnished to them by independent legal counsel and their own business judgment. The following list of factors is not inclusive of all factors that were considered.

1.Nature, extent and quality of services

The Adviser, its personnel and its resources. The Independent Trustees considered the depth and quality of the Adviser’s investment management process, including its sophisticated monitoring and oversight of the Sub-Advisers; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Independent Trustees discussed the high level of Sub-Adviser due diligence continually being undertaken by the Adviser. The Independent Trustees also noted the high quality of the non-advisory management services provided by the Adviser, such as responsiveness to shareholder inquiries and the preparation of shareholder communications, as well as the Adviser’s responsiveness with respect to requests of both the Board and the shareholders. In addition, the Independent Trustees noted that, because the Adviser is a significant shareholder in the Funds, the Adviser has an additional incentive to ensure that the Funds perform well for the shareholders. The Board also noted that the members of senior management of the Adviser, including those Trustees who are “interested persons” of the Trust within the meaning of the 1940 Act, were also shareholders of the Funds.

The Independent Trustees then considered the Adviser’s policies, procedures and systems to ensure compliance with applicable laws and regulations and its commitment to those programs; its efforts to keep the Trustees informed; and its attention to matters that may involve potential conflicts of interest with each Fund. The Independent Trustees expressed appreciation for the extent and effectiveness of the Adviser’s compliance operations and the Adviser’s oversight of the Sub-Advisers’ and other service providers’ compliance operations. The Independent Trustees discussed the Adviser’s commitment to compliance at length in a private session with senior management of the Adviser. The Independent Trustees also considered the nature, extent, quality and cost of administrative, distribution and shareholder services provided by the Adviser to the Funds under the Advisory Agreement and other agreements, including the administrative, legal and fund accounting and treasury functions.

The Independent Trustees then considered various matters relating to the Sub-Advisers, including copies of each Sub-Advisory Agreement; copies of the Form ADV for each Sub-Adviser; financial information relating to each Sub-Adviser; and other information deemed relevant to the Board’s evaluation of each Sub-Adviser, including qualitative assessments provided verbally by senior management of the Adviser and an assessment of each Sub-Adviser’s commitment to compliance. The Independent Trustees also considered the Adviser’s lengthy and extensive due diligence process for selecting each Sub-Adviser and for monitoring each Sub-Adviser’s ongoing investment performance, attentiveness to their portfolios for the Funds, and responsiveness to the Adviser’s inquiries.

2.Investment results

The Independent Trustees considered the investment results of each Fund in light of its investment objective. They also considered information regarding the selection of indexes and funds comparable to the Funds that were used to evaluate relative investment results and discussed the process for ensuring that the appropriate peer group funds are used for such comparisons. The Independent Trustees reviewed each Fund’s absolute investment results and its relative results measured against such comparable indexes and funds. The Independent Trustees also compared the investment results of each Sub-Adviser in comparison to the Sub-Adviser’s own fund(s) (if applicable) and the relevant index(es). The Independent Trustees examined the performance of each Fund as of September 30, 2010 at (as applicable) one-, three-, and five-year intervals and since inception. The Board also considered the Equity, International, and Value Fund’s performance for the ten-year period ended September 30, 2010. With respect to the Focused Opportunities Fund, the Trustees reviewed and considered performance for the one-year period, three-year period and the period from the Fund’s inception on June 30, 2006 through September 30, 2010.

In assessing relative performance and fees and expenses, the Independent Trustees relied upon data assembled by the Administrator (not affiliated with the Adviser) using data from Lipper, which consisted of reports showing the relative investment results for each Fund in comparison to appropriate passive indexes and comparable fund peer groups for each of the Funds (collectively, the “benchmarks”) and expense comparisons to two peer groups as discussed above. The selection of indexes and funds was based on criteria including asset classification, primary channel of distribution, asset size, expense structure and load type, and the Independent Trustees noted that the Administrator, which is independent of the Adviser, had been primarily responsible for compiling this data.

For the Equity Fund, the Independent Trustees compared its investment results to (1) the Custom Equity Index, which is composed of a 70% weighting in the S&P 500 Index, a 20% weighting in the Russell 2000 Index, and a 10% weighting in the MSCI EAFE Index; (2) the Lipper Multi-Cap Core Index; (3) the Russell 3000 Index; (4) the Multi-Cap Core funds determined to be comparable to the Equity Fund by Lipper; and (5) certain domestic equity funds in the Morningstar Large Blend Category having net assets between $200 million and $500 million, true no-load, and investment minimum of less than $10,000. The Independent Trustees noted that the Equity Fund had lagged the indexes for the one-year, three-year and five-year periods, but outperformed slightly for the ten-year period, year-to-date and the period from the Equity Fund’s inception through September 30, 2010. The Independent Trustees reviewed the performance of the Equity Fund relative to the peer funds as categorized by Lipper and Morningstar and found the results to be similar to that of the comparisons to the benchmark indexes.

74 The Masters’ Select Funds Trust

The International Fund’s comparable funds and indexes were as follows: (1) the S&P Global (ex U.S.) LargeMid Cap Index; (2) the Lipper International Large-Cap Core Index; (3) the International Large-Core funds determined to be comparable to the International Fund by Lipper; and (4) certain funds in the Morningstar Foreign Large Blend Category having net assets between $800 million and $3 billion, true no-load, and investment minimum of less than $10,000. The Independent Trustees noted that the International Fund was outperforming one of its benchmark indexes, the S&P Global (ex U.S.) LargeMid Cap Index, for the year-to-date, one-year and since inception periods through September 30, 2010. It lagged the same benchmark index for the three-year period and performed in line with it over the five- and ten-year periods ended September 30, 2010. The International Fund outperformed the Lipper International large-Cap Core Index and the median for the peer groups determined by Lipper and Morningstar for all relevant periods reviewed.

The investment results of the Value Fund were compared to (1) the Russell 3000 Value Index; (2) the Lipper Large-Cap Value Index; (3) the Large-Cap Value funds determined to be comparable to the Value Fund by Lipper; and (4) large sized value funds in the Morningstar Large Value Category having net assets between $100 million and $250 million, true no-load, and investment minimum of less than $10,000. The Independent Trustees noted that the Value Fund had underperformed the Russell 3000 Value Index for all relevant periods reviewed and had underperformed the Lipper Large-Cap Value Index for all relevant periods reviewed except the year-to-date, ten-year period and the period since inception through September 30, 2010. The Independent Trustees also noted that the performance of the Value Fund relative to the Russell 3000 Value Index was more favorable for the ten-year period and the period from the Value Fund’s inception through September 30, 2010, but still trailed that Index. With respect to the Value Fund’s performance relative to its peer groups, the Value Fund trailed the Morningstar peer group median for all relevant periods reviewed but outperformed the Lipper peer group median year-to-date and for the five-year and ten-year periods ended September 30, 2010.

The Smaller Companies Fund was compared to (1) the Russell 2000 Index; (2) the Lipper Small-Cap Core Index; (3) the Small-Cap Core funds determined to be comparable to the Smaller Companies Fund by Lipper; and (4) certain small cap blend equity funds in the Morningstar Small Blend Category having net assets between $50 million and $300 million, true no-load, and investment minimum of less than $10,000. The Independent Trustees observed that the Smaller Companies Fund had underperformed both of its benchmark indexes for all relevant periods reviewed. Similarly, the Smaller Companies Fund underperformed the median of both the Lipper and Morningstar peer groups for all relevant periods reviewed to varying degrees.

Finally, the investment performance of the Focused Opportunities Fund was compared to (1) the S&P 500 Index; (2) the Large-Cap Core funds determined to be comparable to the Focused Opportunities Fund by Lipper; and (3) certain large cap blend equity funds in the Morningstar Large Blend Category having net assets between $50 million and $100 million, true no-load, and investment minimum of less than $10,000. The Independent Trustees reviewed the performance of the Focused Opportunities Fund and noted that the Focused Opportunities Fund had outperformed its benchmark index (the S&P 500 Index) and the Lipper peer group median for the year-to-date period, but lagged for the one-year, three-year and since inception (only applicable to the S&P 500 Index) periods ended September 30, 2010. The Focused Opportunities Fund also underperformed the Morningstar peer group median for both the one-year and three-year periods ended September 30, 2010.

The Independent Trustees also noted that performance of Sub-Advisers for the same Fund varies and noted and acknowledged the Adviser’s detailed monitoring of Sub-Advisers’ investment results, particularly those Sub-Advisers that were experiencing periods of underperformance. The Independent Trustees noted and considered the comments by the Adviser with respect to underperforming Sub-Advisers, discussion at Board meetings throughout the year regarding the potential sources of underperformance and actions taken by the Adviser in response to underperformance by certain Sub-Advisers. The Independent Trustees considered the Adviser’s process for terminating Sub-Advisers and noted the Adviser’s continued willingness to terminate Sub-Advisers if the Adviser determined that the termination was in the best interest of a Fund and its shareholders. The Independent Trustees also noted and considered the Adviser’s ability to attract and retain world-class investment managers to serve as Sub-Advisers to the Funds as well as the Adviser’s extensive screening process before hiring a Sub-Adviser.

Ultimately, the Independent Trustees concluded that the Adviser has a strong long-term record of effectively managing each of the Funds and monitoring the effectiveness of the contributions being made by each of the Sub-Advisers. The Independent Trustees further concluded that the Adviser was applying appropriate discipline and oversight to ensure each Fund adhered to its stated investment objective and strategies and that the Adviser’s record in managing each Fund supported the conclusion that its continued management should benefit each Fund and its shareholders.

3.Advisory fees and total expenses

The Independent Trustees reviewed the advisory fees and total expenses of each Fund (each as a percentage of average net assets) and compared such amounts with the median fee and expense levels of other funds in applicable peer fund groups based on the Lipper data. According to the Lipper data, each Fund had relatively high advisory expenses, but the Independent Trustees noted that the Adviser’s advisory fees included management and administrative-type services that were unbundled in many other advisory fees used in the comparison data. Accordingly, the Independent Trustees focused on the total expenses of each Fund, its performance and, where appropriate, the level of subsidization by the Adviser. The Independent Trustees found that the total expenses for each of the Funds were in the higher range of their core style peers. However, when compared to Manager-of-Manager peers the total expenses for each of the Funds were above the median, though not unreasonably so. The Independent Trustees considered the Manager-of-Sub-Manager comparisons to be more apposite because they more closely reflected the structure of the Funds. Thus, the Independent Trustees concluded that the fees were reasonable in comparison to other funds. In addition, the Trustees noted that while the advisory fees may be higher than the industry norm, the higher fees allowed shareholders to have access to Sub-Advisers to which they otherwise might not have access and that the higher fees were fully justified by the long-term performance results of the Funds.

Other Information 75

The Independent Trustees noted the United States Supreme Court’s guidance in its recent case Jones v. Harris Associates on the relevance of comparisons of management fees charged by the Adviser to other similarly managed separate accounts such as pension funds or other institutional investors. The Adviser presented to the Independent Trustees management fees the Adviser and its affiliate charge their individual accounts and private investment funds. The Adviser explained, to the Independent Trustees’ satisfaction, various factors that contribute to the different fee schedules between the Funds and the separately managed accounts, including the fact that the products the Adviser and its affiliate offer for the Funds (i.e., concentrated sub-portfolios managed by a selection of Sub-Advisers) and their separately managed accounts are drastically different; that services the Adviser and its affiliate provide for the Funds (i.e., the assembly and monitoring of Sub-Advisers) are not readily available on the market and different from those offered for their separately managed accounts; that the separately managed accounts have a much higher minimum investment requirement as compared to that of the Funds; and that certain compliance obligations and liquidity requirements are only applicable to the Funds and not the separately managed accounts. The Adviser noted that although the fees for separately managed individual accounts of greater than $10 million are discounted to a relatively high extent, there are currently only roughly 5 clients of that size, and management of high net worth individuals has been an area of expertise for the Adviser.

4.The Adviser’s financial information

The Independent Trustees reviewed information regarding the Adviser’s costs of managing the Funds and information regarding the profitability of the Adviser. The Independent Trustees also considered the extent to which economies of scale may be realized as each Fund grows and whether advisory fee levels reflect economies of scale if the Funds grow in size. The Independent Trustees also noted that the Adviser had voluntarily forgone profits to subsidize the Funds when they were at lower asset levels.

The Adviser’s Costs and Profitability. The Independent Trustees first noted that the Adviser appeared to be providing products that are competitively priced with other funds, especially funds with multiple sub-advisers. The Independent Trustees reviewed the total advisory fees, the amounts paid by the Adviser to the various Sub-Advisers, and the general cost of the services provided by the Adviser in compensation for its retained portion of the total advisory fee. The Independent Trustees took note of information provided on advisory fees waived by the Adviser, noting that the Adviser had voluntarily waived more than $1.6 million of fees payable under its advisory contracts, and followed a policy of not charging advisory fees on unallocated cash. The Independent Trustees also noted that the Adviser had voluntarily agreed not to seek recoupment of a substantial portion of waived advisory fees. The Independent Trustees also considered the Adviser’s willingness to invest in staff to accommodate changing regulatory requirements. The Independent Trustees received information that assured them that the Adviser was financially sound and able to honor its sponsorship commitments to the Funds, and that the Adviser’s profits were in the range of reasonableness for the mutual fund management industry. The Independent Trustees did not engage in an analysis of Fund-by-Fund profitability given the integrated nature of the Adviser’s management of the Funds. Similarly, although the Independent Trustees had financial information on the Sub-Advisers, the Independent Trustees did not engage in an extended analysis of Sub-Adviser profitability given the arm’s length nature of the bargaining between the Adviser and each Sub-Adviser and the difficulty of interpreting profitability information with respect to each Sub-Adviser due to the use of disparate accounting conventions, disparate ownership structures, the fact that each Sub-Adviser managed only a portion of each Fund, and other factors; in this regard, the Independent Trustees were advised by legal counsel that they could give less weight to the profitability assessment of each contract with each Sub-Adviser because of the existence of arm’s length bargaining in those contractual relationships. The Independent Trustees also reviewed information provided during the past year regarding the structure and manner in which the Adviser’s and the Sub-Advisers’ investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel.

Economies of Scale. The Independent Trustees also noted that the Adviser had taken steps to reduce expenses. The Independent Trustees considered the economies of scale the Funds have experienced and are experiencing and the Adviser’s commitment to regulate each Fund’s total expenses and ensure that the expenses of each Fund are fair and reasonable. The Independent Trustees concluded that the Adviser had taken steps to ensure that shareholders of the Funds benefit as the sizes of the Funds increase by agreeing to breakpoints in its fee schedules, negotiating favorable terms with service providers, and providing certain support services to the Funds on a cost only basis. The Independent Trustees also noted that the Adviser had acted in the Funds’ shareholders’ best interests in closing certain of the Funds to new investors at certain times. Even though additional investments would have increased Fund sizes and possibly generated additional economies of scale, the Independent Trustees observed that responsible management of Fund sizes often benefited shareholders more than allowing growth notwithstanding economies of scale that might accompany such growth. In addition, the Independent Trustees took note of information provided on fees rebated to separate account clients of the Adviser’s affiliate to the extent these clients’ assets were invested in the Funds. The Independent Trustees noted that these rebates by the Adviser’s affiliate represented over $670,000 in fees, and, although they nominally benefited only separate account clients of the Adviser’s affiliate who were also Fund shareholders, the Independent Trustees recognized that these separate account investments helped reduce costs for all shareholders of the Funds by increasing the asset base of the Funds. The Independent Trustees took note of the balance the Adviser and its affiliate struck between extending such rebates and limiting the size and total assets in the various Funds to levels that promoted optimum investment returns. The Independent Trustees also took favorable note of the Adviser’s efforts to invest in its advisory organization to ensure strong research and analytic capability.

5.Conclusions

Based on their review, including their non-exclusive consideration of each of the factors referred to above, the Independent Trustees (as well as the Board), concluded that the Advisory Agreement and the Sub-Advisory Agreements are fair and reasonable to each Fund and its shareholders, that each Fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to the Adviser and its respective Sub-Advisers by each Fund, and that the renewal of the Advisory Agreement and the Sub-Advisory Agreements would be in the best interests of each Fund and its shareholders. Each of the factors discussed above supported such approval.

76 The Masters’ Select Funds Trust

Masters’ Select Funds Trust
INDEX DEFINITIONS

Custom Equity Index

The Custom Equity Index is composed of a 70% weighting in the S&P 500 Index, a 20% weighting in the Russell 2000 Index, and a 10% weighting in the MSCI EAFE Index. The S&P 500 Index consists of 500 stocks that represent a sample of the leading companies in leading industries. This index is widely regarded as the standard for measuring large-cap U.S. stock market performance. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The MSCI EAFE Index measures the performance of all of the publicly traded stocks in 22 developed non-U.S. markets.

Lipper International Large-Cap Core Fund Index

The Lipper International Large Cap Core Fund Index measures the performance of the 30 largest mutual funds in the international large cap core fund objective, as determined by Lipper, Inc.

Lipper Multi-Cap Core Fund Index

The Lipper Multi-Cap Core Fund Index measures the performance of the 30 largest mutual funds that invest in a variety of capitalization ranges, without concentrating 75% or more of their equity assets in any one market capitalization range over an extended period of time, as determined by Lipper, Inc.

Lipper Large-Cap Value Fund Index

The Lipper Large-Cap Value Fund Index measures the performance of the 30 largest mutual funds that invest in the large-cap value range, as determined by Lipper, Inc. Lipper categorizes Value Funds as those that seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on a price-to-earnings, price-to-book value, asset value or other factors.

Lipper Small-Cap Core Fund Index

The Lipper Small-Cap Core Fund Index measures the performance of the 30 largest mutual funds in the small capitalization range, as determined by Lipper, Inc.

MSCI All Country World ex U.S. Index

The MSCI All Country World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

MSCI All Country World ex U.S. Growth Index

The MSCI All Country World ex U.S. Growth Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with higher price-to-book ratios and higher forecasted growth values.

MSCI All Country World ex U.S. Value Index

The MSCI All Country World ex U.S. Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with lower price-to-book ratios and lower forecasted growth values.

MSCI EAFE Index (Europe, Australasia, Far East)

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of May 27, 2010 the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

MSCI World ex U.S. Index

The MSCI World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States.

Russell 1000 Growth Index

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index

The Russell 2000 Index measures the performance of the 2,000 largest companies in the Russell 3000 Index.

Russell 2000 Growth Index

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values.

Russell 2000 Value Index

The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500 Growth Index

The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Index Definitions 77

Masters’ Select Funds Trust
INDEX DEFINITIONS - (Continued)

Russell 3000 Index

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies as measured by total market capitalization, and represents about 98% of the U.S. stock market.

Russell 3000 Value Index

The Russell 3000 Value Index is a broad based index that measures the performance of those companies within the 3,000 largest U.S. companies, based on total market capitalization, that have lower price-to-book ratios and lower forecasted growth rates.

S&P 500 Index

The S&P 500 Index is widely regarded as the standard for measuring large-cap stock performance, and consists of 500 stocks that represent a sample of the leading companies in leading industries.

S&P Global (ex U.S.) LargeMid Cap Index

S&P Global (ex U.S.) LargeMid Cap Index is a broad based index that represents the largest 80% of investable companies in 52 developed and emerging market countries.

Indices are unmanaged, do not incur fees, and cannot be invested in directly.

78 The Masters’ Select Funds Trust

Masters’ Select Funds Trust
INDUSTRY TERMS AND DEFINITIONS

Price to earnings ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share. Similarly, multiples of earnings and cash flow are means of expressing a company’s stock price relative to its earnings per share or cash flow per share, and are calculated by dividing the current stock price by its earnings per share or cash per share. Forecasted earnings growth is the projected rate that a company’s earnings are estimated to grow in a future period.

Price to book ratio is calculated by dividing the current market price of a stock by the book value per share.

Combined ratio is a formula used by insurance companies to relate premium income to claims, administration and dividend expenses. It is used in the annual statement filed by an insurer with the state insurance department. It is calculated by dividing the sum of incurred losses and expenses by earned premium.

Diversification is the spreading of risk by putting assets in several categories of investments.

Free cash flow is the amount of cash a company has after expenses, debt service, capital expenditures, and dividends

Free cash flow yield is an overall return evaluation ratio of a stock, which standardizes the free cash flow per share a company is expected to earn against its market price per share. The ratio is calculated by taking the free cash flow per share divided by the share price.

EV/EBITDA is the enterprise value of a company divided by earnings before interest, taxes, depreciation, and amortization

“Growth” stocks are generally considered to be stocks of companies with high expected earnings growth compared to “value” stocks. Because of this higher expected growth, growth stocks tend to be priced at a higher multiple of their current earnings than value stocks. However, the premium paid for growth stocks compared to value stocks can vary dramatically depending on the market environment.

Book value is the net asset value of a company, calculated by subtracting total liabilities and intangible assets from total assets.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding

EV/Sales is the ratio of enterprise value of a company divided by the total sales of the company for a particular period, usually one year.

EBITDA is a company’s earnings before interest, taxes, depreciation, and amortization.

Capex (capital expenditures) are expenditures creating future benefits.

Enterprise value is calculated by adding a corporation’s market capitalization, preferred stock, and outstanding debt together and then subtracting out the cash and cash equivalents.

Discounted cash flow is calculated by multiplying future cash flows by discount factors to obtain present values.

Return on investment capital (ROIC) is calculated by subtracting dividends from net income and dividing by total capital.

One basis point equals 1/100th of 1 percent.

Operating cash flow is calculated by summing net profit, depreciation, change in accruals, and change in accounts payable, minus change in accounts receivable, minus change in inventories.

Return on equity (ROE) is a measure of how well a company used reinvested earnings to generate additional earnings. Expressed as a percentage, it is calculated by dividing net worth at the beginning of the period into net income for the period after preferred stock dividends but before common stock dividends.

Return on capital (ROC) is a measure of how effectively a company uses the money (borrowed or owned) invested in its operations. It is calculated by dividing net income by invested capital.

Dividend yield is the return on an investor’s capital investment that a company pays out to its shareholders in the form of dividends. It is calculated by taking the amount of dividends paid per share over the course of a year and dividing by the stock’s price.

Compound annual growth rate (CAGR) is the rate of growth of a number, compounded over several years.

Industry Terms and Definitions 79

Masters’ Select Funds Trust
TAX INFORMATION - (Unaudited)

The percent of dividend income distributed for the year ended December 31, 2010, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003 is as follows:

Masters’ Select Equity Fund	N/A
Masters’ Select International Fund	100.00%
Masters’ Select Value Fund	100.00%
Masters’ Select Smaller Companies Fund	N/A
Masters’ Select Focused Opportunities Fund	100.00%

The percent of dividend income distributed for the year ended December 31, 2010 which qualifies for the corporate dividends received deduction is as follows:

Masters’ Select Equity Fund	N/A
Masters’ Select International Fund	79.31%
Masters’ Select Value Fund	100.00%
Masters’ Select Smaller Companies Fund	N/A
Masters’ Select Focused Opportunities Fund	100.00%

The Funds hereby designate the following amounts as long-term capital gains distributions for the fiscal year ended December 31, 2010:

Masters’ Select Equity Fund	N/A
Masters’ Select International Fund	N/A
Masters’ Select Value Fund	N/A
Masters’ Select Smaller Companies Fund	N/A
Masters’ Select Focused Opportunities Fund	N/A

Additional Information Applicable to Foreign Shareholders Only:

The percent of ordinary dividend distributions for the year ended December 31, 2010, which are designated as interest-related dividends under Internal Revenue Code Section 871 (k)(1)(C) is as follows:

Masters’ Select Equity Fund	N/A
Masters’ Select International Fund	N/A
Masters’ Select Value Fund	N/A
Masters’ Select Smaller Companies Fund	N/A
Masters’ Select Focused Opportunities Fund	N/A

The percent of ordinary dividend distributions for the year ended December 31, 2010, which are designated as short-term capital gain distributions under Internal Revenue Code Section 871 (k)(2)(C) is as follows:

Masters’ Select Equity Fund	N/A
Masters’ Select International Fund	N/A
Masters’ Select Value Fund	N/A
Masters’ Select Smaller Companies Fund	N/A
Masters’ Select Focused Opportunities Fund	N/A

For the year ended December 31, 2010, the Masters’ Select International Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from foreign Sourced Income
$2,390,678	$0.0213	100.00%

80 The Masters’ Select Funds Trust

Masters’ Select Funds Trust
TRUSTEE AND OFFICER INFORMATION

Background information for the Trustees and Officers of the Trust is presented below. All Trustees oversee each of the five the Masters’ Select Funds. The SAI includes additional information about the Trust’s Trustees and is available, without charge, by calling 1-800-960-0188.

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
A. George Battle 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1944)	Trustee	Term: Open Ended Time Served: 14 years	Executive Chairman, Ask Jeeves, Inc. (technology) from 2004 - 2005; Chief Executive Officer, Ask Jeeves from 2000 to 2003; Senior Fellow, The Aspen Institute since 1995.	Advent Software; Expedia Inc.; Fair, Isaac and Company, Inc.; and Netflix Inc.
Frederick August Eigenbrod, Jr. PhD 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1941)	Trustee	Term: Open Ended Time Served: 14 years	Vice President, RoutSource Consulting Services (organizational planning and development) since 2002	None
Taylor M. Welz 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1959)	Trustee	Term: Open Ended Time Served: 14 years
CPA/PFS, CFP. President, CCO &
Sole Owner, Welz Financial Services,
Inc., (investment advisory services and
retirement planning) since 2007.
Partner and Chief Compliance Officer, Bowman & Company LLP (certified public accountants) from 1987 to 2007.
None
Harold M. Shefrin, PhD 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1948)	Trustee	Term: Open Ended Time Served: Since February 2005	Professor, Department of Finance, Santa Clara University, since 1979	SA Funds – Investment Trust
Kenneth E. Gregory* 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1957)	President and Trustee	Term: Open Ended Time Served: 14 years
President of the Advisor; President and Chief Strategist of Litman/Gregory Asset Management, LLC (investment advisors); President of Litman/Gregory Research, Inc. (publishers); Officer of Litman/Gregory Analytics, LLC (web based publisher of financial research) since 2000.
None
Craig A. Litman* 100 Larkspur Landing Circle, Suite 204 Larkspur, CA 94939 (born 1946)	Secretary and Trustee	Term: Open Ended Time Served: 14 years	Treasurer and Secretary of the Advisor; Vice President and Secretary of Litman/Gregory Research, Inc.; Chairman of Litman/Gregory Asset Management, LLC.	None
Jeremy DeGroot* 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1963)	Assistant Secretary and Trustee	Term: Open Ended Time Served: Elected Trustee December 2008	Chief Investment Officer of Litman/Gregory Asset Management, LLC.	None
John Coughlan 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1956)	Treasurer and Chief Compliance Officer	Term: Open Ended Time Served: 14 years	Chief Operating Officer and Chief Compliance Officer, Litman/ Gregory Fund Advisors, LLC and Chief Financial Officer of Litman/ Gregory Asset Management, LLC.	None

* Denotes Trustees who are “interested persons” of the Trust under the 1940 Act.

Trustee and Officer Information 81

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82 Notes

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Notes 83

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84 Notes

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Notes 85

Advisor:

Litman/Gregory Fund Advisors, LLC
Orinda, CA 94563

Distributor:

Quasar Distributors, LLC
615 E. Michigan St., 2nd Floor
Milwaukee, WI 53202

Transfer Agent:

BFDS
P.O. Box 219922
Kansas City, MO 64121-9922
1-800-960-0188

For Overnight Delivery:
Masters’ Select Funds
C/O BFDS
330 W. 9th Street
Kansas City, MO 64105

Investment Professionals:

Registered Investment Advisors, broker/dealers, and other investment professionals may contact Fund Services at 1-925-253-5238.

Prospectus:

To request a current prospectus, statement of additional information, or an IRA application, call 1-800-656-8864.

Shareholder Inquiries:

To request action on your existing account, contact the Transfer agent, BFDS, at 1-800-960-0188, from 9:00 a.m. to 6:00 p.m. eastern time, Monday through Friday.

24-Hour Automated Information:

For access to automated reporting of daily prices, account balances and transaction activity, call 1-800-960-0188, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready in order to access your account information.

Fund Information:

Fund	Symbol	CUSIP	Fund Number
Equity Fund
Institutional Class	MSEFX	576417109	305
Investor Class	MSENX	576417505	475
International Fund
Institutional Class	MSILX	576417208	306
Investor Class	MNILX	576417604	476
Value Fund	MSVFX	576417406	307
Smaller Companies Fund	MSSFX	576417307	308
Focused Opportunities Fund	MSFOX	57641T101	314

Website:

www.mastersfunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-960-0188.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees (the “board”) has determined that Harold M. Shefrin, the Chairman of the board’s audit committee, is the “audit committee financial expert” and that Mr. Shefrin is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant, PricewaterhouseCoopers LLP, to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2010	FYE 12/31/2009
Audit Fees	$150,000	$150,000
Audit-Related Fees	$0	$0
Tax Fees	$30,000	$30,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2010	FYE 12/31/2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2010	FYE 12/31/2009
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Not applicable. The complete Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant last provided disclosure in response to this Item 10.

Item 11. Controls and Procedures.

(a)
The registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported timely and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics. Not applicable because it is provided free of charge, upon request, as described in Item 2 of this Form N-CSR.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

(3) Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Masters’ Select Funds Trust

By /s/ Kenneth E. Gregory
Kenneth E. Gregory, President and Principal Executive Officer

Date March 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Kenneth E. Gregory
Kenneth E. Gregory, President and Principal Executive Officer

Date March 7, 2011

By /s/ John Coughlan
John Coughlan, Treasurer and Principal Financial Officer

Date March 7, 2011